Exhibit 10.4

[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

PURCHASE AND SALE AGREEMENT WITH RESPECT TO A SHARE OF THE SHARE CAPITAL OF THE COMPANY CALLED MINERA DE CORDILLERAS, S. DE R.L. DE C.V., HEREINAFTER THE “CONTRACT”, ENTERED INTO ON THE ONE HAND BY THE COMPANY CALLED SERVICIOS VELARDEÑA, S.A. DE C.V., HEREINAFTER REFERRED TO AS THE “SELLER”, REPRESENTED IN THIS ACT BY MR. JORGE EMILIO GARCÍA NAVA AND BY THE OTHER COMPANY CALLED EMPRESA Y CAPITAL, S.A.P.I. DE C.V., HEREINAFTER REFERRED TO AS THE “BUYER”, REPRESENTED HEREIN BY MR. JESÚS MARTE VINICIO ZATARIN CHÁVEZ; LIKEWISE, THE FOLLOWING APPEAR: (I) THE COMPANY CALLED MINERA DE CORDILLERAS, S. DE R.L. DE C.V., HEREINAFTER REFERRED TO AS THE “COMPANY” OR THE “ISSUER” INDISTINCTLY, REPRESENTED HEREIN BY MR. JORGE EMILIO GARCÍA NAVA; COLLECTIVELY, THE “SELLER” AND THE “BUYER” SHALL BE REFERRED TO AS THE “PARTIES”; AND (II) GMC EQUIPOS MEXICO, S.A. DE C.V. , HEREINAFTER REFERRED TO AS THE “GUARANTOR”, REPRESENTED IN THIS ACT BY MR. JORGE EMILIO GARCÍA NAVA, WHO AGREES TO BE SUBJECT TO THE FOLLOWING BACKGROUND, DECLARATIONS AND CLAUSES.

A N T E C E D E N T E S

I.	By means of public instrument number 42,114 (forty-two thousand one hundred and fourteen) dated November 9 (nine) 1994 (one thousand nine hundred and ninety-four), granted before Mr. Javier del Valle Palazuelos, holder of Notary Public number 61 (sixty- one) of the Federal District now Mexico City, the company was constituted as a commercial company called MINERA DE CORDILLERAS, S.A. DE C.V. whose first original was duly registered under commercial folio number 344264 (three, four, four, two, six, four) in the Public Registry of Commerce of its registered office; and also registered in the Federal Taxpayers Registry with the code MCO-941109-LQ2.

II.	Subsequently, the company was transformed into a limited liability company, called MINERA DE CORDILLERAS, S. DE R.L. DE C.V., which is evidenced by public instrument number 531 (five hundred and thirty-one) dated December 14 (fourteen) of December 1994 (nineteen hundred and ninety-four), granted before Mr. José Luis Villavicencio Castañeda, holder of Notary Public number 218 (two hundred and eighteen) of the Federal District, now Mexico City, and which was duly registered in the Public Registry of Commerce of its registered office.

III.	The “COMPANY” declares that the entries, notes and information that is recorded and recorded in the minutes book of the shareholders’ meeting, the register of partners or shareholders and the book of variations of the capital of said “COMPANY”, correctly and accurately reflect its legal and corporate situation, as well as the current integration of the share capital.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

D E C L A R A C I O N E S

I.	The “SELLER” declares through its legal representative and under oath to tell the truth, that:

i.	It is a legal entity duly constituted in accordance with the laws of the United Mexican States, as evidenced by public deed number 10,030 dated July 1, 2013, granted under the faith of Mr. Guillermo Aarón Vigil Chapa, Holder of the Notary Public number 247 of Mexico City and registered in the Public Registry of Commerce of its registered office under the electronic commercial folio 500340-1.

ii.	Its legal representative has the sufficient and necessary powers to bind its client under the terms of this “CONTRACT”, which to date have not been revoked or limited in any way.

iii.	For the purposes of this “CONTRACT”, its domicile is located at Calle Río de la Plata No. 1580, Col. Magdalenas, C.P. 27010, Torreón, Coahuila, Mexico.

iv.	As a partner of the “COMPANY”, he/she has the necessary and sufficient legal capacity to enter into this “CONTRACT”. This “CONTRACT” and the execution of the transactions contemplated in this “CONTRACT” have been previously authorized by all necessary corporate actions by the “SELLER”.

v.	He is the owner and therefore the legitimate owner of 1 (one) share of the company with a value of $23,182,652.00 (Twenty-three million one hundred eighty-two thousand six hundred fifty-two pesos 00/100 Mexican pesos). in the variable capital (hereinafter “THE CORPORATE PART”), which is representative of 5.56304% of the capital stock of the “COMPANY”, which is not subject to any lien, usufruct or limitation of ownership or possession.

vi.	It is his will to transfer to the “BUYER”, by means of this instrument, the full ownership of “THE SOCIAL PART”, of which he is the legitimate owner and proprietor, which has been mentioned in paragraph v. (fifth) above, with all that in fact and by law corresponds to them.

vii.	The transfer of “THE SOCIAL PART” includes the mining concessions listed below (hereinafter “THE CONCESSIONS INCLUDED”) “as is, where they are, with all their defects” and all administrative, fiscal, labor and/or environmental responsibilities, prior to and after the date of signing of this “CONTRACT”. The “BUYER” acknowledges and accepts that the concession called “TEYRA” with title number 230878, is currently canceled and in the process of defense to declare said cancellation null and void before the corresponding Administrative Court and that there is no guarantee that said Court will declare the nullity of said cancellation. Any process of defense of the mining concession must be continued by the “BUYER” at its own risk and cost and in this act releases the “SELLER” from any responsibility.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

Concession Name	Title Number	Validity	Surface area (Has.)
RED. SANTA ISABEL	246649	17 September 2052	250.0000
RUBY ESMERALDA	217863	17 September 2052	129.4642
THE TEYRA	230878	25 October 2057	144.2619
THE CRUSHED FRACC.1	237652	19 April 2061	156.9209
THE CRUSHED FRACC.2	237653	19 April 2061	54.0478

Of the “CONCESSIONS INCLUDED” listed above, ANNEX H is added, which will include, of them, a list that lists the semi-annual payments, statistical reports of January of each year and work verifications of the last 5 five years, specifically the “PAYMENTS OF MINING RIGHTS OF THE LAST 5 YEARS, WITH THE EXCEPTION OF THE PAYMENTS OF RIGHTS OF THE FIRST HALF OF 2025, WHICH ARE PENDING PAYMENT AND WILL BE THE OBLIGATION AND RESPONSIBILITY OF THE “BUYER” FROM THE SIGNING OF THIS “CONTRACT”, THE ANNUAL STATISTICAL REPORTS OF THE LAST 5 YEARS, WITH THE EXCEPTION OF THE STATISTICAL REPORT CORRESPONDING TO THE YEAR 2024, WHICH MUST BE SUBMITTED EXTEMPORANEOUSLY AND WILL BE THE RESPONSIBILITY OF THE “BUYER” ONCE IT HAS SIGNED THIS “CONTRACT” AND THE WORK CHECKS OF THE YEARS 2019, 2020, 2021, 2022 and 2023”. In this order, the list with the list of the above receipts will make up said annex, since the documents referred to in such list have been made available to the “BUYER” with due anticipation and will be delivered in physical form, by the “SELLER”, after the signing of this document, together with the rest of the original documentation of the “COMPANY”. for which it will be recorded, in due course, with the delivery-receipt certificate signed by the “PARTIES”.

viii.	It informed and provided in a timely manner, all the information and documentation requested by the “BUYER”, regarding the legal and financial situation of the “COMPANY”, stating that said information is truthful and correct as of this date in all its relevant aspects.

ix.	Under oath to tell the truth, that its resources and/or assets, as well as “THE SOCIAL PART” subject matter of this “CONTRACT”, do not come directly or indirectly from illegal activities or from any other activity or act that could favor the actualization of the alleged crimes of financing terrorism or resources of illicit origin. As well as those rights or assets that will be used to solve or fulfill the object of this instrument do not originate, update or resemble the illicit contemplated in Article 400-Bis of the Federal Criminal Code.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

II.	The “BUYER” declares through his legal representative and under oath to tell the truth, that:

i.	It is a legal entity, of Mexican nationality, with the legal capacity to contract and to enter into this contract, as evidenced by public deed number 19,657, dated August 18, 2010, granted before the faith of Mr. José Manuel Magallón Osuna, Notary Public number 147 with practice in Mazatlán, State of Sinaloa, which was constituted in this instrument as a Civil Society, being duly registered in volume XXIII, section III, under number 114, of September 30, 2010, in the Public Registry of Property and Commerce.

ii.	Subsequently, it was transformed into a Variable Capital Investment Promotion Company, through instrument number 25,057, dated March 6, 2014, granted before the faith of Mr. José Manuel Magallón Osuna, Notary Public number 147 with practice in Mazatlán, State of Sinaloa, which was duly registered in the Public Registry of Property and Commerce of Mazatlan. Sinaloa, on March 31, 2014, under folio number 20945-2.

iii.	Its legal representative has the sufficient and necessary powers to bind its client under the terms of this “CONTRACT”, which to date have not been revoked or limited in any way, as evidenced by Public Deed number 3,368 (three thousand three hundred and sixty-eight), granted before the faith of Paloma María Magallón Osuna, Notary Public of the State number 219 (two hundred and nineteen) with practice in the city of Mazatlán, Sinaloa, which was duly registered, in the Public Registry of Property and Commerce of Mazatlán, Sinaloa, under the electronic mercantile folio number 20945, dated January 14, 2025.

iv.	Its Federal Taxpayer Registry is ECA100818MQ5.

v.	For the purposes of this “CONTRACT” it indicates as its domicile the one located at Avenida Rafael Buena number 313, Interior 3, Colonia Lomas de Mazatlán, C.P. 82110 in the city of Mazatlán, Sinaloa, Mexico.

vi.	It is interested in acquiring from the “SELLER”, by means of this instrument, the ownership and full ownership, free of all encumbrances, of “THE SOCIAL PART” referred to in subsection v. of the respective declarations of the “SELLER”, including “THE CONCESSIONS INCLUDED”, “AS IS, WHERE THEY ARE, WITH ALL THEIR DEFECTS” AND ALL THE RESPONSIBILITIES OF AN ADMINISTRATIVE, FISCAL, LABOR AND/OR ENVIRONMENTAL NATURE, prior to and after the date of signing of this “CONTRACT”.

vii.	It has sufficient resources to acquire from the “SELLER” “THE SOCIAL PART”.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

viii.	Under oath to tell the truth, that its resources and/or assets, subject matter of this “CONTRACT”, do not come directly or indirectly from illicit activities or any other activity or act that could favor the actualization of the alleged crimes of financing terrorism or resources of illicit origin. As well as those rights or assets that will be used to solve or fulfill the object of this instrument do not originate, update or resemble the illicit contemplated in Article 400-Bis of the Federal Criminal Code.

ix.	Enter into this “CONTRACT” and purchase “THE SOCIAL PART” with ALL THE RIGHTS AND OBLIGATIONS INCORPORATED to “THE SOCIAL PART” and to the “COMPANY” including “THE CONCESSIONS INCLUDED” and on the understanding that the activity of “THE COMPANY” and “THE CONCESSIONS INCLUDED” are accepted “as is, where they are, with all their defects” and all responsibilities of an administrative, fiscal, labor and/or environmental nature, before and after the date of signing this “CONTRACT”. Neither “SELLER” nor any other person is making any express or implied representations or warranties with respect to “THE SOCIAL PART”, “THE INCLUDED GRANTS” and the “COMPANY” or otherwise, and “SELLER” disclaims any other representations or warranties.

x.	It has carried out a purchase audit, considering the results during the conduct of said purchase audit, and considering the Declarations of the “SELLER” provided for in Chapter I, it is its desire to acquire “THE SOCIAL PART” including “THE CONCESSIONS INCLUDED” “as is, where they are, with all its defects” and all responsibilities of an administrative nature, tax, labor and/or environmental, before and after the date of signing of this “CONTRACT”.

xi.	You understand and accept that the purchase and sale of “LA PARTE SOCIAL” does not include the mining concessions described in ANNEX A (the “EXCLUDED CONCESSIONS”). Thus, it does not understand or be responsible for it, so that the “SELLER” hereby releases the “BUYER” from all administrative, fiscal, labor and/or environmental responsibilities, prior to and after the date of this “CONTRACT” in everything related to the EXCLUDED CONCESSIONS.

III.	The “COMPANY” declares, through its legal representative and under oath to tell the truth, that:

i.	It is a commercial company duly constituted in accordance with the laws of the United Mexican States, as evidenced by public deed number 42,114 (forty-two thousand one hundred and fourteen) dated November 9 (nine) 1994 (one thousand nine hundred and ninety-four), executed before Mr. Javier del Valle Palazuelos, holder of Notary Public number 61 (sixty-one) of the Federal District now Mexico City, whose first original was duly registered under commercial folio number 344264 (three, four, four, two, six, four) in the Public Registry of Commerce of its registered office.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ii.	Subsequently, it was transformed into a Limited Liability Company with Variable Capital, called MINERA DE CORDILLERAS, S. DE R.L. DE C.V., by means of instrument number 531, dated December 14, 1994, granted in the presence of Mr. José Luis Villaciencio Castañedo, holder of Notary Public number 218, of the Federal District, now Mexico City, which was duly registered in the Public Registry of Property and Commerce of its registered office.

iii.	Its legal representative has sufficient powers to bind its client under the terms of this “CONTRACT”, which to date have not been revoked or limited in any way, as evidenced by Public Deed 32,602, dated December 5, 2024, granted in the presence of Mr. Guillermo Aaron Vigil Chapa, Notary Public 247, with practice in Mexico City, which was duly registered, in the Public Registry of Property and Commerce of Mexico City, under electronic mercantile folio number 344264, dated February 24, 2025.

iv.	That its Federal Taxpayer Registry is: MCO-941109-LQ2.

v.	That for the purposes of this “CONTRACT” it indicates as its domicile the one located at Calle Río de la Plata No. 1580, Col. Magdalenas, C.P. 27010, Torreón, Coahuila, Mexico.

vi.	That the content of the shareholders’ meeting minutes book, the shareholders’ or shareholders’ register book and the capital variations book accurately and truthfully reflect its current corporate situation, as well as reflect the integration of the share capital, so there are no additional or different minutes or entries to those contained in said corporate books.

vii.	That the internal financial statements as of November 30, 2024 reflect in a reasonable manner (together with the notes included therein), the financial position and results of the “COMPANY” for said period.

viii.	Ratifies what was referred to by the “SELLER” in the chapter of their respective declarations.

ix.	On the date of signing this “CONTRACT” the “COMPANY” has an employee registered in its payroll, who is mentioned in ANNEX B of this “CONTRACT” (“MCO WORKER”). It is agreed to grant a special power of attorney to be granted by “THE COMPANY” to Juan José Rojas Torres and/or Jorge Emilio García Nava (the “POWER OF ATTORNEY”) under the terms attached as ANNEX C. In this order of ideas, the “BUYER” is released from all liability in relation to the “MCO WORKER”, from this act, the “SELLER” being obliged to release the “BUYER” in peace and safety from any claim of any kind that may arise in this regard, whether of an administrative, fiscal, criminal and/or labor nature, regardless of whether its origin is before or after the celebration of the this “CONTRACT”.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

x.	As of the date of signing this “CONTRACT”, the “COMPANY” has requested before the Tax Administration Service (SAT) and has pending the return of an Undue Payment for the approximate amount of $169,795.00 (one hundred and sixty-nine thousand seven hundred and ninety-five pesos 00/100 M.N.), (the “MCO REFUND”).

xi.	As of the date of signing this “CONTRACT”, the “COMPANY” has pending payment of the Special Mining Right in favor of the Government of Mexico for the year 2024 (two thousand and twenty-four) in the amount of $151,749.35 (one hundred and fifty-one thousand seven hundred and forty-nine pesos 35/100), which must be paid no later than the last business day of the month of March 2025 (two thousand and twenty-five) (the “MCO ROYALTY”).

xii.	The “COMPANY” unduly paid certain Mining Rights with respect to the mining concession called: “RODEO 2”, title number 241666 which resulted in the mining concession called “RODEO 2 R 2”, title 247042 and for this reason, and after the signing of this “CONTRACT” it will request before the Tax Administration Service (SAT) the refund of the corresponding Undue Payment, the amounts of which will be determined at the time of submission of said application or applications and will notify the “BUYER” in writing, for its knowledge (the “REFUND RODEO 2”).

xiii.	On August 28, 2024 (two thousand and twenty-four), as guarantor of the indemnity obligations assumed by the SELLER (in said contract) in favor of the BUYER (in said contract), 4 (four) share purchase and sale agreements with respect to the shares of the company called Minera Labri, S.A. de C.V. (the “LABRI CONTRACTS”). In terms of the “LABRI CONTRACTS” the guarantee granted by the “COMPANY” will remain in full force and effect as of August 28 (twenty-eight) of 2024 (two thousand and twenty-four) and for a period of 24 (twenty-four) months from that date, under the same terms, conditions and limitations established in the “LABRI CONTRACTS”.

xiv.	On November 22 (twenty-two) of November 2024 (two thousand and twenty-four) it entered into a contract for the assignment of rights with respect to 100% (one hundred percent) of the rights and ownership of the following mining concessions, in favor of the company called Girgar Operaciones, S.A. de C.V., whose registration is in the process of being registered with the Public Mining Registry due to the recent granting of its granting (hereinafter “THE YOQUIVO CONCESSIONS”):

Concession Name	Title Number
THE DOLLAR	214876
THE CUP	223499
SAN FRANCISCO DE YOQUIVO	220851
THE GIRL	217475
PAINS	216491
THE RESTORER	217476
HOPE	218071

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

Additionally, there is a prior application for registration in the Public Mining Registry (“RPM”) submitted by the “COMPANY” with folio number 600UCAE-2023-269, dated January 12, 2023, registered under file 11/2023, by virtue of which the application for registration of a certain contract for the assignment of rights dated December 19, 2022 entered into between the “COMPANY” was filed with said Registry as purchaser and Messrs. Jesús Antonio Parra Quezada and Emiliano Hurtado Montaño and Ms. María Blanca Esthela Parra Quezada and María del Carmen Parra Quezada with respect to the La Esperanza mining concession, title 218071, issued on October 2, 2002, located in the municipality of Ocampo, Chihuahua, with an area of 68,0000 hectares, registered under minute 331, on page 166 of volume 331 of the RPM Concession Book and the “COMPANY” undertook to help the company called Girgar Operaciones, S.A. de C.V. to obtain the registration of said contract of assignment of rights and/or where appropriate to transfer the ownership of the La Esperanza Concession, title 218071 in terms of the contract for the assignment of rights of “LAS CONCESIONES YOQUIVO”, through the granting of a special irrevocable power of attorney to be granted by “THE COMPANY” to Messrs. José Enrique Rodríguez del Bosque, Luigi Iacobi Pontones Brito and Oscar Sandoval Benítez and Mrs. Olga Patricia Martínez Pérez and Rosa Valeria Bustamante Olivares (the “PODER ESPERANZA”) in the terms included as EXHIBIT D. In this order of ideas, the “BUYER” is released from all liability in relation to the “YOQUIVO CONCESSIONS”, from this act, the “SELLER” being obliged to release him in peace and safe from the “BUYER” from any claim of any kind that may arise in this regard, whether of an administrative, fiscal, labor and/or environmental nature, regardless of whether its origin is before or after the execution of this “CONTRACT”.

xv.	Currently there is an environmental liability of the Rodeo Project, of which the “COMPANY” is the owner, said environmental liability must be transferred to the company called GMC EQUIPOS MEXICO, S.A. de C.V. for which “THE COMPANY” shall grant a special power of attorney to Messrs. Jorge Emilio García Nava, Sergio Raúl Gutiérrez Reyes, Eduardo Rosales Pérez, Miguel García Fernández, Juan Manuel Coronado Ávila and Patricia Vivar Zirate (the “ENVIRONMENTAL POWER”), the scope and limitations of which are detailed in ANNEX F hereto.

xvi.	On March 20, 2025, it entered into a loan agreement with the commercial company called EMPRESA Y CAPITAL, S.A.P.I. DE C.V., for the total amount of $5,000,000.00 (five million pesos 00/100 M.N.) (the “EYC LOAN”).

xvii.	It is the holder of the mining concessions described in ANNEX A (the “EXCLUDED CONCESSIONS”) which are not part of the purchase and sale of “THE SOCIAL PART”.

xviii.	It is your wish to enter into this “CONTRACT” under the terms and conditions agreed herein.

IV.	The “GUARANTOR” of the “SELLER”, through its legal representative and under oath of telling the truth, declares that:

i.	It is a legal entity duly constituted in accordance with Mexican legislation, as evidenced by public deed number 20,829 granted before the faith of Mr. Guillermo Aarón Vigil Chapa, Holder of Notary Public number 247 of Mexico City, dated April 12, 2019 and registered in the Public Registry of Commerce of its registered office under the electronic commercial folio N-2019039629.

ii.	Its legal representative has the sufficient and necessary powers to bind its client under the terms of this “CONTRACT”, which to date have not been revoked or limited in any way.

iii.	Its Federal Taxpayer Registry is GEM-190412-IG3.

iv.	For the purposes of this “CONTRACT”, its domicile is located at Calle Río de la Plata No. 1580, Col. Magdalenas, C.P. 27010, Torreón, Coahuila, Mexico.

v.	It is your wish to appear at the execution of this “CONTRACT” to act as “GUARANTOR” of the “SELLER” against the “BUYER” solely and exclusively with respect to the indemnification obligations established in Clause 5 BIS (B) of this “CONTRACT”, as detailed below.

vi.	Under oath to tell the truth, that its resources and/or assets, as well as “THE SOCIAL PART” subject matter of this “CONTRACT”, do not come directly or indirectly from illicit activities or from any other activity or act that could favor the actualization of the alleged -crimes- of financing terrorism or resources of illicit origin. As well as those rights or assets that will be used to solve or fulfill the object of this instrument do not originate, update or resemble the illicit contemplated in Article 400-Bis of the Federal Criminal Code.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

V.	The “PARTIES” and the “COMPANY”, through their respective legal representatives, jointly declare under oath to tell the truth, that:

i.	They mutually recognize the personality and character with which they respectively hold each other at the conclusion of this “CONTRACT”.

ii.	The execution of this “CONTRACT” does not violate or transgress any type of contract and/or agreement previously entered into, and they declare that there is no bad faith, fraud, error, deception or any other vice of consent.

iii.	The conclusion of the “CONTRACT” is the desire of the “PARTIES” and the “COMPANY” to suit their interests.

In addition to all of the above, the “PARTIES” and the “COMPANY” declare that they mutually recognize the capacity and personality under which they appear at the signing of this instrument and assume as true the above statements subject to the tenor of the following:

C L Á U S U L A S:

1. Purpose.

1.1. The “SELLER”, transfers the full ownership, to the “BUYER”, of “THE SOCIAL PART”, issued by the “COMPANY”, through the figure of sale, free of any charge, lien, through a certain and determinable price in money, through which he transfers the character of partner and, with it, will acquire all the rights and obligations inherent and derived from it; including but not limited to payment of the “EYC LOAN”, under the terms and conditions provided for in the respective loan agreement.

1.2. The “SELLER” and “BUYER” agree to work together so that the “SELLER” can conclude the following topics as soon as possible. The “BUYER” will provide all the necessary support so that the following issues can be concluded by the “SELLER”:

FIRST: The liquidation of the “MCO WORKER” by the “COMPANY”, through the signing of the necessary settlement agreement and the deregistration of the “MCO WORKER” before the corresponding labor authorities. In this regard, the “SELLER” undertakes to deliver to the “BUYER” all the original documents related to the worker’s severance pay and the proof of his or her withdrawal before all the corresponding authorities. The name of the worker is integrated as ANNEX B to form an integral part of this “CONTRACT”. The “BUYER” is released from all liability in relation to the “MCO WORKER”, from this act, and the “SELLER” is obliged to release him in peace and safe from the “BUYER” from any claim of any kind that may arise in this regard, whether of an administrative, fiscal and/or labor nature, regardless of whether its origin is before or after the execution of this document. “CONTRACT”.

SECOND: The substitution of the “COMPANY” in the “LABRI CONTRACTS” as guarantor of the indemnity obligations assumed by the “SELLER” (in said contract) in favor of the “BUYER” (in said contract), through the signing of the necessary amending agreements. In this order, the “SELLER” undertakes to deliver to the “BUYER” a certified copy of said modification or termination agreements, as the case may be, undertaking to leave it in peace and safety and release it from all liability in this regard.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

THIRD. The transfer by the “BUYER” of 100% (one hundred percent) of the ownership of the “EXCLUDED CONCESSIONS” in favor of the company called GMC EQUIPOS MEXICO, S.A. de C.V.

1.3 The “SELLER” does not make any representation or guarantee, except as expressly indicated in numeral I of the chapter on Declarations and Clause 4, regarding the financial, legal, tax, operational, administrative or any other nature condition of the “COMPANY”.

1.4 The “BUYER” acquires the full ownership of “THE SOCIAL PART”, under the terms and conditions agreed in this “CONTRACT”, excluding the “EXCLUDED CONCESSIONS”, and all responsibility and obligation in this regard, of everything related to said “EXCLUDED CONCESSIONS”, with the “MCO WORKER”, the “YOQUIVO CONCESSIONS” and the “LABRI CONTRACTS”, except for the commitment to grant the powers of attorney under the terms agreed herein.

1.5 In the event that, after the signing of this “CONTRACT”, the “BUYER”, the “SELLER” or the “COMPANY” identify that there is any asset that by mistake or involuntary omission continues to be the property of the “COMPANY”; the “BUYER” and the “COMPANY” undertake to transfer ownership and make the material and legal delivery of said asset to the “SELLER” or to whomever the “SELLER” indicates in writing, at a price equivalent to $1.00 (one peso 00/100, legal tender in the United Mexican States) or for a value determined by the “SELLER”. The “SELLER” will assume any risk that may arise from carrying out the operation under these terms.

1.6 The “PARTIES” acknowledge and agree that (i) the “EXCLUDED CONCESSIONS” indicated in ANNEX A are not part of the purchase and sale of “THE SOCIAL PART” agreed herein and will therefore be transferred to the company called GMC EQUIPOS MEXICO, S.A. de C.V.; and (ii) by virtue of the fact that the registration of the assignment of mining concessions before the “RPM” and the processing of the “RETURN RODEO 2” before the SAT, take some time, the “PARTIES” agree to grant a special irrevocable power of attorney in favor of Messrs. Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila and Patricia Vivar Zirate (the “PODER RODEO”) whose scope and limitations are detailed in ANNEX E hereto.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

1.7 The “BUYER” or, if necessary, the “COMPANY”, agree to grant the “SELLER” a special power of attorney in favor of Messrs. Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila and Patricia Vivar Zirate (the “POWER of ATTORNEY”) so that any of them may carry out all those procedures that due to involuntary omission were not considered herein “CONTRACT”, as a result of the transfer of “THE SOCIAL PART” the “SELLER”, the following are mentioned in an enunciative but not limited manner: contracts with consultants, suppliers or service providers, commercial services which may include (electricity, drinking water supply, telephone services, etc.). The power of attorney will also authorize Messrs. Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila and Patricia Vivar Zirate so that, any of them on behalf of the “SELLER”, continue to follow up on any procedure or requirement before any authority or government agency to request any benefit or refund that the “SELLER” has been requested or carried out prior to this operation and that at the signing of this “CONTRACT” has not yet been resolved. In the event that the obligations referred to in this paragraph are assigned, all taxes and expenses that are generated will be the sole responsibility of the “SELLER”. The scope and limitations for this power of attorney are specified in ANNEX G hereto.

The “PARTIES” agree and agree to maintain in force, for a period of 90 calendar days, counted from the “EFFECTIVE DATE”, the general power of attorney granted in favor of Mr. Jorge Emilio García Nava (“JORGE GARCÍA POWER of ATTORNEY”), in terms of public deed number 15,421 dated June 2, 2016, executed in the faith of Mr. Guillermo Aarón Vigil Chapa, holder of the Notary Public number 247 of Mexico City and with the sole purpose of concluding any of the pending procedures and in the name of the “COMPANY”. A simple copy of the “POWER OF ATTORNEY JORGE GARCÍA” is included in ANNEX I hereto.

Additionally, the “PARTIES” agree and agree to keep in force, the special power of attorney granted in favor of Transformaciones y Servicios Metalúrgicos, S.A. de C.V. and/or their designated attorneys-in-fact, Messrs. Francisco Silveyra Aria and Francisco Rafael Silveyra Márquez (“TSM SILVEYRA POWER OF ATTORNEY”), in terms of public deed number 29,927 dated November 30, 2023, granted in the presence of Mr. Guillermo Aarón Vigil Chapa, holder of Notary Public No. 247 of Mexico City and limited solely and exclusively to the mining concessions included in the Agreement for the Assignment of Mining Rights, entered into by and between Transformaciones y Servicios Metalúrgicos, S.A. de C.V. and the “COMPANY”, which are described below: “SANTA MARÍA”, title number 216532; “PUNTO COM”, title number 228022; “MARÍA”, title number 226591; “MARTIA III”, title number 231703; and “MARÍA II FRACC. I”, title number 230200. A simple copy of the “TSM SILVEYRA POWER OF ATTORNEY” is included in ANNEX J hereto

1.8 As a result of the above, the PARTIES agree to include the aforementioned powers of attorney in the points to be considered, and where appropriate, approved, at the Meeting where the transfer of the corporate part subject to this contract is recognized. These powers are listed below for greater clarity and benefit to both “PARTIES”:

a)	The “POWER OF ATTORNEY” – EXHIBIT C

b)	The “POWER OF HOPE” – ANNEX D

c)	The “RODEO POWER” – ANNEX E

d)	The “ENVIRONMENTAL POWER” – ANNEX F

e)	The “POWER OF ATTORNEY” – ANNEX G

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

The powers referred to in this Clause shall be granted by the “COMPANY” on the “EFFECTIVE DATE” as approved by the Meeting, and the “SELLER” shall assume the costs of the notary fees related to the granting and, where appropriate, registration of such powers.

1.9 The “PARTIES” agree that the “BUYER” will be responsible for paying the “MCO ROYALTY” and collecting the “MCO REFUND”; and as long as the “RETURN RODEO 2” is favorably obtained, the “BUYER” is obliged to pay the company called EQUIPOS GMC MÉXICO, S.A. de C.V. or to the natural or legal person designated by it, the amount or amounts received in the name of the “COMPANY” for said Payment of the Undue Amount plus the corresponding updates at the time they occur and no later than within 10 (ten) business days from the time the “RETURN RODEO 2” is received in the account of the “COMPANY”.

1.10 The “PARTIES” agree that any amount in the treasury or any cash available in the cash of the “COMPANY” at the time of signing this “CONTRACT”, will be added to the price for the transfer of “THE SOCIAL PART”

2. Price and method of payment.

2.1. As the price for the transfer of “THE SOCIAL PART”, the “BUYER” undertakes to pay the “SELLER”, the total amount of US$275,000.00 (Two hundred and seventy-five thousand US dollars 00/100), an amount that was fixed by mutual agreement by both “PARTIES” and that both recognize that it is its fair and real value plus any amount in the treasury and cash available on hand as of the date of this Agreement.

2.2. The “BUYER” hereby undertakes to pay the total price indicated in the previous paragraph, on the date of signature and ratification before a Notary Public by both parties of this “CONTRACT” (the “EFFECTIVE DATE”).

2.3. The “BUYER” undertakes to pay the Price described in Clause 2.1, by electronic funds transfer, to the following bank account:

Owner: Servicios Velardeña, S.A. de C.V.

Banking Institution: Scotiabank Inverlat, S.A. de C.V.

Address Banking Institution: Blvd. Independencia, Torreón, Coahuila, Mexico

CLABE: 044060185020774428

Account: 18502077442

2.4. The “SELLER” states that the agreed price is fair and will constitute the total payment of any right that he had for “THE SOCIAL PART” of the “COMPANY” subject matter of this “CONTRACT”.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

3. Transfer of ownership and its effects.

3.1. The “SELLER” (i) reserves no action or right except as indicated in this “CONTRACT” and; (ii) guarantees to the “BUYER” that “THE SOCIAL PART” object of the purchase and sale consigned in this instrument, has no limitation, charge or encumbrance whatsoever.

3.2. The “SELLER” shall transfer to the “BUYER” the status of partner and all the rights and obligations inherent and derived therefrom. Likewise, the “SELLER” and the “BUYER” agree that, once the payment has been made, they will cause a meeting of partners of the “COMPANY” to be held in which the transfer of “THE SOCIAL PART” is recorded and the current managers, administrators and proxies of the “COMPANY” are removed, except for the powers required and referred to in this Agreement, releasing them from all liability arising from the exercise of their office.

3.4. Without prejudice to the liability of “SELLER” under Clause 5 below, “BUYER” agrees to indemnify Warren Michael Rehn, Arturo Pablo Castaños Pérez, Julie Zinnecker Weedman, Telésforo Martínez Patiño and Jorge Emilio García Nava, and any affiliates, shareholders, directors, officers, employees, agents, representatives and advisors of “SELLER” (the “Seller Released Parties”).”), from any future liabilities of the “COMPANY” and shall hold the Seller Released Parties harmless from any claim of any nature whatsoever commenced or threatened by any person or governmental authority arising out of or in connection with any operation, activity and business of the “COMPANY”, including, without limitation, any liability of any nature whatsoever (disclosed or undisclosed; accrued or unaccrued; contingent or absolute) of the “COMPANY”, including, without limitation, any tax and labor obligations and obligations to suppliers and customers of the “COMPANY”.

4. Warranties of the “SELLER” and the “COMPANY”.

4.1. The “SELLER” and the “COMPANY” hereby warrant to the “BUYER”, in addition to any representations, representations, guarantees, or obligations contained in this “CONTRACT”, as of the date of execution of this “CONTRACT” that:

4.1.1. The background of this “CONTRACT” and the statements made by the “SELLER” and by the “COMPANY” are true, and they recognize that said statements and background have been the determining reason for the will of the “BUYER” to acquire “THE SOCIAL PART” object of the purchase and sale set forth in this “CONTRACT”.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

5. Indemnification.

(A)	Indemnification Obligations of the “SELLER”.

(a)	With the exception of “THE CONCESSIONS INCLUDED” which are accepted “as is, where is, with all its defects” and the “BUYER” assumes all responsibilities of an administrative, fiscal, labor and/or environmental nature, prior to and after the date of signing of this “CONTRACT”, from the date of signing this “CONTRACT”, and subject to the limitations provided in this “CONTRACT”, “SELLER” shall be responsible for and indemnify “BUYER” for any direct and immediate damages, penalties, fines, penalties and/or reasonable and documented expenses (including reasonable attorneys’ fees and costs) (the “Impairments”) actually incurred or suffered by “BUYER”, resulting from or arising from:

(i) the breach of any obligations or covenants established in this Agreement by the “SELLER”

(ii) any inaccuracies, omissions, or falsehoods in the Statements of the “SELLER”; and

(iii) any act or omission in the management of the “SOCIETY” occurred or performed prior to the date of this Agreement.

The indemnification obligation of the “SELLER” referred to in this Clause 5 shall remain in force for a period of 24 (twenty-four) months from the date of signing the “CONTRACT” and shall comprise solely and exclusively the Declarations of the “SELLER” with respect to the “COMPANY”.

(B)	Indemnification Obligations of the “BUYER”.

(a)	From the signing of this Agreement and thereafter, subject to the limitations set forth in this Agreement, the “BUYER” shall be liable and indemnify the “SELLER” for any Impairment actually incurred or suffered by the “SELLER”, resulting from or arising from:

(i) the breach of any obligations or covenants established in this Agreement by the “BUYER”;

(ii) any inaccuracies, omissions, or falsehoods in the Statements of the “BUYER”; and

(iii) any act or omission in the management of the “SOCIETY” occurred or performed after the date of this Agreement.

(C)	Complaints Procedure.

(1)	Claim between the parties. In the event that either party is required to claim liability or compensation for an Impairment from the other under this Agreement, which does not involve a third-party claim, the party claiming liability or compensation for an Impairment shall notify the complained party in writing within 5 (five) business days after it becomes aware of the claim in question (a “Claim”), indicating the causes, amount and accompanying the notification all the documentation available in relation to the fact or circumstance causing the liability or compensation for the alleged impairment. The Complaining Party shall have a period of 30 (thirty) calendar days to (i) accept the terms of the Claim, and elect to (a) remedy the alleged breach to the satisfaction of the Complaining Party or (b) pay the amount claimed as compensation; or (ii) object to and/or reject the notified Claim.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

If such Claim is not expressly accepted or remedied by the complained party within 30 (thirty) calendar days following the end of the 30 (thirty) calendar day period for its remedy, the discrepancy will be resolved in accordance with the provisions of Clause Ten.

(2)	Claim by a Third Party. With the exception of claims arising from “THE CONCESSIONS INCLUDED” which are accepted “as is, where they are, with all their defects” since the “BUYER” assumes all administrative, fiscal, labor and/or environmental responsibilities, prior to and after the date of signing of this “CONTRACT”, when it is a possible Impairment caused by a claim by any third party, including any inspection or action by a governmental authority, whether administrative, judicial or extrajudicial, the indemnifying party may assume the defense of any claim, and undertakes to exercise said right in particular in accordance with the principle of good faith and without prejudice to the interests of the parties and/or the “COMPANY”. For these purposes, the following procedure will be followed:

(a)	As soon as the third-party claim is received (the “Notice of Impairment”), the indemnifying party must be notified within the first third of the applicable law to respond to the claim.

(b)	The Notice of Impairment shall include all relevant information then held in relation to the Impairment.

(c)	The indemnifying party must respond to the claim in a timely manner, taking charge of the presentation of any guarantees that are required to be granted for the defense of the corresponding claim, and of the results of the judicial or extrajudicial defense procedure with total indemnity for the indemnified party.

The indemnifying party, by itself or through the advisors it designates, will have free, prior and total access to all the information and documentation relating to the claim in question.

(d)	The “COMPANY”: (i) will grant in favor of the lawyers and attorneys appointed by the indemnifying party the powers that are necessary for such purposes in relation to the object of the third-party claim, (ii) will make available to the indemnifying party and the advisors designated by it all the documentation related to the third-party claim in question, and (iii) provide, together with the other party, the collaboration reasonably necessary.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

(e)	if the indemnifying party fails to defend a third party’s claim, control of such third party’s claim shall be assumed by the indemnified; without waiving any rights that the indemnitor may have against the indemnifying party by way of indemnification pursuant to this Agreement.

(D)	Indemnity Adjustment. The Parties agree that, if permitted by applicable law, the payment of any indemnity under this Clause is deemed to be an adjustment to the “SOCIAL SHARE” Price, unless otherwise agreed upon by the Parties.

(E)	Moderation. The parties shall take all commercially reasonable steps to mitigate any impairment subject to indemnification when they become aware of any fact or circumstance that could reasonably constitute or give rise to such impairment.

5 BIS (A). Responsibility of the “BUYER”.

5.1. BIS. In addition to the provisions of Clause 5 above, the “BUYER” assumes responsibility exclusively with respect to the acts carried out by the BUYER, after the signing of this contract, all the obligations inherent and derived from “THE SOCIAL PART” representing the capital stock of the company MINERA CORDILLERAS, S. de R.L. de C.V. object of this “CONTRACT”, under the character of partner in the proportion that corresponds to him, from the acquisition of the ownership of “THE SOCIAL PART”, considering whatever its nature, and regardless of whether in one way or another the acts or facts that originate them have taken their cause after the signing of this “CONTRACT”, therefore, the “BUYER” undertakes to respond under the terms and conditions that are necessary, and acquiring the right to exercise the rights in the manner that suits its interests.

5.2. BIS. To this end, the “SELLER” ceases (if it has been so) to be jointly and severally liable under the character of partner of the “COMPANY”, assuming said responsibility the “BUYER”, with respect to the acts carried out by the latter after the execution of this “CONTRACT”.

5.3. BIS. The “BUYER” and the “SELLER” hereby request the “COMPANY” that once the payment of the price for the transfer of the “SHARE” has been made, the corresponding entries are made in the corporate books of the “COMPANY” to reflect the transfer of “THE SHAREHOLDER” in favor of the “BUYER”. The “BUYER” will be solely responsible for any notifications that may be required to be made to third parties or governmental authorities derived from the sale of “THE SOCIAL PART” under this “CONTRACT”.

Including, but not limited to, the “RETURN ROUND 2”, the “BUYER” agrees to return to the “SELLER” all the economic resources it receives for payments or returns, derived from any lawsuit or claim filed prior to the signing of this “CONTRACT” by the “SELLER” and the “RETURN ROUND 2” which will be presented after the signing of this “CONTRACT”, and that are favorable to it. Likewise, the “SELLER” undertakes to pay any resulting liability to the “COMPANY” arising from any lawsuit or claim filed prior to the signing of this Agreement by the “SELLER”.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

5 BIS (B). Guarantee. “GMC EQUIPOS MEXICO, S.A. de C.V.” hereby voluntarily constitutes itself as guarantor of the indemnity obligations assumed by the “SELLER” in favor of the “BUYER” solely and exclusively with respect to the liquidation of the “MCO EMPLOYEE” by the “COMPANY”, the environmental liabilities of the Rodeo Project, which must be transferred to the company called GMC EQUIPOS MEXICO, S.A. de C.V., and in all matters related to the “LABRI CONTRACTS” while the necessary agreements are entered into and in all the scope in which the “COMPANY” undertook by virtue of them will be supported by GMC EQUIPOS MÉXICO, S.A. DE C.V. This Warranty will remain in full force and effect from the date of execution of the Contract and for a period of 24 (twenty- four) months from the date of signing the Contract, under the same terms, conditions and limitations assumed by the “SELLER”.

6. Taxes and expenses.

6.1. The taxes that may be generated by virtue of this “CONTRACT” will be paid by each of the “PARTIES” and/or the “COMPANY” that is obliged under the terms of the applicable and current legislation. All notary expenses incurred in the execution of this “CONTRACT” shall be borne by the “BUYER”.

7. Notifications and addresses.

7.1. All notices and notifications between the “PARTIES” and the “COMPANY” must be made in writing and delivered either personally or by certified mail with acknowledgement of receipt, to the addresses indicated by each of the “PARTIES” and the “COMPANY” in their respective declarations, unless the “PARTIES” and the “COMPANY” notify their change of address at least 15 fifteen calendar days before it becomes effective.

8. Headings.

8.1. The “PARTIES” and the “COMPANY” agree that the headings that appear at the beginning of each of the clauses of this “CONTRACT” have only been inserted for reference purposes, and therefore should not be considered at any time as a means of interpreting this “CONTRACT”.

9. Modifications and full agreement.

9.1. This “CONTRACT” may not be modified, except by agreement of the “PARTIES” granted in writing with the same formalities of this document.

9.2. This “CONTRACT” represents the entire agreement between the “PARTIES” and therefore renders null and void any other verbal or written agreement that may have existed between the “PARTIES” prior to this instrument.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

10. Jurisdiction, competence and applicable law.

10.1. The “PARTIES” and the “COMPANY” agree that the interpretation, compliance and execution of this “CONTRACT” will be in accordance with the federal legislation in force and applicable in Mexico, and expressly submit to the competence and jurisdiction of the competent courts in Mexico City, expressly waiving any other jurisdiction that for matters of domicile, place of execution of the commission object of this “CONTRACT”, nationality of the “PARTIES”, or any other, may correspond to them.

10.2. The “PARTIES” agree that the “CONTRACT” and any other document contemplated in this “CONTRACT” will be drafted only in the Spanish language.

11. Limitation of Liability.

Notwithstanding anything to the contrary in this Agreement, in no event shall any of the parties , or any of their partners, shareholders, affiliates, subsidiaries, directors, officers, employees, or agents be liable for any special, incidental, indirect, exemplary, punitive, consequential, or punitive damages (including loss of profits, loss of revenue, or loss of sales) in connection with any claim, loss, damage or injury arising out of such party’s conduct under this “CONTRACT” or for any tort liability, regardless of whether or not the breaching party was advised of the possibility of such damages.

The total liability of both parties, both the “SELLER” and the “BUYER”, under this Agreement or under any non-contractual liability alleged by the parties, will be limited under equal conditions to an amount equivalent to 20% of the total agreed price, except in cases of fraud or bad faith.

The “PARTIES” and the “COMPANY” are aware of the content and scope of this “CONTRACT”, they declare themselves in agreement with the content of this, and recognize that in the execution of this there was no fraud, error, bad faith or any other vice of consent, and ratify and sign it, the “BUYER” in the City of Mazatlan, Sinaloa as of __________ ____, 2025 and the “SELLER”, the “COMPANY” and the “GUARANTOR” of the “SELLER” in Mexico City, as of __________ ____, 2025.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “GUARANTOR” OF THE “SELLER” GMC EQUIPOS MÉXICO, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANNEX A – “EXCLUDED CONCESSIONS”

CONCESSION NAME	TITLE NUMBER	LOCATION (MUNICIPALITY)	SURFACE AREA (HAS.)
RODEO R1	246464	RODEO, DURANGO	521.0000
RODEO 2 K2	247042	RODEO, DURANGO	1,344.7345

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ATTACHMENT B – “MCO WORKER”

Worker’s name: ERIKA PAOLA MUÑOZ MORALES

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

SCHEDULE C – “POWER OF ATTORNEY”

Minera de Cordilleras, S. de R.L. de C.V. grants in favor of Messrs. Juan José Rojas Torres and Jorge Emilio García Nava (the attorneys-in-fact), special power of attorney, limited in terms of its purpose, so that any of them may be authorized to act as legal representative of the Company in any lawsuit or litigation initiated by or against Mrs. Erika Paola Muñoz Morales, particularly the trials under File 351/2024, Seventh Court of the Federal Labor Court of Individual Matters of the State of Coahuila with residence in Torreón; as well as in the trials filed in the Attorney General’s Office of the State of Coahuila, Laguna I Delegation, and for such purposes, the attorneys-in-fact will enjoy, jointly or individually, the following powers:

I.	General power of attorney for lawsuits and collections, under the terms of the first paragraph of article two thousand five hundred fifty-four of the Civil Code for the Federal District (currently Mexico City) and its correlatives of the Federal Civil Code and the Civil Codes of all the States of the United Mexican States, with all the general and special powers that they require in accordance with the special clause law, under the terms of Article Two Thousand Five Hundred and Eighty-Seven of the Civil Code for the Federal District (currently Mexico City), and its correlatives of the Federal Civil Code and the Civil Codes of all the States of the United Mexican States, which includes, but is not limited to, the following: to attend all types of hearings and the constitutional hearing in the amparo proceeding to offer and render evidence and strike out those of the opponent; to articulate and absolve positions; to extend jurisdiction; to withdraw, even from the amparo trial; to compromise; to engage in arbitrators; to absolve and articulate positions; to challenge; to receive payments; to recognize documents; to file criminal complaints and complaints; to act as an adjuvant of the Public Prosecutor’s Office and to grant pardon to the offended party in appropriate cases and to execute all other acts expressly determined by law, including representing the Company before criminal, civil, administrative and labor authorities and courts, whether federal, state or municipal.

II.	General power of attorney for lawsuits and collections and acts of administration in labor matters, so that the attorney-in-fact will enjoy the powers established in articles eleven, six hundred and eighty-four “E”, six hundred ninety-two, eight hundred and seventy-three “F” and eight hundred and seventy-three “H”, of the Federal Labor Law, being able to represent the principal before all kinds of unions, to attend all kinds of hearings, summonses, injunctions, compromises, settlements, settlements, to articulate or absolve positions, to promote or withdraw from the amparo trial, to file criminal complaints and complaints, to grant pardons, to promote the non-existence of strikes, to resolve conflicts of an economic nature, to show oneself as an employer before the workers with the broadest powers of representation, without any limitation and without impediments of any kind, and may even appear at the conciliation hearing, the preliminary hearing and the trial hearing referred to in articles six hundred and eighty-four “E”, eight hundred and seventy-three “F”, eight hundred and seventy-three “H”, and other related articles of the Federal Labor Law, always acting in the capacity of employer mainly in the case of hearings referred to in articles six hundred and eighty-four “E”, eight hundred and seventy-three “F” and eight hundred and seventy-three “H”, of the Federal Labor Law. Likewise, he may appear before the Conciliation and Arbitration Boards at the conciliation hearings, claim and exceptions, offer and admission of evidence referred to in articles eight hundred and seventy-five, eight hundred seventy-six and eight hundred and seventy-eight of the Federal Labor Law, in accordance with the provisions of the Eighth Transitory Decree by which they are amended, add to and repeal various provisions of the Federal Labor Law, the Organic Law of the Judicial Branch of the Federation, the Federal Law of the Public Defender’s Office, the Law of the Institute of the National Housing Fund for Workers and the Social Security Law, in matters of Labor Justice, Freedom of Association and Collective Bargaining, published in the Official Gazette of the Federation on May 1, 2019. This power may be exercised before all kinds of Administrative or Judicial authorities, whether they are Federal, Mexico City, State or Municipal; before the Labor Authorities, Conciliation Centers, Courts and in general before all types of persons, whether they are natural or legal. Likewise, it is conferred powers to propose conciliatory agreements, enter into transactions, assert questions of jurisdiction, make all kinds of decisions, negotiate and sign labor agreements, as well as to act as a representative of the Company in all kinds of lawsuits or labor proceedings that are processed before any authority.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

LIMITATION: The power of attorney granted herein is general in terms of its powers, but limited in its purpose, since it must be exercised solely and exclusively to act as the legal representative of the Company in any lawsuit or litigation initiated by or against Mrs. Erika Paola Muñoz Morales, particularly lawsuits under the File 351/2024, Seventh Court of the Federal Labor Court of Individual Matters of the State of Coahuila with residence in Torreón; as well as in the trials filed in the Attorney General’s Office of the State of Coahuila, Laguna I Delegation.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANNEX D – “PODER ESPERANZA”

IRREVOCABLE SPECIAL POWER OF ATTORNEY

That, in relation to a certain Mining Rights Assignment Agreement dated December 6, 2024 (the “Assignment Agreement”), entered into by MINERA DE CORDILLERAS, S. DE R.L. DE C.V., (the “Company”) and GIRGAR OPERACIONES, S.A. DE C.V. (“Girgar”), it is hereby resolved to grant in favor of Messrs. José Enrique Rodríguez del Bosque, Luigi Iacobi Pontones Brito and Oscar Sandoval Benítez and Ms. Olga Patricia Martínez Pérez and Ms. Rosa Valeria Bustamante Olivares (the “Attorneys- in-Fact”), a SPECIAL IRREVOCABLE POWER OF ATTORNEY, granted under the terms of Articles 2554 (two thousand five hundred fifty-four) and 2596 (two thousand five hundred ninety-six) of the Civil Code of Mexico City and the Federal Civil Code and their correlatives of the Civil Codes of the States of the United Mexican States and of Mexico City, as a condition of the aforementioned bilateral contract and as a means to fulfill the obligations contracted under said contract, so that in the name and for the benefit of the Company, the Attorneys-in-Fact jointly or separately:

(i)	carry out any acts, procedures and procedures, with and before any third party, related to exemptions, notices, permits, licenses or authorizations issued by the Ministry of Environment and Natural Resources, in favor of the LIMITED Company solely and exclusively to the mining concession described below (the “La Esperanza Concession”), necessary to: (i) obtain an extension of validity of documents as well as modifications to the scope of which they have been granted, (ii) comply with conditions, (iii) carry out the assignment or transfer of rights and obligations, (iv) carry out any management, document, license, permit or authorization before municipal, state or federal authorities, which is required for the aforementioned actions, and (v) follow-up of procedures, attention to administrative and judicial procedures, and presentation of means of challenge, derived from the steps described.

CONCESSION	SURFACE	TITLE	LOCATION
Hope	68.000	218071	Ocampo, Chihuahua

(ii)	continue, follow up, obtain the resolutions and file any legal appeal before the General Directorate of Mines (“DGM”) of the Ministry of Economy and/or any judicial authority, with respect to the application filed with the Public Mining Registry (“RPM”) with folio number 600UCAE-2023-269, dated January 12, 2023, registered under file 11/2023, by virtue of which the application for registration of a certain contract for the assignment of rights dated December 19, 2022 entered into between the Company as acquirer and Messrs. Jesús Antonio Parra Quezada and Emiliano Hurtado Montaño and Ms. María Blanca Esthela Parra Quezada and María del Carmen Parra Quezada (the “Concessionaires”) was filed with said Registry”) with respect to the La Esperanza Concession, title 218071, issued on October 2, 2002, located in the municipality of Ocampo, Chihuahua, with an area of 68,0000 hectares, registered under record 331, on page 166 of volume 331 of the RPM Concession Book (the “Application for Registration of the La Esperanza Contract”); and

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

(iii)	enter into with respect to the La Esperanza Concession and only in the event that the registration of the Assignment Agreement is denied in terms of the Application for Registration of the La Esperanza Contract before the RPM, either: (i) a contract for the free assignment of rights for its transfer and registration in favor of Girgar, or (ii) an agreement for inclusion in the Assignment Agreement for its transfer and registration in favor of Girgar, and (iii) any administrative procedure before the RPM or before any competent authority, including before the DGM, which shall include the authorization to be obtained, either from the Ministry of Economy or from the DGM, provided for in the Mining Law, in order for the La Esperanza Concession to be transferred to Girgar under the terms of the Assignment Agreement.

they are granted a special power of attorney for acts of ownership, acts of administration and for lawsuits and collections, under the terms of the first three paragraphs of article 2554 (two thousand five hundred and fifty- four) of the Federal Civil Code and its correlatives contained in the Civil Codes of the other states of Mexico and Mexico City, but LIMITED in terms of its object to:

a.	to carry out any acts, procedures and procedures, with and before any third party, related to extensions, notices, permits, licenses or authorizations issued by the Ministry of Environment and Natural Resources, in favor of the Company and only with respect to the La Esperanza Concession, for the preparation of the site, construction and operation of said mining concession;

b.	to continue, follow up, obtain the resolutions and present any legal remedies with respect to the processing of the Application for Registration of the La Esperanza Contract before the RPM; and

c.	to subscribe, execute, sign, deliver, ratify and/or grant, present to the RPM, the contracts, acts and agreements provided for in paragraph (ii) above in order to obtain the registration of the La Esperanza Concession before the RPM in favor of Girgar.

The power of attorney granted hereby in favor of the Attorneys-in-Fact shall take effect and shall be in force until: (i) the authorizations, licenses and permits held by Minera de Cordilleras, S. de R.L. de C.V. with respect to the La Esperanza Concession are transferred by the competent authorities in favor of Girgar; and (ii) the La Esperanza Concession is duly transferred and registered in the name of Girgar before the RPM. Once these objectives have been concluded, which are the reason that gives rise to its granting, the power of attorney will cease to be in force.

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANNEX E – “RODEO POWER”

IRREVOCABLE SPECIAL POWER OF ATTORNEY

That, in relation to the Payment of the Undue Amount of certain Mining Rights with respect to the mining concession called: “RODEO 2”, title number 241666 which resulted in the mining concession called “RODEO 2 R 2”, title 247042 (the “Rodeo 2 Return”) and certain Mining Rights Assignment Agreements dated February 5, 2025 (the “Rodeo 1 Assignment Agreement”) and dated March 13, 2025 (the “Rodeo 2 Assignment Agreement”), entered into by MINERA DE CORDILLERAS, S. DE R.L. DE C.V., (the “Company”) and GMC EQUIPOS MEXICO, S.A. DE C.V. (“GMC”), it is hereby resolved to grant in favor of Messrs. Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila and Patricia Vivar Zirate (the “Attorneys- in-Fact”), a SPECIAL IRREVOCABLE POWER OF ATTORNEY, granted under the terms of Articles 2554 (two thousand five hundred fifty-four) and 2596 (two thousand five hundred ninety-six) of the Civil Code of Mexico City and the Federal Civil Code and its correlatives of the Civil Codes of the States of the United Mexican States and of Mexico City, to process the Rodeo 2 Refund and as a condition of the aforementioned bilateral contracts and as a means to fulfill the obligations contracted under said contract, so that in the name and for the benefit of the Company, the Attorneys-in-Fact jointly or separately:

(i)	present, continue, follow up and obtain a favorable resolution regarding the Rodeo 2 Refund before the Tax Administration Service (“SAT”) and/or any judicial authority, with respect to any request for refund of Payment of the Undue Payment of the Payments of Mining Rights that are presented in the name of the Company with respect to the mining concession called “RODEO 2”, title number 241666 which resulted in the mining concession called “RODEO 2 R 2”, title 247042;

(ii)	continue, follow up, obtain the resolutions and file any legal recourse before the General Directorate of Mines (“DGM”) of the Ministry of Economy and/or any judicial authority, with respect to the applications filed with the Public Mining Registry (“RPM”) with folio number 600UCAE-2025-6285, dated February 21, 2025 and the corresponding folio number, by virtue of which the applications for registration of the Rodero 1 Assignment Agreement and Rodeo 2 Assignment Agreement, respectively, entered into between the Company as assignor and GMC (the “Assignee”) with respect to the Rodeo R1 Concession, title 246464, issued on July 6, 2018, located in the municipality of Rodeo, are filed with said Registry. Durango, with an area of 521,0000 hectares, registered under Act 284, on page 142 of volume 410 (the “Rodeo R1 Concession”) and the Rodeo 2 R2 Concession, title 247042, issued on May 6, 2022, located in the municipality of Rodeo, Durango, with an area of 1,344.7345 hectares, registered under Act 142, on page 71 of volume 412 and on page 71 of the RPM Concession Book of the RPM Concession Book (the “Rodeo 2 R2 Concession”) (the “Applications for Registration of Rodeo Contracts”); and

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

(iii)	enter into with respect to the Rodeo R1 and Rodeo 2 R2 Concessions and only in the event that the registration of the Rodeo 1 Assignment Agreement and the Rodeo 2 Assignment Agreement is denied in terms of the Applications for Registration of the Rodeo Contracts before the RPM, either: (i) a free assignment agreement of rights for their transfer and registration in favor of GMC or (ii) an agreement of inclusion in the Contract of Assignment for its transmission and registration in favor of GMC, and (iii) any administrative procedure before the RPM or before any competent authority, including before the DGM, which shall include the authorization to be obtained, either from the Ministry of Economy or from the DGM, provided for in the Mining Law, in order for the Rodeo R1 Concession and the Rodeo 2 R2 Concession to be transferred to GMC under the terms of the Mining Agreement. Rodeo Assignment 1 and Rodeo Assignment Contract 2.

they are granted a special power of attorney for acts of ownership, acts of administration and for lawsuits and collections, under the terms of the first three paragraphs of article 2554 (two thousand five hundred and fifty- four) of the Federal Civil Code and its correlatives contained in the Civil Codes of the other states of Mexico and Mexico City, but LIMITED in terms of its object to:

a.	to continue, follow up, obtain resolutions and file any legal remedies with respect to the processing of Applications for Registration of Rodeo Contracts before the RPM; and

b.	to sign, execute, sign, deliver, ratify and/or grant, present to the RPM, the contracts, acts and agreements provided for in paragraph (ii) above in order to obtain the registration of the Rodeo R1 Concession and the Rodeo 2 R2 concession before the RPM in favor of GMC.

The power of attorney granted hereby in favor of the Attorneys-in-Fact shall take effect and be in force until: (i) the Rodeo R1 Concession and the Rodeo R2 Concession are duly transferred and registered in the name of GMC before the RPM and (ii) the Rodeo 2 Return is favorably resolved. Once these objectives have been concluded, which are the reason that gives rise to its granting, the power of attorney will cease to be in force.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANNEX F – “ENVIRONMENTAL POWER”

Minera de Cordilleras, S. de R.L. de C.V. grants in favor of Messrs. Jorge Emilio García Nava, Sergio Raúl Gutiérrez Reyes, Eduardo Rosales Pérez, Miguel García Fernández, Juan Manuel Coronado Ávila and Patricia Vivar Zirate (the attorneys-in-fact), a special power of attorney, limited in terms of its purpose, so that any of them may be authorized to act as the legal representative of the Company in any matter related to permits, procedures, offices, requirements and compliance with obligations before authorities in environmental matters, and for such purposes, the proxies will enjoy, jointly or individually, the following powers:

I.	General power of attorney for lawsuits and collections, under the terms of the first paragraph of article two thousand five hundred fifty-four of the Civil Code for the Federal District (currently Mexico City) and its correlatives of the Federal Civil Code and the Civil Codes of all the States of the United Mexican States, with all the general and special powers that they require in accordance with the special clause law, under the terms of article two thousand five hundred eighty-seven of the Civil Code for the Federal District (currently Mexico City), and its correlatives of the Federal Civil Code and the Civil Codes of all the States of the United Mexican States.

II.	For acts of administration under the terms of the second paragraph of article two thousand five hundred fifty-four of the Civil Code for the Federal District (currently Mexico City) and its correlatives of the Federal Civil Code and the Civil Codes of all the States of the United Mexican States, to carry out all kinds of procedures and procedures before the Ministry of Environment and Natural Resources (SEMARNAT), the Federal Attorney for Environmental Protection (PROFEPA), the National Water Commission (CONAGUA), and the Secretariat of Urban Development and Ecology of the Government of each State of the Mexican Republic.

LIMITATION: The power of attorney granted herein is general in terms of its powers, but limited in its purpose, since it must be exercised solely and exclusively to act as the legal representative of the Company in any matter related to permits, procedures, offices, requirements and compliance with obligations before authorities in environmental matters, as well as to carry out all kinds of procedures and procedures before the Ministry of Environment and Natural Resources (SEMARNAT), the Federal Attorney for Environmental Protection (PROFEPA), the National Water Commission (CONAGUA), and before the Secretariat of Urban Development and Ecology of the Government of each State of the Mexican Republic.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

APPENDIX G – “POWER OF ATTORNEY”

Minera de Cordilleras, S. de R.L. de C.V. grants in favor of Messrs. Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila and Patricia Vivar Zirate (the attorneys-in-fact), special power of attorney, limited in terms of its purpose, for any of them to carry out all those procedures that by involuntary omission were not carried out or concluded before the effective date of the Contracts for the Sale of Social Shares, and that as a result of such purchase and sale the Company has to conclude the matters mentioned below, including but not limited to: contracts with consultants, suppliers or service providers, commercial services which may include (electricity, drinking water supply, telephone services, etc.). This power of attorney also empowers Messrs. Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila and Patricia Vivar Zirate so that any of them, on behalf of Minera de Cordilleras, S. de R.L. de C.V., continue to follow up on any procedure or requirement before any authority or government agency to request any benefit or refund that the Company has requested or made prior to the Purchase and Sale of Social Shares and that have not yet been resolved.

Within the specialty of this power, the proxies will have all the powers that correspond to the general power of attorney for lawsuits and collections and for acts of administration, in terms of the first and second paragraphs of article two thousand five hundred fifty-four of the Federal Civil Code and its correlatives in each and every one of the Civil Codes of the other states of the United Mexican States and the Civil Code for the District Federal (now Mexico City).

LIMITATION: The power of attorney granted herein is general in terms of its powers, but limited in terms of its purpose, since it must be exercised solely and exclusively to follow up and conclude those matters that were pending at the time of the execution of the contracts of sale of the Company’s Social Shares, as well as with respect to the procedures or requirements before administrative authorities and public, decentralized, decentralized agencies, whether federal, state, municipal or in Mexico City. In this order, it will not be effective to request or carry out new procedures. The power of attorney granted will be effective as of the effective date of the purchase and sale contracts of the Social Shares and will remain in force in favor of the proxies until all pending matters are concluded.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANNEX H – “LIST OF MINING RIGHTS PAYMENTS, STATISTICAL REPORTS AND WORKS CHECKS”

A list is attached.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANNEX I – “POWER OF ATTORNEY JORGE GARCÍA”

A simple copy is attached.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

PURCHASE AND SALE CONTRACT WITH RESPECT TO A SHARE

REPRESENTATIVE OF THE CAPITAL OF SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANNEX J – “TSM SILVEYRA POWER”

A simple copy is attached.

THE “BUYER” EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Represented by JESÚS MARTE VINICIO ZATARIN CHÁVEZ	THE “SELLER” SERVICIOS VELARDEÑA, S.A. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

THE “SOCIETY” MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Represented by JORGE EMILIO GARCÍA NAVA

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL REPRESENTATIVA DEL CAPITAL SOCIAL DE LA SOCIEDAD DENOMINADA **MINERA DE CORDILLERAS, S. DE R.L. DE C.V.**, EN ADELANTE EL **"CONTRATO"**, QUE CELEBRAN POR UNA PARTE LA SOCIEDAD DENOMINADA **SERVICIOS VELARDEÑA, S.A. DE C.V.**, A LA CUAL EN LO SUCESIVO SE LE DENOMINARÁ COMO EL **"VENDEDOR"**, REPRESENTADA EN ESTE ACTO POR EL SEÑOR **JORGE EMILIO GARCÍA NAVA** Y POR OTRA LA SOCIEDAD DENOMINADA **EMPRESA Y CAPITAL, S.A.P.I. DE C.V.**, A LA CUAL EN LO SUCESIVO SE LE DENOMINARÁ COMO EL **"COMPRADOR"**, REPRESENTADA EN ESTE ACTO POR EL SEÑOR **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**; ASIMISMO, COMPARECEN: **(I)** LA SOCIEDAD DENOMINADA **MINERA DE CORDILLERAS, S. DE R.L. DE C.V.**, A LA CUAL EN LO SUCESIVO SE LE DENOMINARÁ COMO LA **"SOCIEDAD"** O LA **"EMISORA"** DE FORMA INDISTINTA, REPRESENTADA EN ESTE ACTO POR EL SEÑOR **JORGE EMILIO GARCÍA NAVA**; EN CONJUNTO AL **"VENDEDOR"** Y AL **"COMPRADOR"** SE LES DENOMINARÁ COMO LAS **"PARTES"**; Y **(II) GMC EQUIPOS MEXICO, S.A. DE C.V.**, A LA CUAL EN LO SUCESIVO SE LE DENOMINARÁ COMO **EL "GARANTE"**, REPRESENTADA EN ESTE ACTO POR EL SEÑOR **JORGE EMILIO GARCÍA NAVA** MISMAS QUE CONVIENEN SUJETARSE AL TENOR DE LOS SIGUIENTES ANTECEDENTES, DECLARACIONES Y CLÁUSULAS.

I. Mediante instrumento público número 42,114 (cuarenta y dos mil ciento catorce) de fecha 9 (nueve) de noviembre de 1994 (mil novecientos noventa y cuatro), otorgada ante el licenciado Javier del Valle Palazuelos, titular de la Notaría Pública número 61 (sesenta y uno) del Distrito Federal ahora Ciudad de México, se constituyó la sociedad como una sociedad mercantil denominada MINERA DE CORDILLERAS, S.A. DE C.V. cuyo primer original quedó debidamente inscrito bajo folio mercantil número 344264 (tres, cuatro, cuatro, dos, seis, cuatro) en el Registro Público de Comercio de su domicilio social; e igualmente inscrita en el Registro Federal de Contribuyentes con la clave **MCO-941109-LQ2.**

II. Posteriormente, la sociedad se transformó en una sociedad mercantil de responsabilidad limitada, denominada MINERA DE CORDILLERAS, S. DE R.L. DE C.V., lo cual acredita mediante instrumento público número 531 (quinientos treinta y uno) de fecha 14 (catorce) de diciembre de 1994 (mil novecientos noventa y cuatro), otorgada ante el licenciado José Luis Villavicencio Castañeda, titular de la Notaría Pública número 218 (doscientos dieciocho) del Distrito Federal, ahora Ciudad de México, y la cual quedó debidamente inscrita en el Registro Público de Comercio de su domicilio social.

III. La **"SOCIEDAD"** manifiesta que los asientos, notas e información que se deprende y consigna en el libro de actas de asamblea de socios, libro de registro de socios o partes sociales y libro de variaciones del capital de dicha **"SOCIEDAD"**, reflejan de manera

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

correcta y precisa su situación legal y corporativa, así como la integración actual del capital social.

I. Declara el "VENDEDOR" por conducto de su representante legal y bajo protesta de decir verdad, que:

i. Es una persona moral debidamente constituida conforme a las leyes de los Estados Unidos Mexicanos, tal y como lo acredita mediante en términos de la escritura pública número 10,030 de fecha 1° de julio del 2013, otorgada ante la fe del licenciado Guillermo Aarón Vigil Chapa, Titular de la Notaría Pública número 247 de la Ciudad de México e inscrita en el Registro Público de Comercio de su domicilio social bajo el folio mercantil electrónico 500340-1.

ii. Su representante legal cuenta con las facultades suficientes y necesarias para obligar a su representada en los términos del presente **"CONTRATO"**, las cuales a la fecha no le han sido revocadas ni limitadas en forma alguna.

iii. Para los efectos del presente **"CONTRATO"**, señala como su domicilio el ubicado en **Calle Río de la Plata No. 1580, Col. Magdalenas, C.P. 27010, Torreón, Coahuila, México.**

iv. Como socio de la **"SOCIEDAD"**, cuenta con la capacidad legal necesaria y suficiente para celebrar el presente **"CONTRATO"**. El presente **"CONTRATO"** y la realización de las transacciones contempladas en este **"CONTRATO"** han sido autorizadas previamente por todas las acciones corporativas necesarias por parte del **"VENDEDOR"**.

v. Es titular y por tanto legítimo propietario, de 1 (una) parte social con valor de $23,182,652.00 (Veintitres millones ciento ochenta y dos mil seiscientos cincuenta y dos pesos 00/100 M.N.) en el capital variable (en lo sucesivo **"LA PARTE SOCIAL"**), misma que es representativa del 5.56304% del capital social de la **"SOCIEDAD"**, la cual no está sujeta a gravamen, usufructo o limitación de propiedad o posesión alguna.

vi. Es su voluntad transferir al **"COMPRADOR"**, mediante el presente instrumento, la propiedad plena de **"LA PARTE SOCIAL"**, de la que es legítimo titular y propietario, misma que ha sido mencionada en el inciso v. (quinto) anterior, con todo aquello que de hecho y por derecho les corresponde.

vii. La transmisión de **"LA PARTE SOCIAL"** incluye las concesiones mineras que se enlistan a continuación (en lo sucesivo **"LAS CONCESIONES INCLUIDAS"**) "tal cual, donde están, con todos sus defectos" y todas las responsabilidades de

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

carácter administrativo, fiscal, laboral y/o ambiental, previas y posteriores a la fecha de firma del presente **"CONTRATO"**. El **"COMPRADOR"** reconoce y acepta que la concesión denominada "TEYRA" con número de título 230878, está actualmente cancelada y en proceso de defensa para declarar nula dicha cancelación ante el Tribunal Administrativo correspondiente y que nada garantiza que dicho Tribunal declare la nulidad de dicha cancelación. Cualquier proceso de defensa de la concesión minera deberá ser continuado por el **"COMPRADOR"** bajo su propio riesgo y costo y en este acto libera de cualquier responsabilidad al **"VENDEDOR"**.

Nombre de la Concesión	Número de Título	Vigencia	Superficie (Has.)
RED. SANTA ISABEL	246649	17 septiembre 2052	250.0000
RUBY ESMERALDA	217863	17 septiembre 2052	129.4642
EL TEYRA	230878	25 octubre 2057	144.2619
EL MACHUADO FRACC.1	237652	19 abril 2061	156.9209
EL MACHUADO FRACC.2	237653	19 abril 2061	54.0478

Nº 33300

De las **"CONCESIONES INCLUIDAS"** antes listadas, se agrega el **ANEXO H**, que incluirá, de las mismas, una relación que enlista los pagos semestrales, informes estadísticos de enero de cada año y comprobaciones de obra de los últimos 5 cinco años, puntualmente los **"PAGOS DE DERECHOS SOBRE MINERÍA DE LOS ÚLTIMOS 5 AÑOS, CON EXCEPCIÓN DE LOS PAGOS DE DERECHOS DEL PRIMER SEMESTRE DEL 2025, LOS CUALES SE ENCUENTRAN PENDIENTES DE PAGO Y SERÁN OBLIGACIÓN Y RESPONSABILIDAD DEL "COMPRADOR" A PARTIR DE LA FIRMA DE ESTE "CONTRATO", LOS INFORMES ESTADÍSTICOS ANUALES DE LOS ÚLTIMOS 5 AÑOS, CON EXCEPCIÓN DEL INFORME ESTADÍSTICO CORRESPONDIENTE AL AÑO 2024, EL CUAL DEBERÁ SER PRESENTADO EXTEMPORÁNEAMENTE Y SERÁ RESPONSABILIDAD DEL "COMPRADOR" UNA VEZ QUE HAYA FIRMADO ESTE "CONTRATO" Y LAS COMPROBACIONES DE OBRA DE LOS AÑOS 2019, 2020, 2021, 2022 y 2023"**. En este orden, el listado con la relación de los comprobantes anteriores conformará dicho anexo, toda vez que los documentos referidos en tal listado han sido puestos a disposición del **"COMPRADOR"** con la debida anticipación y le serán entregados en físico, por parte del **"VENDEDOR"**, con posterioridad a la firma del presente, junto con el resto de documentación original de la **"SOCIEDAD"**, para lo cual se hará constar, en su momento, con el acta de entrega-recepción firmada por las **"PARTES"**.

viii. Informó y proporcionó en tiempo y forma, toda la información y documentación solicitada por el **"COMPRADOR"**, respecto de la situación legal y financiera que guarda la **"SOCIEDAD"** manifestando que dicha información es veraz y correcta a esta fecha en todos sus aspectos relevantes.

ix. Bajo protesta de decir verdad, que sus recursos y/o activos, así como **"LA PARTE SOCIAL"** materia del presente **"CONTRATO"**, no provienen directa o

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

indirectamente de actividades ilícitas o de cualquier otra actividad o acto que pudiese favorecer sobre la actualización de los supuestos delitos de financiamiento al terrorismo o recursos de procedencia ilícita. Así como aquellos derechos o bienes que se emplearán para solventar o cumplimentar el objeto del presente instrumento no provienen, actualizan o asemejan al ilícito contemplado en el artículo 400-Bis del Código Penal Federal.

II. Declara el "COMPRADOR" por conducto de su representante legal y bajo protesta de decir verdad, que:

i. Es una persona moral, de nacionalidad mexicana, con la capacidad legal para contratar y para celebrar este contrato, tal y como lo acredita con la escritura pública número 19,657, de fecha 18 de agosto del 2010, otorgada ante la fe del licenciado José Manuel Magallón Osuna, Notario Público número 147 con ejercicio en Mazatlán, Estado de Sinaloa, la cual se constituyó en este instrumento como Sociedad Civil, quedando debidamente inscrita en el tomo XXIII, sección III, bajo el número 114, del 30 de septiembre del 2010, en el Registro Público de la Propiedad y del Comercio.

ii. Posteriormente se transformó en Sociedad Anónima Promotora de Inversión de Capital Variable, mediante instrumento número 25,057, con fecha del 06 de marzo de 2014, otorgada ante la fe del Licenciado José Manuel Magallón Osuna, Notario Público número 147 con ejercicio en Mazatlán, Estado de Sinaloa, la cual quedó debidamente inscrita en el Registro Público de la Propiedad y del Comercio de Mazatlán, Sinaloa, el 31 de marzo de 2014, bajo el folio número 20945-2.

iii. Su representante legal cuenta con las facultades suficientes y necesarias para obligar a su representada en los términos del presente **"CONTRATO"**, las cuales a la fecha no le han sido revocadas ni limitadas en forma alguna, tal y como lo acredita con la Escritura Pública número 3,368 (tres mil trescientos sesenta y ocho), otorgada ante la fe de la Licenciada Paloma María Magallón Osuna, Notario Público del Estado número 219 (doscientos diecinueve) con ejercicio en la ciudad de Mazatlán, Sinaloa, la cual quedó debidamente inscrita, en el Registro Público de la Propiedad y del Comercio de Mazatlán, Sinaloa, bajo el folio mercantil electrónico número 20945, con fecha del 14 de enero de 2025.

iv. Su Registro Federal de Contribuyentes es **ECA100818MQ5**.

v. Para los efectos del presente **"CONTRATO"** señala como su domicilio el ubicado en **Avenida Rafael Buena número 313, Interior 3, Colonia Lomas de Mazatlán, C.P. 82110 en la ciudad de Mazatlán, Sinaloa, México.**

vi. Está interesado en adquirir del **"VENDEDOR"**, mediante el presente instrumento, la titularidad y propiedad plena, libre de todo gravamen, de **"LA PARTE SOCIAL"** referida en el inciso v. de las respectivas declaraciones del **"VENDEDOR"**,

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

incluyendo **"LAS CONCESIONES INCLUIDAS"**, "tal cual, donde están, con todos sus defectos" y todas las responsabilidades de carácter administrativo, fiscal, laboral y/o ambiental, previas y posteriores a la fecha de firma del presente **"CONTRATO"**.

vii. Cuenta con los recursos suficientes para adquirir del **"VENDEDOR"** **"LA PARTE SOCIAL"**.

viii. Bajo protesta de decir verdad, que sus recursos y/o activos, materia del presente **"CONTRATO"**, no provienen directa o indirectamente de actividades ilícitas o de cualquier otra actividad o acto que pudiese favorecer sobre la actualización de los supuestos delitos de financiamiento al terrorismo o recursos de procedencia ilícita. Así como aquellos derechos o bienes que se emplearán para solventar o cumplimentar el objeto del presente instrumento no provienen, actualizan o asemejan al ilícito contemplado en el artículo 400-Bis del Código Penal Federal.

ix. Celebra el presente **"CONTRATO"** y compra **"LA PARTE SOCIAL"** con <u>TODOS LOS DERECHOS Y OBLIGACIONES INCORPORADOS</u> a **"LA PARTE SOCIAL"** y a la **"SOCIEDAD"** incluyendo **"LAS CONCESIONES INCLUIDAS"** y en el entendimiento de que la actividad de **"LA SOCIEDAD"** y **"LAS CONCESIONES INCLUIDAS"** se aceptan "tal cual, donde están, con todos sus defectos" y todas las responsabilidades de carácter administrativo, fiscal, laboral y/o ambiental, previas y posteriores a la fecha de firma del presente **"CONTRATO"**. Ni el **"VENDEDOR"** ni ninguna otra persona está realizando ninguna declaración o garantía expresa o implícita con respecto a **"LA PARTE SOCIAL"**, **"LAS CONCESIONES INCLUIDAS"** y la **"SOCIEDAD"** o de otro modo, y el **"VENDEDOR"** se desliga de cualquier otra declaración o garantía.

x. Ha llevado a cabo una auditoría de compra, considerando los resultados durante la conducción de dicha auditoría de compra, y considerando las Declaraciones del **"VENDEDOR"** previstas en el Capítulo I, es su deseo adquirir **"LA PARTE SOCIAL"** incluyendo **"LAS CONCESIONES INCLUIDAS"** "tal cual, donde están, con todos sus defectos" y todas las responsabilidades de carácter administrativo, fiscal, laboral y/o ambiental, previas y posteriores a la fecha de firma del presente **"CONTRATO"**.

xi. Entiende y acepta que la compraventa de **"LA PARTE SOCIAL"** no comprende las concesiones mineras que se describen en el <u>**ANEXO A**</u> (las **"CONCESIONES EXCLUIDAS"**). Es así como, no comprende ni se hace responsable de ello, por lo que el **"VENDEDOR"** desde este acto deslinda al **"COMPRADOR"** de toda responsabilidad de carácter administrativo, fiscal, laboral y/o ambiental, previas y posteriores a la fecha del presente **"CONTRATO"** en todo lo relacionado con las **CONCESIONES EXCLUIDAS"**.

333010

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

III. Declara la "SOCIEDAD", por conducto de su representante legal y bajo protesta de decir verdad, que:

i. Es una sociedad mercantil debidamente constituida conforme a las leyes de los Estados Unidos Mexicanos, tal y como lo acredita con la escritura pública número 42,114 (cuarenta y dos mil ciento catorce) de fecha 9 (nueve) de noviembre de 1994 (mil novecientos noventa y cuatro), otorgada ante el licenciado Javier del Valle Palazuelos, titular de la Notaría Pública número 61 (sesenta y uno) del Distrito Federal ahora Ciudad de México, cuyo primer original quedó debidamente inscrito bajo folio mercantil número 344264 (tres, cuatro, cuatro, dos, seis, cuatro) en el Registro Público de Comercio de su domicilio social .

ii. Posteriormente se transformó en Sociedad de Responsabilidad Limitada de Capital Variable, denominada MINERA DE CORDILLERAS, S. DE R.L. DE C.V., mediante instrumento número 531, de fecha 14 de diciembre de 1994, otorgada ante la fe del Licenciado José Luis Villaciencio Castañedo, titular de la Notaría Pública número 218, del Distrito Federal ahora Ciudad de México, la cual quedó debidamente inscrita en el Registro Público de la Propiedad y del Comercio de su domicilio social.

iii. Su representante legal cuenta con las facultades suficientes para obligar a su representada en los términos del presente **"CONTRATO"**, las cuales a la fecha no le han sido revocadas ni limitadas en forma alguna, tal y como lo acredita con la Escritura Pública 32,602, de fecha 05 de diciembre de 2024, otorgada ante la fe del Licenciado Guillermo Aaron Vigil Chapa, Notario Público 247, con ejercicio en Ciudad de México, la cual quedó debidamente inscrita, en el Registro Público de la Propiedad y del Comercio de Ciudad de México, bajo el folio mercantil electrónico número 344264, con fecha 24 de febrero de 2025.

iv. Que su Registro Federal de Contribuyentes es: **MCO-941109-LQ2**.

v. Que para los efectos del presente **"CONTRATO"** señala como su domicilio el ubicado en **Calle Río de la Plata No. 1580, Col. Magdalenas, C.P. 27010, Torreón, Coahuila, México.**

vi. Que el contenido del libro de actas de asamblea de socios, libro de registro de socios o partes sociales y libro de variaciones de capital refleja en forma precisa y veraz, su situación corporativa actual, así como reflejan la integración del capital social, por lo que no existen actas ni asientos adicionales o diferentes a los que se contienen en dichos libros corporativos.

vii. Que los estados financieros internos al 30 de noviembre del 2024 reflejan de manera razonable (conjuntamente con las notas incluidas en los mismos), la posición financiera y resultados de la **"SOCIEDAD"** a dicho periodo.

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

viii. Ratifica lo referido por el **"VENDEDOR"** en el capítulo de sus respectivas declaraciones.

ix. A la fecha de firma del presente **"CONTRATO"** la **"SOCIEDAD"** tiene un empleado registrado en su nómina, el cual se menciona en el **ANEXO B** del presente **"CONTRATO"** (**"TRABAJADOR MCO"**). Se acuerda el otorgamiento de un poder especial que deberá otorgar **"LA SOCIEDAD"** a **Juan José Rojas Torres** y/o **Jorge Emilio García Nava** (el "**PODER EMPLEADO**") en los términos que se adjuntan como **ANEXO C**. En este orden de ideas, el **"COMPRADOR"** queda liberado de toda responsabilidad en relación con el **"TRABAJADOR MCO"**, desde este acto, obligándose el **"VENDEDOR"** a sacar en paz y a salvo al **"COMPRADOR"** de toda reclamación de cualquier índole que pudiera surgir al respecto, ya sea de carácter administrativo, fiscal, penal y/o laboral, con independencia de que su origen sea antes o después de la celebración del presente **"CONTRATO"**.

x. A la fecha de firma del presente **"CONTRATO"** la **"SOCIEDAD"** ha solicitado ante el Servicio de Administración Tributaria (SAT) y tiene pendiente la devolución de un Pago de lo Indebido por la cantidad aproximada de $169,795.00 (ciento sesenta y nueve mil setecientos noventa y cinco pesos 00/100 M.N.), (la **"DEVOLUCIÓN MCO"**).

xi. A la fecha de firma del presente **"CONTRATO"** la **"SOCIEDAD"** tiene pendiente el pago del Derecho Especial Sobre Minería a favor del Gobierno de México respecto del año 2024 (dos mil veinticuatro) por la cantidad de $151,749.35 (ciento cincuenta y un mil setecientos cuarenta y nueve pesos 35/100), el cual se deberá de pagar a más tardar el último día hábil del mes de marzo del 2025 (dos mil veinticinco) (la **"REGALÍA MCO"**).

xii. La **"SOCIEDAD"** pagó indebidamente ciertos Derechos Sobre Minería respecto de la concesión minera denominada: **"RODEO 2"**, título número 241666 que derivó en la concesión minera denominada **"RODEO 2 R 2"**, título 247042 y por tal motivo, y con posterioridad a la firma de este **"CONTRATO"** solicitará ante el Servicio de Administración Tributaria (SAT) la devolución del Pago de lo Indebido que corresponda, cuyos montos serán determinados en el momento de presentación de dichas solicitud o solicitudes y notificará por escrito al **"COMPRADOR"**, para su conocimiento (la **"DEVOLUCIÓN RODEO 2"**).

xiii. Con fecha 28 (veintiocho) de (agosto) del 2024 (dos mil veinticuatro) celebró, como garante de las obligaciones de indemnización asumidas por el VENDEDOR (en dicho contrato) a favor del COMPRADOR (en dicho contrato), 4 (cuatro) contratos de compraventa de acciones respecto de las acciones de la sociedad denominada Minera Labri, S.A. de C.V. (los **"CONTRATOS LABRI"**). En términos de los **"CONTRATOS LABRI"** la garantía otorgada por la **"SOCIEDAD"** permanecerá en pleno vigor y efecto a partir del 28 (veintiocho) de (agosto) del 2024 (dos mil veinticuatro) y por un plazo de 24 (veinticuatro) meses contados a partir de dicha

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

fecha, en los mismos términos, condiciones y limitaciones establecidos en los **"CONTRATOS LABRI"**.

xiv. Con fecha 22 (veintidós) de noviembre del 2024 (dos mil veinticuatro) celebró un contrato de cesión de derechos respecto del 100% (cien por ciento) de los derechos y la titularidad de las siguientes concesiones mineras, a favor de la sociedad denominada Girgar Operaciones, S.A. de C.V., cuya inscripción está en trámite de registro ante el Registro Público de Minería por lo reciente de su otorgamiento (en lo sucesivo **"LAS CONCESIONES YOQUIVO"**):

Nombre de la Concesión	Número de Título
EL DOLLAR	214876
LA COPA	223499
SAN FRANCISCO DE YOQUIVO	220851
LA NINA	217475
DOLORES	216491
LA RESTAURADORA	217476
LA ESPERANZA	218071

Adicionalmente existe una solicitud previa de inscripción en el Registro Público de Minería ("**RPM**") presentada por la **"SOCIEDAD"** con número de folio 600UCAE-2023-269, de fecha 12 de enero del 2023, registrada bajo el expediente 11/2023, por virtud de la cual fue presentado ante dicho Registro, la solicitud de inscripción de cierto contrato de cesión de derechos de fecha 19 de diciembre de 2022 celebrado entre la **"SOCIEDAD"** como adquirente y los señores Jesús Antonio Parra Quezada y Emiliano Hurtado Montaño y las señoras María Blanca Esthela Parra Quezada y María del Carmen Parra Quezada con respecto a la concesión minera La Esperanza, título 218071, expedido el 2 de octubre de 2002, ubicado en el municipio de Ocampo, Chihuahua, con una superficie de 68.0000 hectáreas, inscrito bajo el acta 331, a fojas 166 del volumen 331 del Libro de Concesiones del RPM y la **"SOCIEDAD"** se comprometió a ayudar a la sociedad denominada Girgar Operaciones, S.A. de C.V. a obtener la inscripción de dicho contrato de cesión de derechos y/o en su caso a transmitir la titularidad de la Concesión La Esperanza, título 218071 en términos del contrato de cesión de derechos de **"LAS CONCESIONES YOQUIVO"**, mediante el otorgamiento de un poder especial irrevocable que deberá otorgar **"LA SOCIEDAD"** a los señores **José Enrique Rodríguez del Bosque, Luigi Iacobi Pontones Brito** y **Oscar Sandoval Benítez** y de las señoras **Olga Patricia Martínez Pérez** y **Rosa Valeria Bustamante Olivares** (el **"PODER ESPERANZA"**) en los términos que se incluyen como **ANEXO D**. En este orden de ideas, el **"COMPRADOR"** queda liberado de toda responsabilidad en relación con las **"CONCESIONES YOQUIVO",** desde este acto, obligándose el **"VENDEDOR"** a sacarlo en paz y a salvo al **"COMPRADOR"** de toda reclamación de cualquier índole que pudiera surgir al respecto, ya sea de carácter administrativo, fiscal, laboral y/o ambiental, con independencia de que su origen sea antes o después de la celebración del presente **"CONTRATO"**.

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

xv. Actualmente existe un pasivo ambiental del Proyecto Rodeo, del cual es titular la **"SOCIEDAD"**, dicho pasivo ambiental deberá ser transferido a la sociedad denominada **GMC EQUIPOS MEXICO, S.A. de C.V.** para lo cual **"LA SOCIEDAD"** deberá otorgar un poder especial a los señores **Jorge Emilio García Nava, Sergio Raúl Gutiérrez Reyes, Eduardo Rosales Pérez, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate** (el **"PODER AMBIENTAL"**), cuyo alcance y limitaciones se detallan en el **ANEXO F** del presente.

xvi. Con fecha 20 de marzo del 2025 celebró un contrato de préstamo con la sociedad mercantil denominada **EMPRESA Y CAPITAL, S.A.P.I. DE C.V.**, por la cantidad total de $5'000,000.00 (cinco millones de pesos 00/100 M.N.) (el "**PRÉSTAMO EYC**").

xvii. Es titular de las concesiones mineras que se describen en el **ANEXO A** (las **"CONCESIONES EXCLUIDAS")** las cuales no forman parte de la compraventa de **"LA PARTE SOCIAL"**.

xviii. Es su deseo celebrar el presente **"CONTRATO"** en los términos y condiciones aquí pactados.

IV. Declara el "GARANTE" del "VENDEDOR", por conducto de su representante legal y bajo protesta de decir verdad, que:

i. Es una persona moral debidamente constituida conforme a la legislación mexicana, tal y como lo acredita mediante escritura pública número 20,829 otorgada ante la fe del licenciado Guillermo Aarón Vigil Chapa, Titular de la Notaría Pública número 247 de la Ciudad de México, con fecha 12 de abril del 2019 e inscrita en el Registro Público de Comercio de su domicilio social bajo el folio mercantil electrónico N-2019039629.

ii. Su representante legal cuenta con las facultades suficientes y necesarias para obligar a su representada en los términos del presente **"CONTRATO"**, las cuales a la fecha no le han sido revocadas ni limitadas en forma alguna.

iii. Su Registro Federal de Contribuyentes es **GEM-190412-IG3**.

iv. Para los efectos del presente **"CONTRATO"**, señala como su domicilio el ubicado en **Calle Río de la Plata No. 1580, Col. Magdalenas, C.P. 27010, Torreón, Coahuila, México**.

v. Es su deseo comparecer a la celebración del presente **"CONTRATO"** para constituirse como **"GARANTE"** del **"VENDEDOR"** frente al **"COMPRADOR"** única y exclusivamente respecto de las obligaciones de indemnización

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

establecidas en la Cláusula **5 BIS (B)** del presente **"CONTRATO"**, según se detalla más adelante.

vi. Bajo protesta de decir verdad, que sus recursos y/o activos, así como **"LA PARTE SOCIAL"** materia del presente **"CONTRATO"**, no provienen directa o indirectamente de actividades ilícitas o de cualquier otra actividad o acto que pudiese favorecer sobre la actualización de los supuestos –delitos- de financiamiento al terrorismo o recursos de procedencia ilícita. Así como aquellos derechos o bienes que se emplearán para solventar o cumplimentar el objeto del presente instrumento no provienen, actualizan o asemejan al ilícito contemplado en el artículo 400-Bis del Código Penal Federal.

V. Declaran conjuntamente las "PARTES" y la "SOCIEDAD", a través de sus respectivos representantes legales, bajo protesta de decir verdad, que:

i. Se reconocen mutuamente la personalidad y carácter con los que respectivamente se ostentan a la celebración del presente **"CONTRATO".**

ii. La celebración del presente **"CONTRATO"** no viola o transgrede cualquier tipo de contrato y/o convenio celebrado con anterioridad, y declaran que no existe mala fe, dolo, error, ni engaño o ningún otro vicio del consentimiento.

iii. La celebración del **"CONTRATO"** es el deseo de las **"PARTES"** y la **"SOCIEDAD"** por así convenir a sus intereses.

Aunado a todo lo anterior, las **"PARTES"** y la **"SOCIEDAD"** manifiestan que reconocen mutuamente la capacidad y personalidad bajo la cual comparecen a la firma del presente instrumento y asumen como verdaderas las declaraciones anteriores sujetándose al tenor de las siguientes:

C L Á U S U L A S:

1. Objeto.

1.1. El **"VENDEDOR"**, transmite la propiedad plena, al **"COMPRADOR"**, de **"LA PARTE SOCIAL"**, emitida por la **"SOCIEDAD"**, a través de la figura de compraventa, libre de cualquier carga, gravamen, mediante un precio cierto y determinable en dinero, mediante el cual le transmite el carácter de socio y, con ello, adquirirá todos los derechos y obligaciones inherentes y derivados de la misma; incluyendo sin limitarse al pago del **"PRÉSTAMO EYC"**, en los términos y condiciones previstos en el contrato de préstamo respectivo.

1.2. El **"VENDEDOR"** y **"COMPRADOR"** acuerdan trabajar conjuntamente para que el **"VENDEDOR"** pueda concluir los siguientes temas a la brevedad posible. El **"COMPRADOR"** brindará todo el apoyo necesario para que los siguientes temas puedan ser concluidos por el **"VENDEDOR"**:

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

PRIMERO: La liquidación del **"TRABAJADOR MCO"** por parte de la **"SOCIEDAD"**, mediante la firma del convenio de liquidación necesario y la baja del **"TRABAJADOR MCO"** ante las autoridades laborales correspondientes. En este tenor, el **"VENDEDOR"** se compromete a entregar al **"COMPRADOR"** todos los documentos originales relacionados con el finiquito del trabajador y la constancia de su baja ante todas las autoridades correspondientes. El nombre del trabajador se integra como **ANEXO B** para formar parte integrante de este **"CONTRATO"**. El **"COMPRADOR"** queda liberado de toda responsabilidad en relación con el **"TRABAJADOR MCO"**, desde este acto, obligándose el **"VENDEDOR"** a sacarlo en paz y a salvo al **"COMPRADOR"** de toda reclamación de cualquier índole que pudiera surgir al respecto, ya sea de carácter administrativo, fiscal y/o laboral, con independencia de que su origen sea antes o después de la celebración del presente **"CONTRATO"**.

SEGUNDO: La sustitución de la **"SOCIEDAD"** en los **"CONTRATOS LABRI"** como garante de las obligaciones de indemnización asumidas por el **"VENDEDOR"** (en dicho contrato) a favor del **"COMPRADOR"** (en dicho contrato), mediante la firma de los convenios modificatorios necesarios. En este orden, el **"VENDEDOR"** se compromete a entregar al **"COMPRADOR"** copia certificada de dichos convenios modificatorios o de terminación, según sea el caso, obligándose a sacarlo en paz y a salvo y liberarlo de toda responsabilidad al respecto.

TERCERO. La transmisión por parte del **"COMPRADOR"** del 100% (cien por ciento) de la titularidad de las **"CONCESIONES EXCLUIDAS"** a favor de la sociedad denominada **GMC EQUIPOS MEXICO, S.A. de C.V.**

1.3 El **"VENDEDOR"** no hace declaración o garantía alguna, salvo lo expresamente señalado en el numeral I del capítulo de Declaraciones y la Cláusula 4, respecto de la condición financiera, legal, tributaria, operativa, administrativa o de cualquier otra naturaleza de la **"SOCIEDAD"**.

1.4 El **"COMPRADOR"** adquiere la propiedad plena de **"LA PARTE SOCIAL"**, en los términos y condiciones pactados en el presente **"CONTRATO"**, excluyendo las **"CONCESIONES EXCLUIDAS"**, y toda responsabilidad y obligación al respecto, de todo lo relacionado con dichas **"CONCESIONES EXCLUIDAS"**, con el **"TRABAJADOR MCO"**, las **"CONCESIONES YOQUIVO"** y los **"CONTRATOS LABRI"**, salvo el compromiso de otorgar los poderes en los términos acordados en el presente.

1.5 En caso de que, con posteridad a la firma del presente **"CONTRATO"**, el **"COMPRADOR"**, el **"VENDEDOR"** o la **"SOCIEDAD"** identifiquen que existe algún activo que por error u omisión involuntaria continúe siendo propiedad de la **"SOCIEDAD"**; el **"COMPRADOR"** y la **"SOCIEDAD"** se comprometen a transferir la propiedad y hacer la entrega material y jurídica de dicho activo al **"VENDEDOR"** o a quien el **"VENDEDOR"** indique por escrito, a un precio equivalente a $1.00 (un peso 00/100, moneda del curso legal en los Estados Unidos Mexicanos) o por un valor determinado por el **"VENDEDOR"**.

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

El **"VENDEDOR"** asumirá cualquier riesgo que pudiera derivar de realizar la operación en esos términos.

1.6 Las **"PARTES"** reconocen y acuerdan que (i) las **"CONCESIONES EXCLUIDAS"** señaladas en el **ANEXO A** no forman parte de la compraventa de **"LA PARTE SOCIAL"** aquí acordada por lo que serán transmitidas a la sociedad denominada **GMC EQUIPOS MEXICO, S.A. de C.V.**; y (ii) en virtud de que el registro de la cesión de concesiones mineras ante el **"RPM"** y el trámite de la **"DEVOLUCIÓN RODEO 2"** ante el SAT, llevan cierto tiempo, las **"PARTES"** están de acuerdo en otorgar un poder especial irrevocable a favor de los señores **Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate** (el "**PODER RODEO**") cuyo alcance y limitaciones se detallan en el **ANEXO E** del presente.

1.7 El **"COMPRADOR"** o, de ser necesario, la **"SOCIEDAD"**, están de acuerdo en otorgar al **"VENDEDOR"** un poder especial a favor de los señores **Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate** (el "**PODER TRÁMITES**") para que, cualquiera de ellos lleve a cabo todos aquellos trámites que por omisión involuntaria no se consideraron en el presente **"CONTRATO"**, como resultado de la transmisión de **"LA PARTE SOCIAL"** el **"VENDEDOR"**, a continuación se mencionan de manera enunciativa más no limitativa lo siguiente: contratos con consultores, proveedores o prestadores de servicios, servicios comerciales los cuales pueden incluir (energía eléctrica, suministro de agua potable, servicios de telefonía, etc.). El poder también facultará a los señores **Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate** para que, cualquiera de ellos en representación del **"VENDEDOR"**, continúen dando seguimiento a cualquier trámite o requerimiento ante cualquier autoridad o dependencia de gobierno para solicitar algún beneficio o devolución que el **"VENDEDOR"** haya solicitado o realizado previo a esta operación y que a la firma del presente **"CONTRATO"** aún no haya sido resuelta. En caso de que se lleve a cabo la cesión de las obligaciones referidas en este párrafo, todos los impuestos y gastos que se generen serán responsabilidad exclusiva del **"VENDEDOR".** El alcance y limitaciones para este poder se precisan en el **ANEXO G** del presente.

Las **"PARTES"** están de acuerdo y convienen en mantener vigente, por un periodo de 90 días naturales, contados a partir de la **"FECHA EFECTIVA"**, el poder general otorgado a favor del señor Jorge Emilio García Nava ("**PODER JORGE GARCÍA**"), en términos de la escritura pública número 15,421 de fecha 2 de junio del 2016, otorgada ante la fe del licenciado Guillermo Aarón Vigil Chapa, titular de la Notaría Pública número 247 de la Ciudad de México y con el único propósito de concluir cualesquiera de los trámites pendientes y a nombre de la **"SOCIEDAD"**. Se incluye una copia simple del **"PODER JORGE GARCÍA"** en el **ANEXO I** del presente.

Adicionalmente, Las **"PARTES"** están de acuerdo y convienen en mantener vigente, el poder especial otorgado en favor de Transformaciones y Servicios Metalúrgicos, S.A. de C.V. y/o sus apoderados designados, señores Francisco Silveyra Aria y Francisco Rafael Silveyra Márquez ("**PODER TSM SILVEYRA**"), en términos de la escritura pública número 29,927 de fecha 30 de noviembre del 2023, otorgada ante la fe del licenciado Guillermo

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

Aarón Vigil Chapa, titular de la Notaría Pública número 247 de la Ciudad de México y limitándose única y exclusivamente a las concesiones mineras que se incluyen en el Contrato de Cesión de Derechos Mineros, celebrado por y entre Transformaciones y Servicios Metalúrgicos, S.A. de C.V. y la **"SOCIEDAD"**, mismas que a continuación se describen: "SANTA MARÍA", título número 216532; "PUNTO COM", título número 228022; "MARÍA", título número 226591; "MARTIA III", título número 231703; y "MARÍA II FRACC. I", título número 230200. Se incluye una copia simple del **"PODER TSM SILVEYRA"** en el **ANEXO J** del presente

1.8 Derivado de lo anterior, acuerdan las **PARTES** incluir los poderes antes referidos en los puntos a considerarse, y en su caso, aprobarse, en la Asamblea donde se reconozca la transmisión de la parte social objeto de este contrato. Dichos poderes se enlistan a continuación para mayor claridad y beneficio de ambas **"PARTES"**:

a) El **"PODER EMPLEADO"** – ANEXO C
b) El **"PODER ESPERANZA"** – ANEXO D
c) El **"PODER RODEO"** – ANEXO E
d) El **"PODER AMBIENTAL"** – ANEXO F
e) El **"PODER TRÁMITES"** – ANEXO G

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Los poderes a que se refiere la presente Cláusula deberán ser otorgados por la **"SOCIEDAD"** en la **"FECHA EFECTIVA"** según sea aprobado por la Asamblea, y el **"VENDEDOR"** asumirá los costos de los honorarios notariales relacionados con el otorgamiento y en su caso inscripción de tales poderes.

1.9 Las **"PARTES"** acuerdan que el "**COMPRADOR**" será responsable de pagar la **"REGALÍA MCO"** y de cobrar la "**DEVOLUCIÓN MCO**"; y siempre y cuando se obtenga favorablemente la **"DEVOLUCIÓN RODEO 2"**, el "**COMPRADOR**" se obliga a pagar a la sociedad denominada **EQUIPOS GMC MÉXICO, S.A. de C.V.** o a la persona física o moral que esta designe, la cantidad o cantidades que reciba a nombre de la **"SOCIEDAD"** por concepto de dicho Pago de lo Indebido más las actualizaciones que correspondan en el momento que sucedan y a más tardar dentro de los 10 (diez) hábiles contados a partir de que la **"DEVOLUCIÓN RODEO 2"** se reciba en la cuenta de la **"SOCIEDAD"**.

1.10 Las **"PARTES"** acuerdan que cualquier cantidad que haya en la tesorería o cualquier efectivo disponible en la caja de la **"SOCIEDAD"** al momento de firmar el presente **"CONTRATO"**, será sumado al precio por la transmisión de "**LA PARTE SOCIAL**"

2. Precio y forma de pago.

2.1. Como precio por la transmisión de **"LA PARTE SOCIAL"**, el **"COMPRADOR"** se obliga a pagar al **"VENDEDOR"**, la cantidad total de **US$275,000.00 (Doscientos setenta y cinco mil dólares americanos 00/100)**, cantidad que fue fijada de común acuerdo por ambas **"PARTES"** y que reconocen ambas que es su justo y real valor más cualquier cantidad que haya en la tesorería y el efectivo disponible en caja en la fecha del presente Contrato.

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

2.2. El **"COMPRADOR"** en este acto, se obliga a pagar el precio total señalado en el párrafo anterior, en la fecha de firma y ratificación ante Fedatario Público por ambas partes del presente "**CONTRATO**" (la "**FECHA EFECTIVA**").

2.3. El **"COMPRADOR"** se obliga a pagar el Precio descrito en la Cláusula 2.1, mediante transferencia electrónica de fondos, a la siguiente cuenta bancaria:

Titular: **Servicios Velardeña, S.A. de C.V.**
Institución Bancaria: Scotiabank Inverlat, S.A. de C.V.
Dirección Institución Bancaria: Blvd. Independencia, Torreón, Coahuila, México
CLABE: 044060185020774428
Cuenta: 18502077442

2.4. Manifiesta el **"VENDEDOR"** que el precio pactado es justo y constituirá el pago total de cualquier derecho que tuviera por **"LA PARTE SOCIAL"** de la **"SOCIEDAD"** materia de este **"CONTRATO"**.

3. De la transmisión de propiedad y sus efectos.
3.1. El **"VENDEDOR"** (i) no se reserva acción o derecho alguno salvo lo señalado en el presente **"CONTRATO"** y; (ii) garantiza al **"COMPRADOR"** que **"LA PARTE SOCIAL"** objeto de la compraventa consignada en este instrumento, no tienen limitación, carga o gravamen alguno.

3.2. El **"VENDEDOR"** transmitirá al **"COMPRADOR"** el carácter de socio y todos los derechos y obligaciones inherentes y derivados de los mismos. Así mismo, el **"VENDEDOR"** y el **"COMPRADOR"** acuerdan que, una vez efectuado el pago, causarán que se celebre una asamblea de socios de la **"SOCIEDAD"** en la que se haga constar la transmisión de **"LA PARTE SOCIAL"** y se remueva a los gerentes administradores y apoderados actuales de la **"SOCIEDAD"**, exceptuando los poderes requeridos y mencionados en este Contrato, liberándolos de toda responsabilidad derivadas del ejercicio de su cargo.

3.4. Sin perjuicio de la responsabilidad de el **"VENDEDOR"** conforme a la Cláusula 5 siguiente, el **"COMPRADOR"** acuerda exonerar a Warren Michael Rehn, Arturo Pablo Castaños Pérez, Julie Zinnecker Weedman, Telésforo Martínez Patiño y Jorge Emilio García Nava, y a cualesquiera filiales, accionistas, directores, directivos, empleados, agentes, representantes y asesores del **"VENDEDOR"** (las "**Partes Exoneradas del Vendedor**"), de cualesquiera responsabilidades futuras de la **"SOCIEDAD"** y exonerará a las Partes Exoneradas del Vendedor de toda responsabilidad frente a cualquier reclamación de cualquier naturaleza iniciada o amenazada por cualquier persona o autoridad gubernamental que surja de o en relación con cualquier operación, actividad y negocio de la "**SOCIEDAD"**, incluyendo, sin limitación, cualquier responsabilidad de cualquier naturaleza (revelada o no revelada; devengadas o no devengadas; contingentes o absolutas) de la "**SOCIEDAD"**, incluidas, sin limitación, cualesquiera obligaciones fiscales y laborales y obligaciones frente a proveedores y clientes de la **"SOCIEDAD"**.

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

4. Garantías del "VENDEDOR" y de la "SOCIEDAD".

4.1. El **"VENDEDOR"** y la **"SOCIEDAD"** en este acto garantizan al **"COMPRADOR"**, en adición a cualquier declaración, manifestación, garantía, u obligación contenida en el presente **"CONTRATO"**, a la fecha de celebración del presente **"CONTRATO"** que:

4.1.1. Los antecedentes de este **"CONTRATO"** y las declaraciones realizadas por el **"VENDEDOR"** y por la **"SOCIEDAD"** son verdaderas, y reconocen que dichas declaraciones y antecedentes han sido el motivo determinante de la voluntad del **"COMPRADOR"** para adquirir **"LA PARTE SOCIAL"** objeto de la compraventa consignada en este **"CONTRATO"**.

5. Indemnización.

(A) <u>Obligaciones de Indemnización del "VENDEDOR"</u>.

Nº 333300

(a) Con excepción de **"LAS CONCESIONES INCLUIDAS"** las cuales se aceptan "tal cual, donde están, con todos sus defectos" y el **"COMPRADOR"** asume todas las responsabilidades de carácter administrativo, fiscal, laboral y/o ambiental, previas y posteriores a la fecha de firma del presente **"CONTRATO"**, a partir de la fecha de firma de este **"CONTRATO"**, y sujeto a las limitaciones previstas en este "CONTRATO", el **"VENDEDOR"** será responsable e indemnizará al **"COMPRADOR"** por cualquier daño directo e inmediato, pena, multa, sanción y/o gasto razonable y documentado (incluidos costas y honorarios razonables de abogados) (los "Menoscabos") efectivamente incurridos o sufridos por el **"COMPRADOR"**, que resulten o surjan de:

(i) el incumplimiento de cualesquiera obligaciones o pactos establecidos en el presente Contrato a cargo del **"VENDEDOR"**

(ii) cualquier inexactitud, omisión, o falsedad en las Declaraciones del **"VENDEDOR"**; y

(iii) cualquier acto u omisión en la gestión de la **"SOCIEDAD"** ocurrido o realizado con anterioridad a la fecha de este Contrato.

La obligación de indemnización a cargo del **"VENDEDOR"** a que se refiere esta Cláusula 5 se mantendrá vigente por un plazo de 24 (veinticuatro) meses contados a partir de la fecha de firma del **"CONTRATO"** y comprenderá única y exclusivamente las Declaraciones del **"VENDEDOR"** respecto de la **"SOCIEDAD"**.

(B) <u>Obligaciones de Indemnización del "COMPRADOR"</u>.

(a) A partir de la firma de este Contrato y posteriormente, sujeto a las limitaciones establecidas en el presente Contrato, el **"COMPRADOR"** será responsable e indemnizará al **"VENDEDOR"** por cualquier Menoscabo efectivamente incurridos o sufridos por el **"VENDEDOR"**, que resulten o surjan de:

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

(i) el incumplimiento de cualesquiera obligaciones o pactos establecidos en el presente Contrato a cargo del **"COMPRADOR"**;

(ii) cualquier inexactitud, omisión, o falsedad en las Declaraciones del **"COMPRADOR"**; y

(iii) cualquier acto u omisión en la gestión de la **"SOCIEDAD"** ocurrido o realizado con posterioridad a la fecha de este Contrato.

(C) Procedimiento de Reclamaciones.

(1) **Reclamación entre las partes**. En el supuesto de que cualquiera de las partes deba reclamar responsabilidades o indemnización por un Menoscabo a la otra en virtud del presente Contrato, que no implique una reclamación de terceros, la parte que reclame la responsabilidad o indemnización por un Menoscabo lo notificará por escrito a la parte reclamada dentro de los 5 (cinco) días hábiles siguientes a que tenga conocimiento de la reclamación en cuestión (una "Reclamación"), indicando las causas, monto y acompañando a la notificación toda aquella documentación de la que se disponga con relación al hecho o circunstancia causante de la responsabilidad o indemnización por Menoscabo alegado. La parte reclamada contará con un plazo de 30 (treinta) días naturales para (i) aceptar los términos de la Reclamación, y optar por (a) remediar el supuesto incumplimiento a satisfacción de la Parte que lo haya reclamado o (b) pagar la cantidad reclamada como indemnización; o (ii) objetar y/o rechazar la Reclamación notificada.

Si tal Reclamación no fuera expresamente aceptada o remediada por la parte reclamada dentro de los 30 (treinta) días naturales siguientes a la conclusión del plazo de 30 (treinta) días naturales para su remediación, la discrepancia será resuelta de acuerdo con lo previsto en la Cláusula Décima.

(2) **Reclamación por un Tercero**. Con excepción de reclamaciones derivadas de **"LAS CONCESIONES INCLUIDAS"** las cuales se aceptan "tal cual, donde están, con todos sus defectos" ya que el **"COMPRADOR"** asume todas las responsabilidades de carácter administrativo, fiscal, laboral y/o ambiental, previas y posteriores a la fecha de firma del presente **"CONTRATO",** cuando se trate de un posible Menoscabo originado por una reclamación de cualquier tercero, incluida cualquier inspección o acción de una autoridad gubernamental, ya sea en vía administrativa, judicial o extrajudicial, la parte indemnizante podrá asumir la defensa de cualquier reclamación, y se obliga a ejercitar dicho derecho atendiendo muy especialmente al principio de buena fe y sin perjudicar los intereses de las partes y/o de la "**SOCIEDAD**". A estos efectos, se seguirá el siguiente procedimiento:

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

(a) En cuanto se reciba la reclamación de tercero (la "Notificación del Menoscabo"), la misma se deberá notificar a la parte indemnizante dentro del primer tercio otorgado por la ley aplicable para contestar la reclamación.

(b) La Notificación del Menoscabo incluirá toda la información relevante que se tenga en ese momento en relación al Menoscabo.

(c) La parte indemnizante deberá contestar a la reclamación en tiempo y forma, haciéndose cargo de la presentación de cualesquier garantías que se requieran otorgar para la defensa de la reclamación correspondiente, y de las resultas del procedimiento judicial o extrajudicial de defensa con total indemnidad para la parte indemnizada.

La parte indemnizante, por sí o por medio de los asesores que designe, tendrá libre, previo y total acceso a toda la información y documentación relativa a la reclamación de que se trate.

№ 333300

(d) La **"SOCIEDAD":** (i) otorgará a favor de los abogados y procuradores designados por la parte indemnizante los poderes que para dichos efectos sean necesarios en relación con el objeto de la reclamación de terceros, (ii) pondrá a disposición de la parte indemnizante y los asesores que éste designe toda la documentación relativa a la reclamación de terceros de que se trate, y (iii) prestará, junto con la otra parte, la colaboración razonablemente necesaria.

(e) si la parte indemnizante no asume la defensa de la reclamación de un tercero, el control de dicha la reclamación de Terceros lo asumirá el indemnizado; sin renunciar a ningún derecho a que el indemnizado pueda tener contra la parte indemnizante por concepto de indemnización de conformidad con el presente Contrato.

(D) Ajuste por Indemnización. Las Partes aceptan que, en caso de que las leyes aplicables lo permitan, el pago de cualquier indemnización conforme a esta Cláusula se considera como un ajuste al Precio de la **"PARTE SOCIAL"**, a menos que las Partes acuerden un mecanismo diferente.

(E) Moderación. Las partes tomarán todas las medidas comerciales razonables para mitigar cualquier menoscabo sujeto a indemnización cuando tengan conocimiento de cualquier hecho o circunstancia que razonablemente pudiera constituir o dar lugar a dicho Menoscabo.

5 BIS (A). Responsabilidad del "COMPRADOR".

5.1. BIS. En adición a lo previsto en la Cláusula 5 anterior, el **"COMPRADOR"** asume la responsabilidad exclusivamente respecto de los actos realizados por el con posteridad a la firma del presente contrato, todas las obligaciones inherentes y derivadas de **"LA PARTE SOCIAL"** representativas del capital social de la sociedad **MINERA CORDILLERAS, S. de R.L. de C.V.** objeto de este **"CONTRATO"**, bajo el carácter de socio en la proporción que le corresponde, a partir de adquirir la titularidad de **"LA PARTE SOCIAL"**, considerando

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

cualquiera que sea su naturaleza, e independientemente de que de una forma u otra los actos o hechos que las originen hayan tomado su causa después a la firma del presente **"CONTRATO"**, por tanto, el **"COMPRADOR"** se obliga a responder en los términos y condiciones que resulten necesarios, y adquiriendo el derecho a ejercitar los derechos en la forma que convenga a sus intereses.

5.2. BIS. A efecto de ello, el **"VENDEDOR"** deja (en caso de que lo hubiere sido) de ser responsable solidario bajo el carácter de socio de la **"SOCIEDAD"**, asumiendo dicha responsabilidad el **"COMPRADOR"**, respecto de los actos realizados por este último con posterioridad a la celebración del presente **"CONTRATO"**.

5.3. BIS. El **"COMPRADOR"** y el **"VENDEDOR"** en este acto solicitan a la **"SOCIEDAD"** que una vez que se haya realizado el pago del precio por la transmisión de la **"PARTE SOCIAL"**, se realicen los asientos correspondientes en los libros corporativos de la **"SOCIEDAD"** para reflejar la transmisión de **"LA PARTE SOCIAL"** en favor del **"COMPRADOR"**. El **"COMPRADOR"** será el único responsable de cualesquiera notificaciones que se requieran hacer a terceros o autoridades gubernamentales derivadas de la venta de **"LA PARTE SOCIAL"** bajo el presente **"CONTRATO"**.

Incluyendo, pero sin limitarse a la **"DEVOLUCIÓN RODEO 2"**, el **"COMPRADOR"** se compromete a devolver al **"VENDEDOR"** todos los recursos económicos que reciba por concepto de pagos o devoluciones, derivados de cualquier juicio o reclamo interpuestos previamente a la firma del presente **"CONTRATO"** por el **"VENDEDOR"** y la **"DEVOLUCIÓN RODEO 2"** que será presentada con posterioridad a la firma del del presente **"CONTRATO"**, y que resulten favorables para éste. Asimismo, el **"VENDEDOR"** se obliga a pagar cualquier resultante a cargo de la **"SOCIEDAD"** derivados de cualquier juicio o reclamación interpuesta previa a la firma del presente Contrato por el **"VENDEDOR"**.

5 BIS (B). Garantía. "GMC EQUIPOS MEXICO, S.A. de C.V." en este acto se constituye voluntariamente como garante de las obligaciones de indemnización asumidas por el "VENDEDOR" a favor del "COMPRADOR" única y exclusivamente respecto de la liquidación del **"EMPLEADO MCO"** por parte de la **"SOCIEDAD"**, el pasivo ambiental del Proyecto Rodeo, que deberá ser transferido a la sociedad denominada **GMC EQUIPOS MEXICO, S.A. de C.V.**, y en todo lo relacionado con los **"CONTRATOS LABRI"** en tanto se celebran los convenios necesarios y en todo el alcance en el que la **"SOCIEDAD"** se comprometió en virtud de ellos será respaldada por **GMC EQUIPOS MÉXICO, S.A. DE C.V.** Esta Garantía permanecerá en pleno vigor y efecto a partir de la fecha de celebración del Contrato y por un plazo de 24 (veinticuatro) meses contados a partir de la fecha de firma del Contrato, en los mismos términos, condiciones y limitaciones asumidos por el **"VENDEDOR"**.

6. Impuestos y gastos.

6.1. Los impuestos que se llegaren a generar por virtud del presente **"CONTRATO"** serán pagados por cada una de las **"PARTES"** y/o la **"SOCIEDAD"** que resulte obligada en los

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

términos de la legislación aplicable y vigente. Todos los gastos notariales que se causen con la ejecución de este "**CONTRATO**" serán por cuenta del "**COMPRADOR**".

7. Notificaciones y domicilios.

7.1. Todos los avisos y notificaciones entre las **"PARTES"** y la **"SOCIEDAD"** deberán realizarse por escrito y ser entregados ya sea personalmente o por correo certificado con acuse de recibo, a los domicilios señalados por cada una de las **"PARTES"** y la **"SOCIEDAD"** en sus respectivas declaraciones, a no ser que las **"PARTES"** y la **"SOCIEDAD"** notifiquen su cambio de domicilio con cuando menos 15 quince días naturales anteriores a que éste sea efectivo.

8. Encabezados.

8.1. Las **"PARTES"** y la **"SOCIEDAD"** están de acuerdo en que los encabezados que aparecen al inicio de cada una de las cláusulas del presente **"CONTRATO"** únicamente se han insertado para fines de referencia, por lo que no deberán ser considerados en ningún momento como medio de interpretación del presente **"CONTRATO"**.

9. Modificaciones y acuerdo total.

9.1. El presente **"CONTRATO"** no podrá ser modificado, salvo por acuerdo de las **"PARTES"** otorgado por escrito con las mismas formalidades del presente documento.

9.2. El presente **"CONTRATO"** representa el acuerdo total entre las **"PARTES"** por lo que deja sin efectos cualquier otro acuerdo verbal o escrito que hubiera existido entre las **"PARTES"** con anterioridad al presente instrumento.

10. Jurisdicción, competencia y legislación aplicable.

10.1. Las **"PARTES"** y la **"SOCIEDAD"** acuerdan que la interpretación, cumplimiento y ejecución del presente **"CONTRATO"**, será de conformidad con la legislación federal vigente y aplicable en México, y se someten expresamente a la competencia y jurisdicción de los tribunales competentes en la Ciudad de México, renunciando expresamente a cualquier otra competencia que por cuestiones de domicilio, lugar de ejecución de la comisión objeto de este **"CONTRATO"**, nacionalidad de las **"PARTES"**, o cualquier otra, pudiera corresponderles.

10.2. Las **"PARTES"** acuerdan que el **"CONTRATO"** y cualquier otro documento contemplado en el presente **"CONTRATO"** se redactarán únicamente en idioma español.

11. Limitación de responsabilidad.

Sin perjuicio de cualquier otra disposición contraria del presente **"CONTRATO"**, en ningún caso ninguna de las **"PARTES"** ni ninguno de sus socios, accionistas, filiales, subsidiarias, directores, directivos, empleados o agentes será responsable de ningún daño especial, incidental, indirecto, ejemplar, punitivo, consecuente o morales (incluido el lucro cesante, la pérdida de ingresos o la pérdida de ventas) en relación con cualquier reclamación, pérdida, daño o perjuicio derivado de la conducta de dicha parte en virtud del presente **"CONTRATO"** o por cualquier responsabilidad extracontractual, independientemente de si la parte incumplidora fue advertida o no de la posibilidad de tales daños.

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

La responsabilidad total de ambas partes, tanto del "**VENDEDOR**" como del "**COMPRADOR**", conforme a este Contrato o bajo cualquier responsabilidad extracontractual que aleguen las partes, estará limitada en igualdad de condiciones a un monto equivalente del 20% del precio total pactado, excepto en los casos de dolo o mala fe.

Enteradas las **"PARTES"** y la **"SOCIEDAD"** del contenido y alcance del presente **"CONTRATO"**, se manifiestan conformes y de acuerdo con el contenido de este, y reconocen que en la celebración de este no existió dolo, error, mala fe o ningún otro vicio del consentimiento, y lo ratifican y firman, el **"COMPRADOR"** en la Ciudad de Mazatlán, Sinaloa **al día** 27 **de** marzo **del 2025** y por su parte el **"VENDEDOR"**, la **"SOCIEDAD"** y el **"GARANTE"** del **"VENDEDOR"** en la Ciudad de México, **al día** 1 **de** Abril **del 2025.**

EL "COMPRADOR"	**EL "VENDEDOR"**
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**	**SERVICIOS VELARDEÑA, S.A. DE C.V.** Representada por **JORGE EMILIO GARCÍA NAVA**

LA "SOCIEDAD"
MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Representada por **JORGE EMILIO GARCÍA NAVA**

EL "GARANTE" DEL "VENDEDOR"

GMC EQUIPOS MÉXICO, S.A. DE C.V.
Representada por
JORGE EMILIO GARCÍA NAVA

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO A – "CONCESIONES EXCLUIDAS"

NOMBRE DE LA CONCESIÓN	NÚMERO DE TÍTULO	UBICACIÓN (MUNICIPIO)	SUPERFICIE (HAS.)
RODEO R1	246464	RODEO, DURANGO	521.0000
RODEO 2 R2	247042	RODEO, DURANGO	1,344.7345

ESTADOS UNIDOS MEXICANOS NOTARIA 247 DISTRITO FEDERAL, MEXICO

№ 33300

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**	SERVICIOS VELARDEÑA, S.A. DE C.V. Representada por **JORGE EMILIO GARCÍA NAVA**

LA "SOCIEDAD"

MINERA DE CORDILLERAS, S. DE R.L. DE C.V.
Representada por
JORGE EMILIO GARCÍA NAVA

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO B – "TRABAJADOR MCO"

Nombre del trabajador: ERIKA PAOLA MUÑOZ MORALES

EL "COMPRADOR"	**EL "VENDEDOR"**
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**	**SERVICIOS VELARDEÑA, S.A. DE C.V.** Representada por **JORGE EMILIO GARCÍA NAVA**

LA "SOCIEDAD"
MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Representada por **JORGE EMILIO GARCÍA NAVA**

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO C – "PODER EMPLEADO"

Minera de Cordilleras, S. de R.L. de C.V. otorga a favor de los señores **Juan José Rojas Torres y Jorge Emilio García Nava (los apoderados)**, poder especial, limitado en cuanto a su objeto, para que cualquiera de ellos se encuentre facultado para actuar como representante legal de la Sociedad en cualquier juicio o litigio iniciado por o en contra de la señora Erika Paola Muñoz Morales, particularmente los juicios bajo el Expediente 351/2024, Juzgado Séptimo del Tribunal Federal Laboral de Asuntos Individuales del Estado de Coahuila con residencia en Torreón; así como en los juicios radicados en la Fiscalía General de Justicia del Estado de Coahuila, Delegación Laguna I, y para tales efectos, los apoderados gozarán de manera conjunta o individual, de las siguientes facultades:

I. Poder general para pleitos y cobranzas, en los términos del primer párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal (actualmente Ciudad de México) y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, con todas las facultades generales y las especiales que requieran conforme a la ley cláusula especial, en los términos del artículo dos mil quinientos ochenta y siete del Código Civil para el Distrito Federal (actualmente Ciudad de México), y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, que de una manera enunciativa pero no limitativa incluye las siguientes: para acudir a todo tipo de audiencias y a la audiencia constitucional en el juicio de amparo para ofrecer y rendir pruebas y tachar las del contrario; para articular y absolver posiciones; para prorrogar jurisdicción; para desistirse, aún del juicio de amparo; para transigir; para comprometer en árbitros; para absolver y articular posiciones; para recusar; para recibir pagos; para reconocer documentos; para presentar denuncias y querellas penales; para constituirse en coadyuvante del Ministerio Público y otorgar el perdón del ofendido en los casos que proceda y para ejecutar todos los otros actos expresamente determinados por la ley, entre los que se incluyen representar a la Sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo, ya sean federales, estatales o municipales.

II. Poder general para pleitos y cobranzas y actos de administración en materia laboral, por lo que el apoderado gozará de las facultades establecidas en los artículos once, seiscientos ochenta y cuatro "E", seiscientos noventa y dos, ochocientos setenta y tres "F" y ochocientos setenta y tres "H", de la Ley Federal del Trabajo, pudiendo representar a la poderdante ante toda clase de sindicatos, concurrir a toda clase de audiencias, citatorios, requerimientos, avenencias, transacciones, arreglos, finiquitos, articular o absolver posiciones, promover o desistirse del juicio de amparo, presentar denuncias y querellas penales, otorgar el perdón, promover inexistencias de huelgas, resolver conflictos de orden económico, ostentarse en calidad de patrón frente a los trabajadores con las más amplias facultades de representación, sin limitación alguna y sin impedimentos de ninguna especie, pudiendo inclusive comparecer a la audiencia de conciliación, a la audiencia preliminar y a la audiencia de juicio a que se refieren los artículos seiscientos ochenta y cuatro "E", ochocientos setenta y tres "F", ochocientos setenta y tres "H", y demás relativos de la Ley Federal del Trabajo, actuando siempre con la calidad de patrón principalmente en el caso de audiencias a que se refieren los artículos seiscientos ochenta y cuatro "E", ochocientos setenta y tres "F" y ochocientos setenta y tres "H", de la Ley Federal del Trabajo. Asimismo, podrá comparecer ante las Juntas de Conciliación y Arbitraje a las audiencias de conciliación, demanda y excepciones, ofrecimiento y admisión de pruebas a que se refieren los artículos ochocientos setenta y cinco, ochocientos setenta y seis y ochocientos setenta y ocho de la Ley Federal del Trabajo, de

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

conformidad con lo previsto por el Transitorio Octavo del Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Federal del Trabajo, de la Ley Orgánica del Poder Judicial de la Federación, de la Ley Federal de la Defensoría Pública, de la Ley del Instituto del Fondo Nacional de la Vivienda para los Trabajadores y de la Ley del Seguro Social, en materia de Justicia Laboral, Libertad Sindical y Negociación Colectiva, publicado en el Diario Oficial de la Federación el día primero de mayo de dos mil diecinueve. Este poder lo podrá ejercer ante toda clase de autoridades Administrativas o Judiciales sean éstas Federales, de la Ciudad de México, Estatales o Municipales; ante las Autoridades del Trabajo, Centros de Conciliación, Tribunales y en general ante todo tipo de personas sean éstas físicas o morales. Asimismo, se le confieren facultades para proponer arreglos conciliatorios, celebrar transacciones, hacer valer cuestiones de competencia, tomar toda clase de decisiones, negociar y suscribir convenios laborales, así como para actuar como representante de la Sociedad en toda clase de juicios o procedimientos laborales que se tramiten ante cualquier autoridad.

LIMITACIÓN: El poder aquí otorgado, es general en cuanto a sus facultades, pero limitado en cuanto a su objeto, toda vez que única y exclusivamente deberá ejercerse para actuar como representante legal de la Sociedad en cualquier juicio o litigio iniciado por o en contra de la señora Erika Paola Muñoz Morales, particularmente los juicios bajo el Expediente 351/2024, Juzgado Séptimo del Tribunal Federal Laboral de Asuntos Individuales del Estado de Coahuila con residencia en Torreón; así como en los juicios radicados en la Fiscalía General de Justicia del Estado de Coahuila, Delegación Laguna I.

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**	**SERVICIOS VELARDEÑA, S.A. DE C.V.** Representada por **JORGE EMILIO GARCÍA NAVA**

LA "SOCIEDAD"
MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Representada por **JORGE EMILIO GARCÍA NAVA**

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO D – "PODER ESPERANZA"

PODER ESPECIAL IRREVOCABLE

Que, con relación a cierto Contrato de Cesión de Derechos Mineros de fecha 6 de diciembre de 2024 (el "Contrato de Cesión"), celebrado por **MINERA DE CORDILLERAS, S. DE R.L. DE C.V.**, (la "Sociedad") y **GIRGAR OPERACIONES, S.A. DE C.V.** ("Girgar"), se resuelve en este acto otorgar a favor de los señores **José Enrique Rodríguez del Bosque, Luigi Iacobi Pontones Brito** y **Oscar Sandoval Benítez** y de las señoras **Olga Patricia Martínez Pérez** y **Rosa Valeria Bustamante Olivares** (los "Apoderados"), un **PODER ESPECIAL IRREVOCABLE**, otorgado en los términos de los artículos 2554 (dos mil quinientos cincuenta y cuatro) y 2596 (dos mil quinientos noventa y seis) del Código Civil de la Ciudad de México y del Código Civil Federal y sus correlativos de los Códigos Civiles de los Estados de los Estados Unidos Mexicanos y de la Ciudad de México, como condición del contrato bilateral antes mencionado y como medio para cumplir las obligaciones contraídas bajo dicho contrato, a fin de que en nombre y en beneficio de la Sociedad, los Apoderados conjunta o separadamente:

(i) lleven a cabo cualesquiera actos, trámites y gestiones, con y ante cualquier tercero, relacionados con exenciones, avisos, permisos, licencias o autorizaciones emitidas por la Secretaría de Medio Ambiente y Recursos Naturales, en favor de la Sociedad **LIMITADO** única y exclusivamente a la concesión minera que más adelante se describe (la "**Concesión La Esperanza**"), necesarios para: **(i)** obtener prórroga de vigencia de documentos así como modificaciones a los alcances de los cuales hayan sido otorgados, **(ii)** realizar cumplimiento de condicionantes, **(iii)** realizar la cesión o transmisión de derechos y obligaciones, **(iv)** realizar cualquier gestión, documento, licencia, permiso o autorización ante autoridad municipales, estatales o federales, que sea requerida para las acciones antes señaladas, y **(v)** seguimiento de trámites, atención de procedimientos administrativos, judiciales, y presentación de medios de impugnación, derivados de las gestiones descritas.

CONCESIÓN	SUPERFICIE	TÍTULO	UBICACIÓN
La Esperanza	68.000	218071	Ocampo, Chihuahua

(ii) continúen, den seguimiento, obtengan las resoluciones y presenten cualesquier recurso legal ante la Dirección General de Minas **("DGM")** de la Secretaría de Economía y/o cualquier autoridad judicial, con respecto a la solicitud presentada ante el Registro Público de Minería ("**RPM**") con número de folio 600UCAE-2023-269, de fecha 12 de enero del 2023,

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

registrada bajo el expediente 11/2023, por virtud de la cual fue presentado ante dicho Registro, la solicitud de inscripción de cierto contrato de cesión de derechos de fecha 19 de diciembre de 2022 celebrado entre la Sociedad como adquirente y los señores Jesús Antonio Parra Quezada y Emiliano Hurtado Montaño y las señoras María Blanca Esthela Parra Quezada y María del Carmen Parra Quezada (los "**Concesionarios**") con respecto a la Concesión La Esperanza, título 218071, expedido el 2 de octubre de 2002, ubicado en el municipio de Ocampo, Chihuahua, con una superficie de 68.0000 hectáreas, inscrito bajo el acta 331, a fojas 166 del volumen 331 del Libro de Concesiones del RPM (la "**Solicitud de Registro del Contrato La Esperanza**"); y

(iii) celebren con respecto a la Concesión La Esperanza y únicamente en caso que sea negada la inscripción del Contrato de Cesión en términos de la Solicitud de Registro del Contrato La Esperanza ante el RPM, ya sea: (i) un contrato de cesión gratuita de derechos para su transmisión y registro a favor de Girgar, o (ii) un convenio de inclusión al Contrato de Cesión para su transmisión y registro a favor de Girgar, y (iii) cualquier trámite administrativo ante el RPM o ante cualquier autoridad competente, incluyendo ante la DGM, lo que incluirá la autorización a ser obtenida, ya sea de la Secretaría de Economía o de la DGM, prevista en la Ley de Minería, con objeto que la Concesión La Esperanza sea transmitida a Girgar en términos del Contrato de Cesión.

se les confiere un **poder especial para actos de dominio, actos de administración y para pleitos y cobranzas**, en los términos de los tres primeros párrafo del artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil Federal y sus correlativos contenidos en los Códigos Civiles de los demás estados de México y la Ciudad de México, pero **LIMITADO** en cuanto a su objeto a:

a. llevar a cabo cualesquiera actos, trámites y gestiones, con y ante cualquier tercero, relacionados con extensiones, avisos, permisos, licencias o autorizaciones emitidas por la Secretaría de Medio Ambiente y Recursos Naturales, en favor de la Sociedad y únicamente respecto de la Concesión La Esperanza, para la preparación del sitio, construcción y operación de dicha concesión minera;

b. continuar, dar seguimiento, obtener las resoluciones y presentar cualesquier recursos legales con respecto a la tramitación de la Solicitud de Registro del Contrato La Esperanza ante el RPM; y

c. suscribir, ejecutar, firmar, entregar, ratificar y/u otorgar, presentar ante el RPM, los contratos, actos y convenios previstos en el párrafo (ii) anterior con objeto de obtener la inscripción de la Concesión La Esperanza ante el RPM a favor de Girgar.

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

El poder otorgado mediante el presente a favor de los Apoderados surtirá efectos y estará vigente hasta en tanto: (i) las autorizaciones, licencias y permisos de que sea titular Minera de Cordilleras, S. de R.L. de C.V. respecto de la Concesión La Esperanza sean transmitidas por las autoridades competentes en favor de Girgar; y (ii) la Concesión La Esperanza sea debidamente transmitida y registrada a nombre de Girgar ante el RPM. Una vez concluidos estos objetivos que son la razón que da origen a su otorgamiento, el poder dejará de estar en vigor.

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**	SERVICIOS VELARDEÑA, S.A. DE C.V. Representada por **JORGE EMILIO GARCÍA NAVA**

Nº 333100

LA "SOCIEDAD"

MINERA DE CORDILLERAS, S. DE R.L. DE C.V.
Representada por
JORGE EMILIO GARCÍA NAVA

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO E – "PODER RODEO"

PODER ESPECIAL IRREVOCABLE

Que, con relación al Pago de lo Indebido de ciertos Derechos Sobre Minería respecto de la concesión minera denominada: **"RODEO 2"**, título número 241666 que derivó en la concesión minera denominada **"RODEO 2 R 2"**, título 247042 (la "Devolución Rodeo 2") y a ciertos Contratos de Cesión de Derechos Mineros de fecha 5 de febrero de 2025 (el "Contrato de Cesión Rodeo 1") y de fecha 13 de marzo de 2025 (el "Contrato de Cesión Rodeo 2"), celebrado por **MINERA DE CORDILLERAS, S. DE R.L. DE C.V.**, (la "Sociedad") y **GMC EQUIPOS MEXICO, S.A. DE C.V.** ("GMC"), se resuelve en este acto otorgar a favor de los señores **Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate** (los "Apoderados"), un **PODER ESPECIAL IRREVOCABLE**, otorgado en los términos de los artículos 2554 (dos mil quinientos cincuenta y cuatro) y 2596 (dos mil quinientos noventa y seis) del Código Civil de la Ciudad de México y del Código Civil Federal y sus correlativos de los Códigos Civiles de los Estados de los Estados Unidos Mexicanos y de la Ciudad de México, para tramitar la Devolución Rodeo 2 y como condición de los contratos bilaterales antes mencionados y como medio para cumplir las obligaciones contraídas bajo dicho contrato, a fin de que en nombre y en beneficio de la Sociedad, los Apoderados conjunta o separadamente:

(i) presenten, continúen, den seguimiento y obtengan una resolución favorable respecto de la Devolución Rodeo 2 ante el Servicio de Administración Tributaria ("**SAT**") y/o cualquier autoridad judicial, con respecto a cualquier solicitud de devolución de Pago de lo Indebido de los Pagos de Derechos Sobre Minería que se presenten a nombre de la Sociedad respecto de la concesión minera denominada **"RODEO 2"**, título número 241666 que derivó en la concesión minera denominada **"RODEO 2 R 2"**, título 247042;

(ii) continúen, den seguimiento, obtengan las resoluciones y presenten cualesquier recurso legal ante la Dirección General de Minas **("DGM")** de la Secretaría de Economía y/o cualquier autoridad judicial, con respecto a las solicitudes presentadas ante el Registro Público de Minería ("**RPM**") con número de folio 600UCAE-2025-6285, de fecha 21 de febrero del 2025 y el número de folio que corresponda, por virtud de las cuales sean presentadas ante dicho Registro, las solicitudes de inscripción del Contrato de Cesión Rodero 1 y Contrato de Cesión Rodeo 2, respectivamente, celebrados entre la Sociedad como cedente y GMC (la "**Cesionaria**") con respecto a la Concesión Rodeo R1, título 246464, expedido el 6 de julio de 2018, ubicado en el municipio de Rodeo, Durango, con una superficie de 521.0000 hectáreas, inscrito bajo el acta 284, a fojas 142 del volumen 410 (la "**Concesión Rodeo R1**") y a la Concesión Rodeo 2 R2, título 247042, expedido el 6 de mayo de 2022, ubicado en el municipio de Rodeo, Durango, con una superficie de 1,344.7345 hectáreas, inscrito bajo el acta 142, a fojas 71 del volumen 412 y a la del Libro de Concesiones del RPM del Libro de Concesiones del RPM (la "**Concesión Rodeo 2 R2**") (las "**Solicitudes de Registro de los Contratos Rodeo**"); y

(iii) celebren con respecto a las Concesiones Rodeo R1 y Rodeo 2 R2 y únicamente en caso que sea negada la inscripción del Contrato de Cesión Rodeo 1 y el Contrato de Cesión Rodeo 2 en términos de las Solicitudes de Registro de los Contratos Rodeo ante el RPM, ya sea: (i) un contrato de

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

cesión gratuita de derechos para su transmisión y registro a favor de GMC o (ii) un convenio de inclusión al Contrato de Cesión para su transmisión y registro a favor de GMC, y (iii) cualquier trámite administrativo ante el RPM o ante cualquier autoridad competente, incluyendo ante la DGM, lo que incluirá la autorización a ser obtenida, ya sea de la Secretaría de Economía o de la DGM, prevista en la Ley de Minería, con objeto que la Concesión Rodeo R1 y la Concesión Rodeo 2 R2 sea transmitida a GMC en términos del Contrato de Cesión Rodeo 1 y Contrato de Cesión Rodeo 2.

se les confiere un **poder especial para actos de dominio, actos de administración y para pleitos y cobranzas**, en los términos de los tres primeros párrafo del artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil Federal y sus correlativos contenidos en los Códigos Civiles de los demás estados de México y la Ciudad de México, pero **LIMITADO** en cuanto a su objeto a:

a. continuar, dar seguimiento, obtener las resoluciones y presentar cualesquier recursos legales con respecto a la tramitación de las Solicitudes de Registro de los Contratos Rodeo ante el RPM; y

b. suscribir, ejecutar, firmar, entregar, ratificar y/u otorgar, presentar ante el RPM, los contratos, actos y convenios previstos en el párrafo (ii) anterior con objeto de obtener la inscripción de la Concesión Rodeo R1 y la concesión Rodeo 2 R2 ante el RPM a favor de GMC.

El poder otorgado mediante el presente a favor de los Apoderados surtirá efectos y estará vigente hasta en tanto: (i) la Concesión Rodeo R1 y la Concesión Rodeo R2 sean debidamente transmitidas y registradas a nombre de GMC ante el RPM y (ii) se resuelva favorablemente la Devolución Rodeo 2. Una vez concluidos estos objetivos que son la razón que da origen a su otorgamiento, el poder dejará de estar en vigor.

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por JESÚS MARTE VINICIO ZATARAIN CHÁVEZ	SERVICIOS VELARDEÑA, S.A. DE C.V. Representada por JORGE EMILIO GARCÍA NAVA

LA "SOCIEDAD"
MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Representada por JORGE EMILIO GARCÍA NAVA

N° 333500

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO F – "PODER AMBIENTAL"

Minera de Cordilleras, S. de R.L. de C.V. otorga a favor de los señores **Jorge Emilio García Nava, Sergio Raúl Gutiérrez Reyes, Eduardo Rosales Pérez, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate (los apoderados)**, poder especial, limitado en cuanto a su objeto, para que cualquiera de ellos se encuentre facultado para actuar como representante legal de la Sociedad en cualquier asunto relacionado con permisos, trámites, oficios, requerimientos y cumplimientos de obligaciones ante autoridades en materia ambiental, y para tales efectos, los apoderados gozarán de manera conjunta o individual, de las siguientes facultades:

I. Poder general para pleitos y cobranzas, en los términos del primer párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal (actualmente Ciudad de México) y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, con todas las facultades generales y las especiales que requieran conforme a la ley cláusula especial, en los términos del artículo dos mil quinientos ochenta y siete del Código Civil para el Distrito Federal (actualmente Ciudad de México), y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos.

II. Para actos de administración en los términos del segundo párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal (actualmente Ciudad de México) y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, para llevar a cabo toda clase de gestiones y trámites ante la Secretaría de Medio Ambiente y Recursos Naturales (SEMARNAT), la Procuraduría Federal de Protección al Ambiente (PROFEPA), la Comisión Nacional del Agua (CONAGUA), y ante la Secretaría de Desarrollo Urbano y Ecología del Gobierno de cada Estado de la República Mexicana.

LIMITACIÓN: El poder aquí otorgado, es general en cuanto a sus facultades, pero limitado en cuanto a su objeto, toda vez que única y exclusivamente deberá ejercerse para actuar como representante legal de la Sociedad en cualquier asunto relacionado con permisos, trámites, oficios, requerimientos y cumplimientos de obligaciones ante autoridades en materia ambiental, así como para llevar a cabo toda clase de gestiones y trámites ante la Secretaría de Medio Ambiente y Recursos Naturales (SEMARNAT), la Procuraduría Federal de Protección al Ambiente (PROFEPA), la Comisión Nacional del Agua (CONAGUA), y ante la Secretaría de Desarrollo Urbano y Ecología del Gobierno de cada Estado de la República Mexicana.

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**	**SERVICIOS VELARDEÑA, S.A. DE C.V.** Representada por **JORGE EMILIO GARCÍA NAVA**

LA "SOCIEDAD"
MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Representada por**JORGE EMILIO GARCÍA NAVA**

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO G – "PODER TRÁMITES"

Minera de Cordilleras, S. de R.L. de C.V. otorga a favor de los señores **Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate (los apoderados)**, poder especial, limitado en cuanto a su objeto, para que cualquiera de ellos lleve a cabo todos aquellos trámites que por omisión involuntaria no se realizaron o concluyeron antes de la fecha efectiva de los Contratos de Compraventa de Partes Sociales, y que como resultado de dicha compraventa la Sociedad tenga que concluir los asuntos que a continuación se mencionan de manera enunciativa más no limitativa: contratos con consultores, proveedores o prestadores de servicios, servicios comerciales los cuales pueden incluir (energía eléctrica, suministro de agua potable, servicios de telefonía, etc.). Este poder también faculta a los señores **Jorge Emilio García Nava, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate** para que, cualquiera de ellos en representación de Minera de Cordilleras, S. de R.L. de C.V., continúen dando seguimiento a cualquier trámite o requerimiento ante cualquier autoridad o dependencia de gobierno para solicitar algún beneficio o devolución que la Sociedad haya solicitado o realizado previo a la Compraventa de Partes Sociales y que aún no hayan sido resueltas.
Dentro de la especialidad de este poder, los apoderados tendrán todas las facultades que corresponden al poder general para pleitos y cobranzas y para actos de administración, en términos del primer y segundo párrafos del artículo dos mil quinientos cincuenta y cuatro del Código Civil Federal y sus correlativos en todos y cada uno de los Códigos Civiles de las demás entidades federativas de los Estados Unidos Mexicanos y del Código Civil para el Distrito Federal (actualmente Ciudad de México).

LIMITACIÓN: El poder aquí otorgado, es general en cuanto a sus facultades, pero limitado en cuanto a su objeto, toda vez que única y exclusivamente deberá ejercerse para dar seguimiento y concluir aquellos asuntos que quedaron pendientes al momento a la celebración de los contratos de compraventa de Partes Sociales de la Sociedad, así como respecto de los trámites o requerimientos ante autoridades administrativas y organismos públicos, descentralizados, desconcentrados, ya sean federales, estatales, municipales o de la Ciudad de México. En este orden, no será efectivo para solicitar o realizar trámites nuevos. El poder otorgado tendrá vigencia a partir de la fecha de efectiva de los contratos de compraventa de Partes Sociales y permanecerán vigentes a favor de los apoderados hasta en tanto que la totalidad de los asuntos pendientes queden concluidos.

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**	**SERVICIOS VELARDEÑA, S.A. DE C.V.** Representada por **JORGE EMILIO GARCÍA NAVA**

LA "SOCIEDAD"
MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Representada por **JORGE EMILIO GARCÍA NAVA**

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO H – "RELACIÓN DE LOS PAGOS DE DERECHOS SOBRE MINERÍA, INFORMES ESTADÍSTICOS Y COMPROBACIONES DE OBRAS"

AÑO	COMPROBACIONES DE OBRA				
	SANTA ISABEL/RED SANTA ISABEL	RUBY ESMERALDA	EL TEYRA	EL MACHUCADO FRACC 1	EL MACHUCADO FRACC 2
2019	OK	OK	OK	OK	OK
2020	OK	OK	OK	OK	OK
2021	OK	OK	PRESENTADO – SIN ACUSE – CONSTANCIA CORREO	OK	OK
2022	OK	OK	PRESENTADO – SIN ACUSE – CONSTANCIA CORREO	OK	PRESENTADO – SIN ACUSE – CONSTANCIA CORREO
2023	OK	OK	OK	OK	OK
2024					

AÑO	INFORMES ESTADISTICOS				
	SANTA ISABEL/RED SANTA ISABEL	RUBY ESMERALDA	EL TEYRA	EL MACHUCADO FRACC 1	EL MACHUCADO FRACC 2
2019	OK	OK	OK	OK	OK
2020	OK	OK	OK	OK	OK
2021	OK	OK	OK	OK	OK
2022	OK	OK	OK	OK	OK
2023	OK	OK	OK	OK	OK
2024	OK	OK	OK	OK	OK

AÑO	PAGO DE DERECHOS				
	SANTA ISABEL/RED SANTA ISABEL	RUBY ESMERALDA	EL TEYRA	EL MACHUCADO FRACC 1	EL MACHUCADO FRACC 2
2019	OK	OK		OK	OK
2020	OK	OK	OK	OK	OK
2021	OK	OK	OK	OK	OK
2022	OK	OK	OK	OK	OK
2023	OK	OK	OK	OK	OK
2024					

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por JESÚS MARTE VINICIO ZATARAIN CHÁVEZ	SERVICIOS VELARDEÑA, S.A. DE C.V. Representada por JORGE EMILIO GARCÍA NAVA

LA "SOCIEDAD"

MINERA DE CORDILLERAS, S. DE R.L. DE C.V.
Representada por JORGE EMILIO GARCÍA NAVA

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO I – "PODER JORGE GARCÍA"

Se anexa copia simple.

GUILLERMO AARON VIGIL CHAPA
ESTADOS UNIDOS MEXICANOS
NOTARIA 247 DISTRITO FEDERAL, MEXICO

№ 33300

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por JESÚS MARTE VINICIO ZATARAIN CHÁVEZ	SERVICIOS VELARDEÑA, S.A. DE C.V. Representada por JORGE EMILIO GARCÍA NAVA

LA "SOCIEDAD"
MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Representada por JORGE EMILIO GARCÍA NAVA

ANEXO I

NOTARIA 247

GUILLERMO A. VIGIL CHAPA

GUILLERMO AARON VIGIL CHAPA ESTADOS UNIDOS MEXICANOS NOTARIA 247 DISTRITO FEDERAL, MEXICO

INSTRUMENTO NÚMERO 15,421

Nº 33300

LA FORMALIZACIÓN DEL NOMBRAMIENTO DE GERENTE ADMINISTRADOR; EL NOMBRAMIENTO DE COMISARIO; Y LA REVOCACIÓN Y OTORGAMIENTO DE PODERES QUE RESULTAN DE LA PROTOCOLIZACIÓN DE UN ACTA DE ASAMBLEA GENERAL DE SOCIOS DE "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE.

SÉNECA 134 5TO. PISO
COL. LOS MORALES
MÉXICO, D.F. C.P. 11540

TEL. 5281 8764
FAX. 5281 8855
gvigil@notaria247df.com

NOTARIA 247
GUILLERMO A. VIGIL CHAPA

GUILLERMO AARÓN VIGIL CHAPA ESTADOS UNIDOS MEXICANOS NOTARIA 247 DISTRITO FEDERAL, MÉXICO

50173 RPPyC 08-JUL-16 14:03:48 Subnum:0 Año: 2016 COMERCIO B Documentos: 1 Pago:
RPPyC

LIBRO DOSCIENTOS OCHENTA Y SIETE.——————————————EPP/IGA/JTMG.

INSTRUMENTO QUINCE MIL CUATROCIENTOS VEINTIUNO.——————————

CIUDAD DE MÉXICO, a dos de junio del año dos mil dieciséis.——————————

GUILLERMO AARÓN VIGIL CHAPA, Titular de la Notaría Número Doscientos Cuarenta y Siete, hago constar la formalización de: ——————————

A).- El **NOMBRAMIENTO DE GERENTE ADMINISTRADOR**; ——————————

B).- El **NOMBRAMIENTO DE COMISARIO**; y ——————————

C).- La **REVOCACIÓN Y OTORGAMIENTO DE PODERES** que resultan de la protocolización de un Acta de Asamblea General de Socios de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, que realizo a solicitud del Licenciado Alberto Mauricio Vázquez Sánchez, al tenor de los siguientes antecedentes y cláusulas: ——————————

№ 33390

——————————**ANTECEDENTES**:——————————

I.- Por escritura número cuarenta y dos mil ciento catorce, de fecha nueve de noviembre de mil novecientos noventa y cuatro, ante el Licenciado Javier del Valle Palazuelos, Titular de la Número Sesenta y Uno del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y de Comercio de Agua Prieta, Estado de Sonora, el día veintiuno de diciembre de mil novecientos noventa y cuatro, bajo el número ciento veintinueve, de la Sección Comercio, volumen dos, libro primero, se constituyó "MINERA DE CORDILLERAS", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con domicilio en Agua Prieta, Estado de Sonora, duración de noventa y nueve años, capital social mínimo fijo de CINCUENTA MIL NUEVOS PESOS, Moneda Nacional (actualmente CINCUENTA MIL PESOS, Moneda Nacional), y máximo ilimitado; cláusula de admisión de extranjeros y con el objeto que en dicho instrumento se especificó.——————

II.- Por escritura número quinientos treinta y uno, de fecha catorce de diciembre de mil novecientos noventa y cuatro, ante el Licenciado José Luis Villavicencio Castañeda, Titular de la Notaría Número Doscientos Dieciocho del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y de Comercio de Agua Prieta, Estado de Sonora, el día veinticuatro de diciembre de mil novecientos noventa y cuatro, bajo el número ciento treinta, de la Sección Comercio, volumen dos, del libro uno, se hizo constar la protocolización de un Acta de Asamblea General Extraordinaria y Ordinaria de Accionistas de "MINERA DE CORDILLERAS", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha veintiuno de noviembre de mil novecientos noventa y cuatro, en la que entre otros acuerdos se tomó el de transformar la sociedad en una SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE.——————

III.- Por escritura número cuatro mil doscientos sesenta y seis, de fecha veintiuno de enero de mil novecientos noventa y siete, ante el mismo Notario que la anterior, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y del Comercio de Zacatecas, Estado del mismo nombre, el día doce de febrero de mil novecientos noventa y siete, bajo el número nueve, folios treinta y seis guión cuarenta, del Volumen ciento veinticuatro Comercio, Sección Sexta, se hizo constar la protocolización parcial de un Acta de Asamblea General Extraordinaria de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha diez de septiembre de mil novecientos noventa y seis, en la que entre otros acuerdos se tomó el de cambiar el domicilio de la Sociedad de la Ciudad de Agua Prieta, Estado de Sonora, a la Ciudad de Zacatecas, Estado del mismo nombre, reformándose al efecto la cláusula tercera de los estatutos sociales.——————

Asimismo en la mencionada acta de Asamblea se tomó el acuerdo de reformar las cláusulas cuarta, novena, décima primera y vigésima cuarta de los estatutos sociales; así como el de aumentar el capital variable de la sociedad en la cantidad de QUINIENTOS CUATRO PESOS, Moneda Nacional.——————

IV.- Por escritura número cinco mil cuatrocientos noventa y seis, de fecha veinticuatro de octubre de mil novecientos noventa y siete, ante el mismo Notario que las anteriores, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad de

- 2 - 15,421

Zacatecas, Estado del mismo nombre, el día cuatro de noviembre de mil novecientos noventa y siete, bajo el número veintidós a folios treinta y cuatro guión cuarenta y seis, del volumen ciento veintinueve Comercio, Sección Sexta, libro primero, se hizo constar la protocolización de un Acta de Asamblea de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha veintidós de septiembre de mil novecientos noventa y siete, en la que entre otros acuerdos se tomó el de reformar las cláusulas novena y vigésima cuarta de los estatutos sociales. ——————

V.- Por instrumento número veintidós mil treinta y seis, de fecha nueve de noviembre del año dos mil cinco, ante el Licenciado Heriberto Castillo Villanueva, Titular de la Notaría Número Sesenta y Nueve del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil número trescientos cuarenta y cuatro mil doscientos sesenta y cuatro, se hizo constar la protocolización parcial de un Acta de Asamblea de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha diecisiete de octubre del año dos mil cinco, en la que entre otros acuerdos se tomó el de cambiar el domicilio de la Sociedad de la Ciudad de Zacatecas, Estado del mismo nombre, a la Ciudad de México, Distrito Federal, reformándose al efecto la cláusula tercera de los estatutos sociales. ——————

VI.- Por instrumento número veintidós mil sesenta y dos, de fecha dieciséis de noviembre del año dos mil cinco, ante el mismo Notario que el anterior, se hizo constar la compulsa de los estatutos sociales de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, y del primer testimonio de dicho instrumento, en su parte conducente, copio lo que es del tenor literal siguiente: ——————

"... —————— *CLÁUSULA* ——————

ÚNICA.- El Licenciado Alberto Mauricio Vázquez Sánchez, me solicita que compulse los estatutos de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, los cuales en la actualidad son los siguientes: ——————

—————— *ESTATUTOS SOCIALES* ——————

—————— *DENOMINACION* ——————

PRIMERA.- La denominación de la Sociedad será "MINERA DE CORDILLERAS", la cual deberá ir siempre seguida de las palabras "SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE" o de su abreviatura, "S. de R.L. de C.V.". ——————

... —————— *DOMICILIO* ——————

TERCERA. El domicilio de la sociedad es la Ciudad de México, Distrito Federal, pudiendo establecer oficinas, agencias y sucursales en cualquier lugar de los Estados Unidos Mexicanos, o del extranjero y someterse a domicilios convencionales con propósitos determinados, sin que por ello se entienda cambiado el domicilio social. ——————

—————— *DURACION* ——————

CUARTA.- Con sujeción a las disposiciones de la Cláusula Vigésima Cuarta de los Estatutos Sociales, la duración de la Sociedad será de NOVENTA Y NUEVE AÑOS, contados a partir de la fecha de firma de la escritura constitutiva. ——————

—————— *EXTRANJERIA* ——————

QUINTA.- "Todo extranjero que en el acto de la constitución o en cualquier tiempo ulterior, adquiriera un interés o participación social en la Sociedad, se considerará por ese simple hecho como mexicano respecto de uno y otra, y se entenderá que conviene en no invocar la protección de su Gobierno bajo la pena, en caso de faltar a su convenio, de perder dicho interés o participación en beneficio de la Nación Mexicana. ——————

—————— *CAPITAL* ——————

SEXTA.- El capital de la Sociedad será variable. El capital mínimo será la cantidad de N$50,000.00 (Cincuenta mil nuevos pesos 00/100) M.N. y la parte variable del capital social será ilimitada. ——————

El capital podrá ser adquirido por personas físicas mexicanas o entidades sociales, así como por personas físicas, corporaciones o entidades extranjeras. ——————

—————— *DERECHO DE VOTO* ——————

SEPTIMA.- Todo socio tendrá derecho a participar en las decisiones de las Asambleas, gozando de un voto por cada N$1.00 (Un nuevo peso 00/100) M.N. de su aportación. ——————

NOTARIA 247
GUILLERMO A. VIGIL CHAPA

-3- 15,421

...ASAMBLEAS

DECIMA SEGUNDA.- La Asamblea de Socios es el órgano supremo de la Sociedad.

Las Asambleas se reunirán previa convocatoria que se expida, en el domicilio social, por lo menos una vez al año, dentro de los cuatro meses siguientes a la clausura de cada ejercicio social.

Los socios pueden renunciar expresamente a la publicación de la convocatoria y ésta no será necesaria, si al momento de la votación, todos los socios están presentes o representados.

...CONVOCATORIA PARA ASAMBLEAS

DECIMA CUARTA.- El Gerente Administrador de la Sociedad convocará para la celebración de Asambleas de Socios y, en su defecto, las convocatorias podrán ser hechas por el Comité de Vigilancia y a falta u omisión de éste, por los socios que representen más de una tercera parte del capital social pagado.

CELEBRACION DE LAS ASAMBLEAS

DECIMA QUINTA.- Las Asambleas serán presididas por el Gerente Administrador, o en su defecto, por la persona que sea designada por la Asamblea. Actuará como Secretario de la Asamblea el Secretario de la Sociedad y, en ausencia de éste, la persona que sea designada por la Asamblea. El Presidente designará a uno de los socios o su representante, para que asista como escrutador a la Asamblea.

Las actas de las Asambleas de Socios serán transcritas en un libro de actas que al efecto llevará la Sociedad. Las actas deberán ser firmadas, al menos por las personas que actúen como Presidente, Secretario y como escrutador.

En el caso de que las Asambleas de socios se celebren por medio de correo certificado o fax, un acta suscrita por el Presidente y por el Secretario de la Sociedad, de la que se desprenda la propuesta hecha a los socios y la forma en que éstos emitieron su voto, deberá ser transcrita en el libro de actas respectivo. Toda la correspondencia y faxes relacionados con lo anterior se archivará en un expediente que será conservado por el Secretario de la Sociedad.

QUORUM

DECIMA SEXTA.- La Asamblea de socios se podrá celebrar en virtud de primera convocatoria, si se encuentra presente o representado al menos el 75% (Setenta y cinco por ciento) del capital social y sus resoluciones se tomarán por el voto de los socios que representen, por lo menos el 50% (Cincuenta por ciento) del capital social. En caso de segunda o ulterior convocatoria, la Asamblea de socios tomará sus resoluciones con el voto de los Socios presentes o representados, sin considerar el número de participaciones representadas.

Tendrán derecho a asistir y participar en la Asamblea, los Socios inscritos en el Libro Especial que para tal efecto lleve la Sociedad, de conformidad con lo previsto por el Artículo 73 de la Ley General de Sociedades Mercantiles. El representante de un socio que asista a la Asamblea deberá presentar al Secretario de la Sociedad, al iniciarse ésta, ya sea un poder general o especial, o una simple carta poder firmada por el socio, otorgada ante dos testigos.

ADMINISTRACION

DECIMA SEPTIMA.- La Sociedad será administrada por un Gerente Administrador. El Gerente Administrador podrá ser socio o persona extraña a la Sociedad, y será designado por tiempo indeterminado. La Sociedad tendrá el derecho para revocar en cualquier tiempo el nombramiento del Gerente Administrador.

FACULTADES DEL GERENTE ADMINISTRADOR

DECIMA OCTAVA.- El Gerente Administrador gozará de los poderes y facultades que se mencionan a continuación, las cuales podrán ser ampliadas o restringidas en el momento de su designación:

a) Poder general para pleitos y cobranzas, con todas las facultades generales incluyendo aquellas que requieran cláusula especial conforme a la Ley, en los términos del primer párrafo del artículo 2,554 del Código Civil para el Distrito Federal y sus artículos correlativos de los Códigos Civiles de cada uno de los Estados de la República Mexicana, inclusive la facultad

- 4 - 15,421

para ejercitar las gestiones que se determinan en el Artículo 2,587 del citado ordenamiento relativas a transigir, comprometer en árbitros, articular y absolver posiciones, para interponer y desistirse de toda clase de recursos inclusive del juicio de amparo, para hacer cesión de bienes, para recusar, para recibir pagos, para presentar o promover quejas, denuncias, investigaciones o querellas penales y desistirse de ellas, para constituirse en coadyuvante del Ministerio Público y para otorgar en los casos que proceda el perdón correspondiente, pudiendo ejercitar las anteriores facultades ante toda clase de particulares o autoridades, ya sean éstas fiscales, administrativas, judiciales o del trabajo, municipales, locales o federales. Asimismo gozará de las facultades que señala el Artículo 2,582 del multicitado ordenamiento. ——————

b) Poder general para actos de administración y para actos de dominio, con todas las facultades generales incluyendo aquellas que requieran cláusula especial conforme a la Ley, en los términos del segundo y tercer párrafo del artículo 2,554 del Código Civil para el Distrito Federal y sus artículos correlativos de los Códigos Civiles de cada uno de los Estados de la República Mexicana. ——————

c) Poder especial, pero tan amplio como en derecho sea necesario, para abrir, manejar y cancelar cuentas bancarias y cualesquiera otras cuentas de la Sociedad, otorgándosele exclusivamente para los efectos indicados, un poder especial para suscribir títulos de crédito, en los términos de lo dispuesto por el Artículo 9o. de la Ley General de Títulos y Operaciones de Crédito. - ——————

d) Poder general para suscribir títulos de crédito, con facultades para suscribir, endosar y, en general negociar con toda clase de títulos de crédito en los términos del Artículo 9o. de la Ley General de Títulos y Operaciones de Crédito. ——————

e) Poder especial, pero tan amplio como en derecho se requiera, para presentar y tramitar ante las autoridades competentes, toda clase de solicitudes de concesión minera y derechos derivados de éstas, con facultades para firmar todos los escritos, promociones, solicitudes, demandas, incluyendo demandas de amparo, oposiciones, defensas y alegatos relativos a las solicitudes de concesión minera de la Sociedad y derechos derivados de éstas. ——————

f) Poder general para actos de administración en materia laboral, con todas las facultades generales y aún las especiales que conforme a la Ley requieran poder o cláusula especial, en los términos de los dos primeros párrafos de los Artículos 2554 y 2574 del Código Civil para el Distrito Federal y los correlativos de las demás entidades federativas en donde se ejercite el mandato; con facultades para firmar, denunciar, querellas y acusaciones penales, constituirse en coadyuvante del Ministerio Público en los términos de los Artículos 108 y 120 del Código Federal del Procedimientos Penales, podrá otorgar el perdón a que se refiere el Artículo 93 del Código Penal; podrá recibir pagos, podrá intentar toda clase de recursos, juicios, procedimientos, ya sean civiles, mercantiles, penales, administrativos, laborales e incluso el amparo y desistirse de unos y otros, podrá representar a la Sociedad ante toda clase de tribunales de cualquier fuero y ejercitar toda clase de acciones, excepciones, defensas y reconvenciones, comprometerse en árbitros y arbitradores. ——————

Asimismo, se delega en favor del Gerente Administrador, la representación legal de la Sociedad conforme y para los efectos de los Artículos 11, 46, 47, 134 fracción III, 523, 692 fracciones I, II y III, 686, 787, 874, 876, 878, 880, 883 y 884 de la Ley Federal del Trabajo, vigente a partir del 1o. de mayo de 1980. Asimismo se delega en favor de dicha persona la representación patronal, en los términos del Artículo 11 de la Ley Federal del Trabajo. ——————

El poder que se otorga, la representación legal que se delega y la representación patronal que se confiere, la ejercitará el Gerente Administrador con las siguientes facultades, que se enumeran en forma enunciativa y no limitativa: ——————

El Gerente Administrador, podrá actuar ante o frente al o a los sindicatos con los cuales existen celebrados contratos colectivos de trabajo y para todos los efectos de conflictos individuales; en general para todos los asuntos obrero-patronales y para ejercitarse ante cualesquiera de las autoridades del trabajo y servicios sociales a que se refiere el Artículo 523 de la Ley Federal del Trabajo; podrá asimismo comparece ante las Juntas de Conciliación y Arbitraje, ya sean Locales o Federales; en consecuencia llevará la representación patronal para efectos de los Artículos 11, 46 y 47 y también la representación legal de la Empresa, para los efectos de acreditar la personalidad y la capacidad en juicio o fuera de ellos, en los términos del Artículo 692 fracciones II y III; podrá comparecer al desahogo de la prueba confesional en los términos de los Artículos 787 y 788 de la Ley Federal del Trabajo, con facultades para articular y absolver posiciones, desahogar la prueba confesional en todas sus partes; podrá señalar domicilios para recibir notificaciones en los términos de los Artículos 875, 876 fracciones I y IV, 877, 878, 879 y 880; también podrán acudir a la audiencia de desahogo de pruebas, en los términos de los Artículos 873 y 874; asimismo, se confieren facultades para proponer arreglos conciliatorios, celebrar transacciones, para tomar toda clase de

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decisiones, para negociar y suscribir convenios laborales; al mismo tiempo podrá actuar como representante de la Sociedad en calidad de administrador, respecto y para toda clase de juicios o procedimientos de trabajo que se tramiten ante cualesquiera autoridades; al mismo tiempo, podrá realizar tactos de celebración de contratos de trabajo y rescindirlos, para lo cual gozará de las facultades mencionadas en el primer párrafo. ——————

El Gerente Administrador, no podrá sustituir en forma total o parcial sus facultades, sin la previa aprobación de la Asamblea de Socios. ——————

——————SECRETARIO Y PRO-SECRETARIO——————

DECIMA NOVENA.- La Asamblea de Socios o el Gerente Administrador podrán designar al Secretario y al Pro-Secretario de la Sociedad. El Secretario y el Pro-Secretario de la Sociedad podrán ser removidos en cualquier tiempo por la Asamblea de Socios o por el Gerente Administrador. ——————

El Secretario de la Sociedad o, en su ausencia, el Pro-Secretario, preparará las actas de Asambleas de Socios. Igualmente, el Secretario, y en su ausencia el Pro-Secretario, conservarán los libros de actas y registros de socios de la sociedad. Igualmente, autorizarán las copias certificadas o extractos de actas y demás documentos de la Sociedad y llevarán el archivo y correspondencia relacionada con los asuntos antes mencionados. ——————

——————DURACION DEL CARGO——————

VIGESIMA.- El Gerente Administrador desempeñará su puesto hasta que su sucesor haya sido nombrado y tome posesión de su cargo. El Gerente Administrador puede ser reelecto. ——————

——————COMITÉ DE VIGILANCIA——————

VIGESIMA PRIMERA.- La vigilancia de las operaciones de la Sociedad estará a cargo de uno o más Comisarios, cada uno de los cuales podrán tener su respectivo suplente si así lo acuerda la Asamblea de Socios. Los Comisarios, podrán o no ser accionistas y durarán en su puesto indefinidamente. La Sociedad tendrá derecho a revocar el nombramiento de los Comisarios en cualquier tiempo..." ——————

VII.- Por instrumento número trescientos diecinueve, de fecha veintitrés de junio del año dos mil seis, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil número trescientos cuarenta y cuatro mil doscientos sesenta y cuatro, se hizo constar la protocolización parcial de un Acta de Asamblea General Extraordinaria de Accionistas de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha ocho de junio del año dos mil seis, en la que entre otros acuerdos se tomó el de reformar el objeto social de la sociedad y en consecuencia la cláusula segunda de los estatutos sociales y de dicho instrumento en su parte conducente copio lo que es del tenor literal siguiente: ——————

"...——————RESOLUCIONES——————

"1. Se reforma la Cláusula Segunda de los estatutos sociales de Minera de Cordilleras, S. de R.L. de C.V., para quedar como sigue: ——————

——————OBJETO——————

SEGUNDA.- El objeto de la sociedad es: ——————

a) La industria minero-metalúrgica en general y, por tanto, la realización de todo acto que sea necesario, consecuencia o se relacione con la misma. ——————

b) Adquirir por solicitud, cesión u otro medio, derechos para la exploración y explotación de lotes mineros o concesiones mineras de exploración y concesiones mineras de explotación, en términos de la legislación aplicable, y cualesquiera otros yacimientos y otros depósitos minerales, así como la exploración, explotación y aprovechamiento de substancias minerales, para la producción de metales, metaloides y minerales metálicos y no metálicos. ——————

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c) Comprar, vender y, en general, negociar en cualquier forma con metales, metaloides y minerales metálicos y no metálicos, así como con los productos derivados de los mismos, combustibles, minerales sólidos, residuos de plantas de beneficio, graseros, terreros, jales y, en general, toda substancia, cualquiera que sea su forma de presentación, necesaria para la operación de las plantas y realización de los fines señalados. ———

d) Adquirir, disponer por cualquier título, construir, instalar, operar y explotar para uso propio de la sociedad, toda clase de plantas de beneficio y metalúrgicas, para la preparación mecánica y el tratamiento minero-metalúrgico de cualquier tipo y elaboración, por cualquier método o sistema, de metales, minerales metálicos y no metálicos, incluyendo operaciones de fundición o de afinación, así como los productos o sub-productos derivados de los mismos, al igual que plantas para la producción de toda clase de ácidos, productos químicos y substancias, y la industrialización y comercio de materias primas obtenidas en las plantas mencionadas, ya sea por sí solas o con otras substancias adquiridas de terceros. ———

e) Adquisición, uso, aprovechamiento y disposición de caídas de agua y corrientes externas o subterráneas para usos mineros o industriales y para la generación de fuerza motriz para los servicios mineros, metalúrgicos e industriales, así como adquirir, construir, instalar y operar para uso propio de la sociedad toda clase de plantas para la generación de energía eléctrica, observando siempre las disposiciones legales aplicables. ———

f) Adquisición, uso, aprovechamiento y disposición de toda clase de medios de transporte, incluyendo ferrocarriles, barcos y aeroplanos para uso de la sociedad, cuando sean necesarios o convenientes para los fines sociales, observando en todo momento, las disposiciones legales aplicables. ———

g) Adquirir y disponer por cualquier título legal, de toda clase de bienes muebles e inmuebles, derechos reales y personales necesarios o convenientes para los fines señalados. ———

h) Adquirir y disponer por cualquier título de toda clase de acciones, participaciones y valores en otras sociedades o asociaciones, ya sean mercantiles o civiles, públicas o privadas, nacionales o extranjeras, así como adquirir, enajenar, gravar y emitir toda clase de títulos de crédito, efectos de comercio y demás. ———

i) Fabricar, formular, comprar, vender, poseer y disponer de toda clase de bienes, substancias, insumos, materias primas y artículos que sean necesarios o se requieran para la realización de sus objetos. ———

j) Adquisición por cualquier título, explotación, desarrollo, operación, administración, diseño, instalación y adaptación en todas las formas industriales y comerciales de maquinaria, equipo, utensilios, implementos, fábricas, plantas, instalaciones y negocios, observando las disposiciones en materia de inversiones extranjeras. ———

k) La representación de terceros como comisionista, agente, factor, mediador, distribuidor o en cualquier otra forma. ———

l) Adquisición por cualquier título, de derechos sobre patentes, modelos de utilidad, diseños industriales, marcas, marcas colectivas, avisos comerciales, nombres comerciales y derechos de autor, así como proporcionar y recibir toda clase de conocimientos técnicos, asistencia técnica, servicios técnicos, administrativos o de supervisión. ———

m) En general, la celebración de todos los contratos y la realización de todos los actos que directa o indirectamente se relacionen con su objeto, así como la emisión, aceptación, negociación, adquisición, endoso, cesión, gravamen, enajenación, subscripción y aval de títulos de crédito y efectos de comercio, incluyendo obligaciones en serie con o sin garantía real, en los términos de ley, así como responsabilizarse de obligaciones de terceros en forma onerosa o gratuita, constituyendo garantías reales o personales, así como prestar y pedir prestado dinero con o sin garantía, sin limitación alguna, y la adquisición de bienes inmuebles en la extensión requerida para llevar a cabo su objeto social, sujeto a las autorizaciones previas que se requieran, en su caso…". ———

VIII.- Por Asamblea General, de fecha veintinueve de diciembre del año dos mil ocho, los socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, tomaron el acuerdo de aumentar el capital social en la parte variable, en la cantidad de CIENTO VEINTITRÉS MILLONES QUINIENTOS CINCO MIL DOSCIENTOS PESOS, Moneda Nacional.———

En virtud de lo anterior, el capital social suscrito y pagado de la sociedad quedó en la cantidad total de CIENTO VEINTITRÉS MILLONES QUINIENTOS CINCUENTA Y CINCO MIL SETECIENTOS CUATRO PESOS, Moneda Nacional.———

IX.- Por Asamblea General, de fecha treinta y uno de diciembre del año dos mil trece, los socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, tomaron el acuerdo

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de aumentar el capital social en la parte variable, en la cantidad de TREINTA Y SIETE MILLONES DOCE MIL DOS PESOS, Moneda Nacional.

En virtud de lo anterior, el capital social suscrito y pagado de la sociedad quedó en la cantidad total de CIENTO SESENTA MILLONES QUINIENTOS SESENTA Y SIETE MIL SETECIENTOS SEIS PESOS, Moneda Nacional.

X.- Por Asamblea General, de fecha treinta y uno de diciembre del año dos mil catorce, los socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, tomaron el acuerdo de aumentar el capital social en la parte variable, en la cantidad de CIENTO TREINTA MILLONES TRESCIENTOS SESENTA Y SIETE MIL OCHOCIENTOS SIETE PESOS, Moneda Nacional.

En virtud de lo anterior, el capital social suscrito y pagado de la sociedad quedó en la cantidad total de DOSCIENTOS NOVENTA MILLONES NOVECIENTOS TREINTA Y CINCO MIL QUINIENTOS TRECE PESOS, Moneda Nacional.

XI.- Declara el Licenciado Alberto Mauricio Vázquez Sánchez, que los socios de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, celebraron una Asamblea General de la que se levantó el acta que es del tenor literal siguiente:

ASAMBLEA GENERAL ANUAL DE SOCIOS

29 DE ABRIL DE 2016

En la Ciudad de México, domicilio social de Minera de Cordilleras, S. de R.L. de C.V., siendo las 08:00 horas del día 29 de abril de 2016, se reunieron los Socios de la Sociedad: Apex Mining Partners Limited, representada por el señor Miguel García Fernández, y Compañía de Minerales de Zacatecas, S. de R.L. de C.V., representada por el señor Alberto Mauricio Vázquez Sánchez, según cartas poder que exhibieron y que se agregan al legajo de esta acta, con el fin de celebrar una Asamblea General Anual de Socios.

El señor Daniel LaVern Hale, encargado de la vigilancia de la Sociedad con funciones de Comisario, no se encontraba presente en virtud de compromisos adquiridos con anterioridad. Se encontraba presente el señor Juan Manuel Coronado Ávila como invitado especial para esta Asamblea.

Por designación de los presentes Presidió la Asamblea el señor Alberto Mauricio Vázquez Sánchez, y actuó como Secretario para esta Asamblea el señor Miguel García Fernández.

El Presidente para esta Asamblea designó como Escrutador al señor Juan Manuel Coronado Ávila, quien aceptó el cargo y, en el desempeño del mismo, preparó la lista de asistencia que firmada por los representantes de los Socios presentes se agrega al legajo de esta acta, de la que se desprende que se encontraba legalmente representada la totalidad de las Partes Sociales que integran el capital social de Minera de Cordilleras, S. de R.L. de C.V., y que fueron votadas como a continuación se indica:

SOCIOS	*PARTES SOCIALES*	*VALOR CAPITAL FIJO*	*CAPITAL VARIABLE*
Apex Mining Partners Limited Representada por Miguel García Fernández	*1*	*$2.00*	*$504.00*
Compañía de Minerales de Zacatecas, S. de R.L. de C.V.	*1*	*$49,998.00*	*$290,885,009.00*

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RFC: MZA960322CD6

Representada por Alberto Mauricio

Vázquez Sánchez

Subtotales: $50,000.00 $290,885,513.00

Totales: 2 $290,935,513.00

En virtud de encontrarse representada la totalidad de las Partes Sociales que integran el capital social de Minera de Cordilleras, S. de R.L. de C.V., el Presidente de la Asamblea declaró legalmente instalada la Asamblea sin necesidad de publicación previa de la convocatoria respectiva, y pidió al Secretario diese lectura al siguiente:

ORDEN DEL DÍA

I. Discusión y, en su caso, aprobación del informe del Gerente Administrador sobre las operaciones de la Sociedad durante el ejercicio social terminado el 31 de diciembre de 2015, incluyendo Estados Financieros, Balance General, políticas y criterios contables y de información seguidos en la preparación de la información financiera.

II. Discusión y, en su caso, reelección del Gerente Administrador de la Sociedad.

III. Discusión y, en su caso, nombramiento del encargado de la vigilancia de la Sociedad con funciones de Comisario.

IV. Determinación de emolumentos para el Gerente Administrador y el encargado de la vigilancia de la Sociedad con funciones de Comisario.

V. Discusión y, en su caso, revocación y otorgamiento de poderes de la Sociedad.

VI. Cualquier otro asunto directamente relacionado con los anteriores.

Leído que fue el Orden del Día, se procedió a su desahogo como sigue:

PUNTO UNO. En relación con el primer punto del Orden del Día, el Presidente comentó a la Asamblea que, según informes recibidos de los principales funcionarios de los Socios de Minera de Cordilleras, S. de R.L. de C.V., todos ellos conocen en forma detallada la situación de la Empresa y el contenido del informe del Gerente Administrador respecto de las operaciones llevadas a cabo por la Sociedad durante el ejercicio social terminado el 31 de diciembre de 2015, mismo informe que en su oportunidad hizo referencia a las principales políticas y criterios contables y de información aplicados a las operaciones de la Sociedad.

Asimismo indicó que según ha sido confirmado, también conocen los Estados Financieros y el Balance General correspondientes al ejercicio social terminado el 31 de diciembre de 2015, mismos que muestran el estado de resultados, el estado de posición financiera, el estado de cambios en la situación financiera y el estado de variaciones en el capital contable de la Sociedad, por el reflejado ejercicio.

Acto seguido, el Presidente de la Asamblea comentó que, según le ha sido manifestado, los principales funcionarios de los Socios de la Empresa frecuentemente verifican los registros contables y siempre se les informa respecto de la veracidad, suficiencia y razonabilidad de la información contable y financiera de la Sociedad y se les han mostrado los registros respectivos, por todo lo cual se consideran suficientemente informados de la situación contable y financiera de la Sociedad y están conformes con la misma, por haberse apegado a las políticas que ellos mismos han dictado.

Finalmente, el Presidente de la Asamblea manifestó que, según informes de los principales funcionarios de los Socios de la Sociedad, es la intención de tales Socios continuar brindando todo el apoyo necesario a la Empresa para que ésta continúe con sus operaciones.

Discutido lo anterior, por unanimidad de votos de la Asamblea, se adoptaron las siguientes:

RESOLUCIONES

"1. Se toma nota de los Estados Financieros y Balance General de Minera de Cordilleras, S. de R.L. de C.V., correspondientes al ejercicio social terminado el 31 de diciembre de 2015.

2. Se aprueba el informe presentado por el Gerente Administrador a los Socios de la Empresa, respecto de las operaciones realizadas por Minera de Cordilleras, S. de R.L. de C.V. durante el ejercicio social terminado el 31 de diciembre de 2015; se agradecen y ratifican todos y cada uno de los actos llevados a cabo por el Gerente Administrador en el desempeño de su cargo.

3. Se toma nota que los Socios de Minera de Cordilleras, S. de R.L. de C.V. han manifestado su intención de continuar soportando a la Empresa en todo momento y en la extensión que se requiera, para que ésta continúe con sus operaciones."

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PUNTO DOS. En desahogo del segundo punto del Orden del Día, el Presidente de la Asamblea informó a los presentes que, de acuerdo con las instrucciones que se han recibido de los Socios de la Empresa, se propone la reelección del señor Warren Michael Rehn como Gerente Administrador de la Sociedad, para que continúe desempeñando esa función hasta que su sucesor sea electo y tome posesión de dicho cargo.

Discutido lo anterior, la Asamblea por unanimidad de votos adoptó la siguiente:

RESOLUCIÓN

"ÚNICA. Se reelige al señor Warren Michael Rehn como Gerente Administrador de Minera de Cordilleras, S. de R.L. de C.V.; la anterior reelección se tuvo por aceptada en virtud de noticias recibidas al efecto."

PUNTO TRES. En atención al tercer punto del Orden del Día, el Presidente informó a la Asamblea haber recibido noticias respecto de la renuncia presentada por el señor Daniel LaVern Hale como la persona encargada de la vigilancia de la Sociedad con funciones de Comisario de Minera de Cordilleras, S. de R.L. de C.V.

Acto seguido, el presidente hizo del conocimiento de los presentes que también ha recibido instrucciones de los Socios de la Empresa, en el sentido de proponer la designación del señor Jonathan Bartlett Calley como la persona encargada de la vigilancia de la Sociedad con funciones de Comisario, por lo cual se sometió dicho nombramiento a la consideración de ésta Asamblea.

Discutido lo anterior, por unanimidad de votos de la Asamblea, se adoptaron las siguientes:

RESOLUCIONES

"1. Se acepta la renuncia presentada por el señor Daniel LaVern Hale como la persona encargada de la vigilancia de la Sociedad con funciones de Comisario de Minera de Cordilleras, S. de R.L. de C.V.; se agradecen y ratifican todos y cada uno de los actos realizados en el fiel desempeño de su cargo.

2. Se designa al señor Jonathan Bartlett Calley como la persona encargada de la vigilancia de la Sociedad con funciones de Comisario de Minera de Cordilleras, S. de R.L. de C.V.; el nombramiento antes citado se tuvo por aceptado en virtud de noticias recibidas al efecto, liberándolo de otorgar la caución estatutaria correspondiente, para garantizar el fiel desempeño de su cargo."

PUNTO CUATRO. En lo relativo al cuarto punto del Orden del Día, el Presidente manifestó a la Asamblea haber recibido noticias en el sentido de que, tanto el Gerente Administrador, como la persona encargada de la vigilancia de la Sociedad con funciones de Comisario de Minera de Cordilleras, S. de R.L. de C.V., han renunciado a percibir emolumentos o remuneración alguna por el desempeño de sus respectivos cargos.

Discutido lo anterior, la Asamblea por unanimidad de votos adoptó la siguiente:

RESOLUCIÓN

"ÚNICA. Se agradece y acepta la renuncia del Gerente Administrador y de la persona encargada de la vigilancia de la Sociedad con funciones de Comisario de Minera de Cordilleras, S. de R.L. de C.V., a percibir remuneración alguna por el desempeño de sus respectivos cargos."

PUNTO CINCO. En relación con el quinto punto del Orden del Día, el Presidente informó a la Asamblea haber recibido instrucciones, en el sentido de revocar los poderes otorgados a favor de la señorita Gabriela Sierra Cuevas y otorgar poderes a favor de los señores Jorge Emilio García Nava, Erika Paola Muñoz Morales, César Delfino Cruz Galván, Laura Patricia Moya Rodríguez, Mauricio Heiras Garibay y Juan Manuel Coronado Ávila.

Discutido lo anterior, por unanimidad de votos de la Asamblea, se adoptaron las siguientes:

RESOLUCIONES

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"1. Se revoca el poder general otorgado por Minera de Cordilleras, S. de R.L. de C.V., a favor de la señorita Gabriela Sierra Cuevas, mismo que consta en el instrumento número 7,716 de fecha 21 de diciembre de 2011, otorgado ante el licenciado Guillermo Aarón Vigil Chapa, titular de la Notaría 247 del Distrito Federal. ---

2. Se revoca el poder general otorgado por Minera de Cordilleras, S. de R.L. de C.V., a favor del señor Jorge Emilio García Nava, mismo que consta en el instrumento número 10,931 de fecha 9 de diciembre de 2013, otorgado ante el licenciado Guillermo Aarón Vigil Chapa, titular de la Notaría 247 del Distrito Federal. ---

3. Para efectos de la revocación del poder descrito en el punto resolutivo 2 anterior, respecto del señor Jorge Emilio García Nava, a quien se otorgan nuevos poderes de Minera de Cordilleras, S. de R.L. de C.V., dicha revocación surtirá plenos efectos a partir de la fecha en que los nuevos poderes queden inscritos en el Registro Público de Comercio del domicilio social de la Sociedad. ---

4. Se otorga al señor Jorge Emilio García Nava, poder general de Minera de Cordilleras, S. de R.L. de C.V., para que lo ejercite con las siguientes facultades: ---

I. Para pleitos y cobranzas, en los términos del primer párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, con todas las facultades generales y aún las que requieran conforme a la ley cláusula especial, en los términos del artículo dos mil quinientos ochenta y siete del Código Civil para el Distrito Federal, y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, que de una manera enunciativa pero no limitativa incluye las siguientes: para desistirse, aún del juicio de amparo; para transigir; para comprometer en árbitros; para absolver y articular posiciones; para recusar; para recibir pagos; para reconocer documentos; para presentar denuncias y querellas penales; para constituirse en coadyuvante del Ministerio Público y otorgar el perdón del ofendido en los casos que proceda y para ejecutar todos los otros actos expresamente determinados por la ley, entre los que se incluyen representar a la sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo, ya sean federales, estatales o municipales, con la limitación de que el apoderado no podrá hacer cesión de bienes o derechos de la sociedad, y además esta facultad se le confiere para ejercitarla únicamente en asuntos en materia fiscal y administrativa.

II. Para actos de administración en los términos del segundo párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos. ---

En el ejercicio del poder conferido, el apoderado tendrá las facultades que de manera enunciativa más no limitativa a continuación se mencionan: podrá comparecer ante la Secretaría de Finanzas de los Estados de Coahuila y Durango para tramitar altas y bajas de placas de vehículos, realizar trámites vehiculares de cambio de propietario y permisos especiales; podrá celebrar contratos con TELCEL (Radiomóvil Dipsa S.A. de C.V.), MOVISTAR (Pegaso PCS, S.A. de C.V.), NEXTEL (Comunicaciones Nextel de México, S.A. de C.V.), TELMEX (Teléfonos de México, S.A.B. de C.V.) o cualquier otra compañía de prestación de servicios de telefonía móvil o fija, así como con la CFE (Comisión Federal de Electricidad); asimismo, el apoderado tendrá la facultad para dar por terminados o rescindidos cualesquiera de dichos contratos. ---

III. Para actos de administración en materia fiscal con facultades para efectuar toda clase de trámites ante el Servicio de Administración Tributaria, Administración Local de Recaudación; de Auditoria y Jurídica y cualquiera de sus sub-administraciones, departamentos y oficinas así como Secretarías de Finanzas de todas las entidades federativas del país, y en general ante toda clase de autoridades hacendarias competentes de la Federación, del Estado o de Municipios, con el objeto de que aporte, solicite y reciba todo tipo de información; tramite y obtenga el alta al padrón de contribuyentes; la cédula de identificación fiscal, la clave SIEC (contraseña) y la firma electrónica; presente declaraciones de impuestos con la periodicidad que ordenen las leyes y reglamentos; presente declaraciones complementarias, informativas, modificatorias, aclaratorias, cambio de domicilio fiscal; efectúe los pagos provisionales o definitivos y en su caso tramite y obtenga la devolución del impuesto al valor agregado que resulte a favor de la sociedad poderdante; firme y reciba toda clase de documentación necesaria para realizar dichos propósitos y en general realice todo tipo de gestiones, consultas, revisiones, aportaciones, devoluciones y compensaciones de contribuciones, tramite bajas al padrón de contribuyentes y suspensión de actividades, así como para que efectúe toda clase de trámites administrativos relacionados con los impuestos, contribuciones y derechos, ya sean federales, estatales o municipales. El presente poder autoriza al mandatario para que en nombre y

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representación de la mandante reciba toda clase de notificaciones en los términos del Artículo 19 del Código Fiscal de la Federación con todos sus efectos consiguientes.

IV. Para actuar como representante legal de la sociedad en asuntos en materia minera, con las siguientes facultades:

1.- Para hacer denuncios mineros, presentar solicitudes de concesión minera y continuar la tramitación de las mismas hasta obtener la expedición de los títulos correspondientes.

2. Para celebrar contratos que tengan por objeto adquirir, sea por cesión o por cualquier otro medio legal, derechos derivados de concesiones mineras, lo que incluye de manera enunciativa más no limitativa, celebrar contratos de exploración, de explotación, de promesa de cesión de derechos y de cesión de derechos a favor de la empresa, así como para dar por terminados o rescindidos cualesquiera de dichos contratos en que sea parte la empresa.

3. Para solicitar la reducción, división e identificación de superficies de lotes amparados por solicitudes de concesión o por concesiones mineras, y para solicitar la unificación de superficies con las de otras concesiones colindantes o la fusión de terrenos o corrección de éstos.

4. Para agrupar dos o más concesiones mineras, para efectos de comprobar obras y trabajos de exploración o de explotación, y para rendir toda clase de informes estadísticos, técnicos y contables o de cualquier otra naturaleza.

5. Para solicitar correcciones administrativas o duplicados de los títulos que amparen concesiones mineras cuyo titular sea la sociedad.

6. Para obtener prórroga de concesiones mineras respecto de las cuales sea titular la sociedad por igual término de vigencia, de acuerdo con lo previsto en la Ley Minera y en su Reglamento.

7. Para promover procedimientos de oposición minera o equivalentes, en los términos de la Ley Minera y de su Reglamento.

8. Para promover y hacer valer recursos administrativos en los términos de la Ley Federal de Procedimiento Administrativo, de la Ley Minera y su Reglamento, y de cualesquiera otras leyes de los Estados Unidos Mexicanos que resulten aplicables.

9. Para negociar con los propietarios o poseedores de terrenos donde se ubiquen concesiones mineras cuyo titular sea la sociedad, contratos y convenios en términos de las disposiciones legales aplicables en materia agraria y/o minera, sean estos terrenos de propiedad ejidal, comunal, particular o de cualquier otra naturaleza.

10. En general, para realizar toda clase de gestiones y presentar toda clase de promociones o escritos, así como para solicitar toda clase de autorizaciones, permisos y demás, que sean procedentes conforme a la Ley Minera y su Reglamento, para el mejor uso de las solicitudes en trámite y concesiones mineras, así como para su preparación y defensa.

V. Para celebrar toda clase de actos jurídicos relacionados con operaciones activas ante las instituciones de crédito del país, tales como instituciones de banca múltiple, de banca de desarrollo, filiales de instituciones financieras del exterior, organizaciones auxiliares nacionales de crédito, las instituciones nacionales de seguros y fianzas y los fideicomisos. Estas operaciones activas serán las que en forma enunciativa, más no limitativamente se mencionan a continuación: celebrar contratos que permitan abrir y cerrar cuentas bancarias a nombre de la sociedad, girar a cargo de ellas y designar a las personas que también habrán de girar en contra de ellas; abrir cuentas de ahorro, de cheques, inversiones y otras similares con los fondos de la sociedad, procurando siempre obtener los mayores rendimientos. Así como también para suscribir, endosar, avalar o transmitir títulos de crédito de conformidad con lo dispuesto por el artículo noveno de la Ley General de Títulos y Operaciones de Crédito, cuyo importe de la operación no exceda de la cantidad de $25,000.00 dls (Veinticinco mil dólares moneda de curso legal en los Estados Unidos de América 00/100). Dentro de la presente facultad no se incluye la posibilidad de que el apoderado adquiera pasivos, créditos o adeudos a nombre de la sociedad. La facultad aquí otorgada, referente a la celebración de operaciones activas ante las Instituciones de Crédito, la podrá ejercer el apoderado, siempre y cuando lo haga en forma mancomunada con cualesquier otro apoderado que tenga esta misma facultad.

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VI. Para actos de dominio, limitado exclusivamente para celebrar toda clase de actos jurídicos que tengan por objeto la compra de insumos, cuyo importe de la operación no exceda de la cantidad de $25,000.00 dls (Veinticinco mil dólares moneda de curso legal en los Estados Unidos de América 00/100) o su equivalente en moneda nacional. ——————

VII. Para actos de dominio, limitado exclusivamente para celebrar toda clase de actos jurídicos que tengan por objeto la venta de cualquier tipo de concentrados o doré, cuyo importe de la operación no exceda de la cantidad de $25,000.00 dls (Veinticinco mil dólares moneda de curso legal en los Estados Unidos de América 00/100).——————

VIII. Para actos de administración limitados a toda clase de gestiones y trámites ante la Secretaría de la Defensa Nacional (SEDENA), y ante la Secretaría de Comunicaciones y Transportes (SCT), incluyendo comandancias militares y trámites ante autoridades municipales y estatales en la República Mexicana. ——————

El apoderado tendrá facultades para actos de administración para que en nombre y representación de la Sociedad poderdante, comparezca ante cualquier oficina de la Secretaría de la Defensa Nacional (SEDENA) y/o ante la Dirección General del Registro Federal de Armas de Fuego y Control de Explosivos, para gestionar y realizar todo tipo de trámites que se requieran, hacer las manifestaciones necesarias para la obtención de permiso para la compra, almacenamiento y consumo de material explosivo en la Industria de la Minería, así como para la supervisión y cumplimiento de obligaciones relacionadas con dicho permiso, con el propósito de que la poderdante se encuentre en posibilidades de cumplir con su objeto social. Asimismo, el apoderado tendrá facultades para solicitar la autorización de nuevos polvorines y para dar de baja cualesquiera de ellos. ——————

En el ejercicio de sus facultades, el apoderado podrá actuar como representante legal de la Sociedad poderdante para atender visitas de inspección o verificación, asimismo, podrá promover y hacer valer recursos administrativos, y en general, podrá realizar toda clase de gestiones y presentar toda clase de promociones o escritos que sean procedentes ante las autoridades competentes. ——————

El apoderado rendirá justas y oportunas cuentas a su poderdante, respecto del resultado de sus gestiones, actuando siempre en defensa y a favor de los intereses de la misma.——————

IX. Para que en nombre y representación de la sociedad, el apoderado acuda ante las autoridades administrativas, ya sean locales o federales que se requiera, con la representación patronal en los términos de los artículos once, cuarenta y seis, cuarenta y siete, ciento treinta y dos, seiscientos noventa y dos fracciones I (uno romano), II (dos romano) y III (tres romano), ochocientos setenta y seis fracciones I (uno romano), II (dos romano) y III (tres romano), ochocientos setenta y ocho, ochocientos ochenta, ochocientos ochenta y tres y ochocientos ochenta y cuatro de la Ley Federal del Trabajo vigente, pudiendo actuar ante o frente al o los sindicatos con los cuales existan contratos colectivos de trabajo; y para actuar ante o frente a los trabajadores o empleados personalmente considerados, y para todos los efectos en el caso de conflictos individuales; en general, para todos los asuntos obrero-patronales y para ejercitar este poder ante cualesquiera autoridades del trabajo y servicios sociales a que se refiere el artículo quinientos veintitrés de la Ley Federal del Trabajo; asimismo, podrá comparecer ante Juntas de Conciliación y Arbitraje, sean locales o federales. En consecuencia, tendrá la representación legal de la sociedad para los efectos de acreditar la personalidad y la capacidad legal en juicio o fuera de ellos, en los términos del artículo seiscientos noventa y dos fracciones I (uno romano) y III (tres romano) de dicha ley; podrá comparecer al desahogo de la prueba confesional en los términos de los artículos setecientos ochenta y seis, setecientos ochenta y siete y setecientos ochenta y ocho de la Ley Federal del Trabajo, con facultades para articular y absolver posiciones, y para desahogar la prueba confesional en todas sus partes; podrá señalar domicilios para recibir notificaciones en los términos del artículo 866 de la ley citada; podrá comparecer con la representación legal de la empresa a la audiencia a que se refieren los artículos ochocientos setenta y tres y ochocientos setenta y cinco de dicha ley, en sus dos fases: de conciliación y de demanda y excepciones, en los términos de los artículos ochocientos setenta y cuatro, ochocientos setenta y seis fracciones I (uno romano) y VI (seis romano), ochocientos setenta y ocho y ochocientos ochenta; también podrá acudir a las audiencias de desahogo de pruebas, en los términos del artículo ochocientos ochenta, todos ellos de la Ley Federal del Trabajo. Asimismo, se le confieren facultades para proponer arreglos conciliatorios, celebrar transacciones, hacer valer cuestiones de competencia, tomar toda clase de decisiones, negociar y suscribir convenios laborales, así como para actuar como representante de la sociedad en toda clase de juicios o procedimientos laborales que se tramiten ante cualquier autoridad y celebrar contratos, convenios y otros actos de trabajo o naturaleza laboral y rescindirlos. ——————

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X. Para llevar a cabo todos los actos que se requieran para el ejercicio de los poderes aquí conferidos, dentro de las facultades otorgadas, incluyendo la facultad de comparecer y realizar todo tipo de actos jurídicos ante toda clase de autoridades de los poderes Ejecutivo, Legislativo o Judicial, sean federales, estatales o municipales, de los Estados Unidos Mexicanos, así como ante toda clase de autoridades y entidades de la administración pública centralizada y paraestatal, sea federal, local o de la Ciudad de México, lo que incluye de forma enunciativa pero no limitativa, Secretaría de Hacienda y Crédito Público (SHCP), Servicio de Administración Tributaria (SAT), Instituto Mexicano del Seguro Social (IMSS), Instituto del Fondo Nacional de la Vivienda para los Trabajadores (INFONAVIT), Secretaria del Trabajo y Previsión Social (STPS), Secretaría de la Defensa Nacional (SEDENA), Secretaría de Medio Ambiente y Recursos Naturales (SEMARNAT), Procuraduría Federal de Protección al Ambiente (PROFEPA), Secretaría de Economía (SE), Dirección General de Regulación Minera (DGRM), Registro Nacional de Inversiones Extranjeras (RNIE), Instituto Nacional de Migración (INM), Secretaría de Finanzas y, para tal efecto, el apoderado cuenta, dentro de la especialidad del mandato a que se refiere este inciso, con facultades para pleitos y cobranzas y actos de administración en la extensión en que le han sido conferidos, con todas las facultades generales y las especiales que requieran poder o cláusula especial conforme a la Ley, en la medida necesaria para el desempeño de su mandato.

XI. Para representar a la empresa ante la Dirección General de Aduanas en materia de importación y exportación de mercancías. Para que suscriba, tramite y gestione solicitudes de permisos de importación y exportación, así como la modificación y/o prórroga de los mismos y, en general, para realizar todos los actos y gestiones que sean necesarios para el fiel cumplimiento de estas facultades; asimismo para inscribir a la sociedad en el Padrón de Importadores a cargo de la Secretaría de Hacienda y Crédito Público o registros equivalentes.

XII. Para celebrar cualquier tipo de contrato de arrendamiento de inmuebles en representación de la sociedad, y en tal virtud, el apoderado contará con todas las facultades para actos de administración en la medida necesaria para el desempeño de su mandato.

XIII. Para actos de dominio, limitado exclusivamente para celebrar toda clase de actos jurídicos que tengan por objeto la venta de activos muebles, excluyendo la venta de activos inmuebles, cuyo importe de la operación no exceda de la cantidad de $150,000.00 dls (Ciento cincuenta mil dólares moneda de curso legal en los Estados Unidos de América 00/100) o su equivalente en moneda nacional. La facultad aquí otorgada la podrá ejercer el apoderado, siempre y cuando reciba autorización por escrito del Gerente General.

XIV. Cuando este poder se ejercite fuera de la Ciudad de México, se entenderá conferido con la misma amplitud de facultades que señalen las disposiciones legales que rijan en los lugares respectivos y que sean concordantes o correlativas de los preceptos aplicables.

XV. En virtud de los poderes aquí conferidos, el apoderado no podrá llevar a cabo lo siguiente:

a) Contratar créditos de naturaleza alguna;

b) Garantizar a nombre de la sociedad obligaciones propias de la empresa o de terceros;

c) Enajenar, transmitir o gravar cualesquiera activos, incluyendo inmuebles, concesiones mineras, plantas de beneficio, plantas metalúrgicas o industriales, derechos derivados de contratos de promesa o derechos derivados de contratos con terceros, con excepción de las facultades que previamente y en forma expresa se le han conferido;

d) Adquirir, construir, enajenar o gravar activos fijos, con excepción de las facultades que previamente, expresamente y particularmente se le confirieron en este poder;

e) Autorizar nuevos proyectos de exploración, explotación y desarrollo, sin que esta limitación restrinja de ninguna manera las facultades que expresamente se han otorgado al apoderado; y,

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f) Celebrar, modificar o terminar contratos o convenios para la venta de minerales adquiridos, extraídos, tratados, procesados, fundidos o afinados por la sociedad, sin que esta limitación restrinja de ninguna manera las facultades que expresamente se han otorgado al apoderado. ——————————

5. Se otorga a la señorita Erika Paola Muñoz Morales, poder general de Minera de Cordilleras, S. de R.L. de C.V., para que lo ejercite con las siguientes facultades: ——————————

I. Para actos de administración en los términos del segundo párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, con todas las facultades generales y aun las que requieran conforme a la ley cláusula especial, en los términos del artículo dos mil quinientos ochenta y siete del Código Civil para el Distrito Federal, y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos. ———

En el ejercicio del poder conferido, la apoderada tendrá las facultades que de manera enunciativa más no limitativa a continuación se mencionan: podrá comparecer ante la Secretaría de Finanzas de los Estados de Coahuila y Durango para tramitar altas y bajas de placas de vehículos, realizar trámites vehiculares de cambio de propietario y permisos especiales; podrá celebrar contratos con TELCEL (Radiomóvil Dipsa, S.A. de C.V.), MOVISTAR (Pegaso PCS, S.A. de C.V.), NEXTEL (Comunicaciones Nextel de México, S.A. de C.V.), TELMEX (Teléfonos de México, S.A.B. de C.V.) o cualquier otra compañía de prestación de servicios de telefonía móvil o fija, así como con la CFE (Comisión Federal de Electricidad); asimismo, la apoderada tendrá la facultad para dar por terminados o rescindidos cualesquiera de dichos contratos. ——————————

II. Para llevar a cabo todos los actos que se requieran para el ejercicio de los poderes aquí conferidos, dentro de las facultades otorgadas, incluyendo la facultad de comparecer y realizar todo tipo de actos jurídicos ante toda clase de autoridades de los poderes Ejecutivo, Legislativo o Judicial, sean federales, estatales o municipales, de los Estados Unidos Mexicanos, así como ante toda clase de autoridades y entidades de la administración pública centralizada y paraestatal, sea federal, local o de la Ciudad de México, lo que incluye comparecer ante el Registro Público de la Propiedad, el Registro Público de Comercio, la Procuraduría Agraria y el Registro Agrario Nacional de los Estados de Coahuila y Durango; pudiendo al efecto solicitar y obtener información así como firmar, entregar o recibir cualquier documentación requerida para los fines que la sociedad poderdante requiera, y para tal efecto, la apoderada cuenta, dentro de la especialidad del poder a que se refiere este inciso, con facultades para actos de administración en la extensión en que le han sido conferidas, con todas las facultades generales y las especiales que requieran poder o cláusula especial conforme a la Ley, en la medida necesaria para el desempeño de sus funciones. ——————————

IV. Cuando este poder se ejercite fuera de la Ciudad de México, se entenderá conferido con la misma amplitud de facultades que señalen las disposiciones legales que rijan en los lugares respectivos y que sean concordantes o correlativas de los preceptos aplicables. ——————————

6. Se otorga al señor César Delfino Cruz Galván, poder general de Minera de Cordilleras, S. de R.L. de C.V., para que lo ejercite con las siguientes facultades: ——————————

I. Para pleitos y cobranzas, en los términos del primer párrafo del artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, con todas las facultades generales y aun las que requieran conforme a la ley cláusula especial, en los términos del artículo 2587 (dos mil quinientos ochenta y siete) del Código Civil para el Distrito Federal, y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, que de una manera enunciativa pero no limitativa incluye las siguientes: para acudir a todo tipo de audiencias y a la audiencia constitucional en el juicio de amparo para ofrecer y rendir pruebas y tachar las del contrario; para articular y absolver posiciones; para prorrogar jurisdicción; para desistirse, aún del juicio de amparo; para transigir; para comprometer en árbitros; para absolver y articular posiciones; para recusar; para recibir pagos; para reconocer documentos; para presentar denuncias y querellas penales; para constituirse en coadyuvantes del Ministerio Público y otorgar el perdón del ofendido en los casos que proceda y para ejecutar todos los otros actos expresamente determinados por la ley, entre los que se incluyen representar a la sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo, ya sean federales, estatales o municipales, con la limitación de que el apoderado no podrá hacer cesión de bienes o derechos de la sociedad. ——

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II. Para que en nombre y representación de la sociedad, el apoderado acuda ante las autoridades administrativas, ya sean locales o federales que se requiera, con la representación patronal en los términos de los artículos once, cuarenta y seis, cuarenta y siete, ciento treinta y dos, seiscientos noventa y dos fracciones I (uno romano), II (dos romano) y III (tres romano), ochocientos setenta y seis fracciones I (uno romano), II (dos romano) y III (tres romano), ochocientos setenta y ocho, ochocientos ochenta, ochocientos ochenta y tres y ochocientos ochenta y cuatro de la Ley Federal del Trabajo vigente, pudiendo actuar ante o frente al o los sindicatos con los cuales existan contratos colectivos de trabajo; y para actuar ante o frente a los trabajadores o empleados personalmente considerados, y para todos los efectos en el caso de conflictos individuales; en general, para todos los asuntos obrero-patronales y para ejercitar este poder ante cualesquiera autoridades del trabajo y servicios sociales a que se refiere el artículo quinientos veintitrés de la Ley Federal del Trabajo; asimismo, podrá comparecer ante Juntas de Conciliación y Arbitraje, sean locales o federales. En consecuencia, tendrá la representación legal de la sociedad para los efectos de acreditar la personalidad y la capacidad legal en juicio o fuera de ellos, en los términos del artículo seiscientos noventa y dos fracciones I (uno romano) y III (tres romano) de dicha ley; podrá comparecer al desahogo de la prueba confesional en los términos de los artículos setecientos ochenta y seis, setecientos ochenta y siete y setecientos ochenta y ocho de la Ley Federal del Trabajo, con facultades para articular y absolver posiciones, y para desahogar la prueba confesional en todas sus partes; podrá señalar domicilios para recibir notificaciones en los términos del artículo 866 de la ley citada; podrá comparecer con la representación legal de la empresa a la audiencia a que se refieren los artículos ochocientos setenta y tres y ochocientos setenta y cinco de dicha ley, en sus dos fases: de conciliación y de demanda y excepciones, en los términos de los artículos ochocientos setenta y cuatro, ochocientos setenta y seis fracciones I (uno romano) y VI (seis romano), ochocientos setenta y ocho y ochocientos ochenta; también podrá acudir a las audiencias de desahogo de pruebas, en los términos del artículo ochocientos ochenta, todos ellos de la Ley Federal del Trabajo. Asimismo, se le confieren facultades para proponer arreglos conciliatorios, celebrar transacciones, hacer valer cuestiones de competencia, tomar toda clase de decisiones, negociar y suscribir convenios laborales, así como para actuar como representante de la sociedad en toda clase de juicios o procedimientos laborales que se tramiten ante cualquier autoridad y celebrar contratos, convenios y otros actos de trabajo o naturaleza laboral y rescindirlos. ———

III. Para llevar a cabo todos los actos que se requieran para el ejercicio de los poderes aquí conferidos, dentro de las facultades otorgadas, incluyendo la facultad de comparecer y realizar todo tipo de actos jurídicos ante toda clase de autoridades de los poderes Ejecutivo, Legislativo o Judicial, sean federales, estatales o municipales, de los Estados Unidos Mexicanos, así como ante toda clase de autoridades y entidades de la administración pública centralizada y paraestatal, sea federal, local o de la Ciudad de México, lo que incluye de forma enunciativa pero no limitativa, Secretaría de Hacienda y Crédito Público (SHCP), Servicio de Administración Tributaria (SAT), Instituto Mexicano del Seguro Social (IMSS), Instituto del Fondo Nacional de la Vivienda para los Trabajadores (INFONAVIT), Secretaría del Trabajo y Previsión Social (STPS), Secretaría de la Defensa Nacional (SEDENA), Secretaría de Medio Ambiente y Recursos Naturales (SEMARNAT), Procuraduría Federal de Protección al Ambiente (PROFEPA), Secretaría de Economía (SE), Dirección General de Regulación Minera (DGRM), Registro Nacional de Inversiones Extranjeras (RNIE), Instituto Nacional de Migración (INM), Secretaría de Finanzas y, para tal efecto, el apoderado cuenta, dentro de la especialidad del mandato a que se refiere este inciso, con facultades para pleitos y cobranzas y actos de administración en la extensión en que le han sido conferidas, con todas las facultades generales y las especiales que requieran poder o cláusula especial conforme a la Ley, en la medida necesaria para el desempeño de sus funciones. ———

IV. Cuando este poder se ejercite fuera de la Ciudad de México, se entenderá conferido con la misma amplitud de facultades que señalen las disposiciones legales que rijan en los lugares respectivos y que sean concordantes o correlativas de los preceptos aplicables. ———

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7. Se otorga a la señorita Laura Patricia Moya Rodríguez, poder general de Minera de Cordilleras, S. de R.L. de C.V., para que lo ejercite con las siguientes facultades: ——————————————————

I. Para pleitos y cobranzas, en los términos del primer párrafo del artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, con todas las facultades generales y aun las que requieran conforme a la ley cláusula especial, en los términos del artículo 2587 (dos mil quinientos ochenta y siete) del Código Civil para el Distrito Federal, y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, que de una manera enunciativa pero no limitativa incluye las siguientes: para acudir a todo tipo de audiencias y a la audiencia constitucional en el juicio de amparo para ofrecer y rendir pruebas y tachar las del contrario; para articular y absolver posiciones; para adquirir bienes y derechos en remate y fuera de él, haciendo las posturas y pujas que procedan; para prorrogar jurisdicción; para desistirse, aún del juicio de amparo; para transigir; para comprometer en árbitros; para absolver y articular posiciones; para recusar; para reconocer documentos; para presentar denuncias y querellas penales; para constituirse en coadyuvante del Ministerio Público y otorgar el perdón del ofendido en los casos que proceda y para ejecutar todos los otros actos expresamente determinados por la ley, entre los que se incluyen representar a la sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo, ya sean federales, estatales o municipales, con la limitación de que la apoderada no podrá hacer cesión de bienes o derechos de la sociedad.——————————

II. Para actos de administración en los términos del segundo párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos. ——————————————————

Para actos de administración en materia fiscal con facultades para efectuar toda clase de trámites ante el Servicio de Administración Tributaria, Administración Local de Recaudación; de Auditoria y Jurídica y cualquiera de sus sub-administraciones, departamentos y oficinas así como Secretarías de Finanzas de todas las entidades federativas del país; incluyendo la Secretaría de Finanzas de Coahuila de Zaragoza y Durango; así como las Direcciones de Recaudación de Rentas de ambos Estados. ——————————————————

III. Para que en nombre y representación de la sociedad, la apoderada acuda ante las autoridades administrativas, ya sean locales o federales que se requiera, con la representación patronal en los términos de los artículos once, cuarenta y seis, cuarenta y siete, ciento treinta y dos, seiscientos noventa y dos fracciones I (uno romano), II (dos romano) y III (tres romano), ochocientos setenta y seis fracciones I (uno romano), II (dos romano) y III (tres romano), ochocientos setenta y ocho, ochocientos ochenta, ochocientos ochenta y tres y ochocientos ochenta y cuatro de la Ley Federal del Trabajo vigente, pudiendo actuar ante o frente al o los sindicatos con los cuales existan contratos colectivos de trabajo; y para actuar ante o frente a los trabajadores o empleados personalmente considerados, y para todos los efectos en el caso de conflictos individuales; en general, para todos los asuntos obrero-patronales y para ejercitar este poder ante cualesquiera autoridades del trabajo y servicios sociales a que se refiere el artículo quinientos veintitrés de la Ley Federal del Trabajo; asimismo, podrá comparecer ante Juntas de Conciliación y Arbitraje, sean locales o federales. En consecuencia, tendrá la representación legal de la sociedad para los efectos de acreditar la personalidad y la capacidad legal en juicio o fuera de ellos, en los términos del artículo seiscientos noventa y dos fracciones I (uno romano) y III (tres romano) de dicha ley; podrá comparecer al desahogo de la prueba confesional en los términos de los artículos setecientos ochenta y seis, setecientos ochenta y siete y setecientos ochenta y ocho de la Ley Federal del Trabajo, con facultades para articular y absolver posiciones, y para desahogar la prueba confesional en todas sus partes; podrá señalar domicilios para recibir notificaciones en los términos del artículo 866 de la ley citada; podrá comparecer con la representación legal de la empresa a la audiencia a que se refieren los artículos ochocientos setenta y tres y ochocientos setenta y cinco de dicha ley, en sus dos fases: de conciliación y de demanda y excepciones, en los términos de los artículos ochocientos setenta y cuatro, ochocientos setenta y seis fracciones I (uno romano) y VI (seis romano), ochocientos setenta y ocho y ochocientos ochenta; también podrá acudir a las audiencias de desahogo de pruebas, en los términos del artículo ochocientos ochenta, todos ellos de la Ley Federal del Trabajo. Asimismo, se le confieren facultades para proponer arreglos conciliatorios, celebrar transacciones, hacer valer cuestiones de competencia, tomar toda clase de decisiones, negociar y suscribir convenios laborales; así como para actuar como representante de la sociedad en toda clase de juicios o procedimientos laborales que se tramiten ante cualquier autoridad.——

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IV. Cuando este poder se ejercite fuera de la Ciudad de México, se entenderá conferido con la misma amplitud de facultades que señalen las disposiciones legales que rijan en los lugares respectivos y que sean concordantes o correlativas de los preceptos aplicables. ——————

8. Se otorga a los señores Mauricio Heiras Garibay y Juan Manuel Coronado Ávila, poder general de Minera de Cordilleras, S. de R.L. de C.V., para que lo ejerciten conjunta o indistintamente, con las siguientes facultades: ——————

I. Para pleitos y cobranzas, en los términos del primer párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, con todas las facultades generales y aún las que requieran conforme a la ley cláusula especial, en los términos del artículo dos mil quinientos ochenta y siete del Código Civil para el Distrito Federal, y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos, que de una manera enunciativa pero no limitativa incluye las siguientes: para desistirse, aún del juicio de amparo; para transigir; para comprometer en árbitros; para absolver y articular posiciones; para recusar; para recibir pagos; para reconocer documentos; para presentar denuncias y querellas penales; para constituirse en coadyuvante del Ministerio Público y otorgar el perdón del ofendido en los casos que proceda y para ejecutar todos los otros actos expresamente determinados por la ley, entre los que se incluyen representar a la sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo, ya sean federales, estatales o municipales, con la limitación de que los apoderados no podrán hacer cesión de bienes o derechos de la sociedad. ——————

II. Para administrar bienes en los términos del segundo párrafo del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal y de los Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos. ——————

III. Para que en nombre y representación de la sociedad, los apoderados acudan ante las autoridades administrativas, ya sean locales o federales que se requiera, con la representación patronal en los términos de los artículos once, cuarenta y seis, cuarenta y siete, ciento treinta y dos, seiscientos noventa y dos fracciones I (uno romano), II (dos romano) y III (tres romano), ochocientos setenta y seis fracciones I (uno romano), II (dos romano) y III (tres romano), ochocientos setenta y ocho, ochocientos ochenta, ochocientos ochenta y tres y ochocientos ochenta y cuatro de la Ley Federal del Trabajo vigente, pudiendo actuar ante o frente al o los sindicatos con los cuales existan contratos colectivos de trabajo; y para actuar ante o frente a los trabajadores o empleados personalmente considerados, y para todos los efectos en el caso de conflictos individuales; en general, para todos los asuntos obrero-patronales y para ejercitar este poder ante cualesquiera autoridades del trabajo y servicios sociales a que se refiere el artículo quinientos veintitrés de la Ley Federal del Trabajo; asimismo, podrán comparecer ante Juntas de Conciliación y Arbitraje, sean locales o federales. En consecuencia, tendrán la representación legal de la sociedad para los efectos de acreditar la personalidad y la capacidad legal en juicio o fuera de ellos, en los términos del artículo seiscientos noventa y dos fracciones I (uno romano) y III (tres romano) de dicha ley; podrán comparecer al desahogo de la prueba confesional en los términos de los artículos setecientos ochenta y seis, setecientos ochenta y siete y setecientos ochenta y ocho de la Ley Federal del Trabajo, con facultades para articular y absolver posiciones, y para desahogar la prueba confesional en todas sus partes; podrán señalar domicilios para recibir notificaciones en los términos del artículo 866 de la ley citada; podrán comparecer con la representación legal de la empresa a la audiencia a que se refieren los artículos ochocientos setenta y tres y ochocientos setenta y cinco de dicha ley, en sus dos fases: de conciliación y de demanda y excepciones, en los términos de los artículos ochocientos setenta y cuatro, ochocientos setenta y seis fracciones I (uno romano) y VI (seis romano), ochocientos setenta y ocho y ochocientos ochenta; también podrán acudir a las audiencias de desahogo de pruebas, en los términos del artículo ochocientos ochenta, todos ellos de la Ley Federal del Trabajo. Asimismo, se les confieren facultades para proponer arreglos conciliatorios, celebrar transacciones, hacer valer

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cuestiones de competencia, tomar toda clase de decisiones, negociar y suscribir convenios laborales, así como para actuar como representantes de la sociedad en toda clase de juicios o procedimientos laborales que se tramiten ante cualquier autoridad y celebrar contratos, convenios y otros actos de trabajo o naturaleza laboral y rescindirlos. ——————

IV. Para actuar como representantes legales de la sociedad en asuntos en materia minera, con las siguientes facultades: ——

1. Para hacer denuncios mineros, presentar solicitudes de concesión minera y continuar la tramitación de las mismas hasta obtener la expedición de los títulos correspondientes. ——————

2. Para celebrar contratos que tengan por objeto adquirir, sea por cesión o por cualquier otro medio legal, derechos derivados de concesiones mineras, lo que incluye de manera enunciativa más no limitativa, celebrar contratos de exploración, de explotación, de promesa de cesión de derechos y de cesión de derechos a favor de la empresa, así como para dar por terminados o rescindidos cualesquiera de dichos contratos en que sea parte la empresa. ——————

3. Para solicitar la reducción, división e identificación de superficies de lotes amparados por solicitudes de concesión o por concesiones mineras, y para solicitar la unificación de superficies con las de otras concesiones colindantes o la fusión de terrenos o corrección de éstos. ——————

4. Para agrupar dos o más concesiones mineras, para efectos de comprobar obras y trabajos de exploración o de explotación, y para rendir toda clase de informes estadísticos, técnicos y contables o de cualquier otra naturaleza. ——————

5. Para solicitar correcciones administrativas o duplicados de los títulos que amparen concesiones mineras cuyo titular sea la sociedad. ——————

6. Para obtener prórroga de concesiones mineras respecto de las cuales sea titular la sociedad por igual término de vigencia, de acuerdo con lo previsto en la Ley Minera y en su Reglamento. ——————

7. Para promover procedimientos de oposición minera o equivalentes, en los términos de la Ley Minera y de su Reglamento.

8. Para promover y hacer valer recursos administrativos en los términos de la Ley Federal de Procedimiento Administrativo, de la Ley Minera y su Reglamento, y de cualesquiera otras leyes de los Estados Unidos Mexicanos que resulten aplicables. —

9. Para negociar con los propietarios o poseedores de terrenos donde se ubiquen concesiones mineras cuyo titular sea la sociedad, contratos y convenios en términos de las disposiciones legales aplicables en materia agraria y/o minera, sean estos terrenos de propiedad ejidal, comunal, particular o de cualquier otra naturaleza. ——————

10. En general, para realizar toda clase de gestiones y presentar toda clase de promociones o escritos, así como para solicitar toda clase de autorizaciones, permisos y demás, que sean procedentes conforme a la Ley Minera y su Reglamento, para el mejor uso de las solicitudes en trámite y concesiones mineras, así como para su preparación y defensa. ——————

11. Para desistirse de solicitudes de concesión minera y para desistirse de concesiones mineras. ——————

Exclusivamente para el ejercicio de la facultad a que se refiere este apartado 11 (once), los apoderados tendrán todas las facultades que corresponden al poder general para pleitos y cobranzas, para administrar bienes y para actos de dominio, en los más amplios términos del artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal y sus artículos correlativos del Código Civil Federal y de los demás Códigos Civiles de todos los Estados de los Estados Unidos Mexicanos. ——————

V. Para llevar a cabo todos los actos que se requieran para el ejercicio de los poderes aquí conferidos, dentro de las facultades otorgadas, incluyendo la facultad de comparecer y realizar todo tipo de actos jurídicos ante toda clase de autoridades de los poderes Ejecutivo, Legislativo o Judicial, sean federales, estatales o municipales, de los Estados Unidos Mexicanos, así como ante toda clase de autoridades y entidades de la administración pública centralizada y paraestatal, sea federal, local o del Distrito Federal, y, para tal efecto, los apoderados cuentan, dentro de la especialidad del mandato a que se refiere este inciso, con facultades para pleitos y cobranzas y administración de bienes en la extensión en que les han sido conferidas, con todas las facultades generales y las especiales que requieran poder o cláusula especial conforme a la Ley, en la medida necesaria para el desempeño de su mandato. ——————

VI. En virtud de los poderes aquí conferidos, los apoderados no podrán llevar a cabo lo siguiente: ——————

a) Contratar créditos de naturaleza alguna; ——————

b) Garantizar a nombre de la sociedad obligaciones propias de la empresa o de terceros; ——————

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c) Enajenar, transmitir o gravar cualesquiera activos, incluyendo inmuebles, concesiones mineras, plantas de beneficio, plantas metalúrgicas o industriales, derechos derivados de contratos de promesa o derechos derivados de contratos con terceros; ——

d) Adquirir, construir, enajenar o gravar activos fijos; ——

e) Autorizar nuevos proyectos de exploración, explotación y desarrollo, sin que esta limitación restrinja de ninguna manera las facultades que expresamente se han otorgado a los apoderados conforme al apartado IV de este mismo poder; y, ——

f) Celebrar, modificar o terminar contratos o convenios para la venta de minerales adquiridos, extraídos, tratados, procesados, fundidos o afinados por la sociedad." ——

PUNTO SEIS.-En relación con el último punto del Orden del Día, por unanimidad de votos, la Asamblea adoptó la siguiente:

——*RESOLUCIÓN*——

"ÚNICA. En términos de los artículos 10 y 77 de la Ley General de Sociedades Mercantiles, se designan como Delegados Especiales de la Asamblea a los señores Alberto Mauricio Vázquez Sánchez y Miguel García Fernández, quedando autorizados, indistintamente, en cumplimiento de las resoluciones adoptadas por esta Asamblea, para acudir ante el Notario de su elección a formalizar, otorgar las escrituras públicas o, en su caso, a protocolizar, cuando así sea necesario los acuerdos adoptados por esta Asamblea; así como para inscribir en el Registro Público de Comercio las escrituras que otorgaren cuando así sea procedente, y expedir copias simples o certificadas de esta acta, en lo literal o conducente, que consideren necesarias o fuere procedente." ——

No habiendo otro asunto que tratar, se dio por terminada la Asamblea, levantándose para constancia esta acta que firman el Presidente y el Secretario. ——

Al legajo de esta acta se agregan: ——

I. Cartas poder (2). ——

II. Lista de Asistencia. ——

III. Estados Financieros y Balance General de Minera de Cordilleras, S. de R.L. de C.V., preparados al 31 de diciembre de 2015..." ——

Siguen firmas. ——

El acta antes transcrita obra consignada de la foja treinta y dos frente a la cuarenta frente, del tomo segundo del libro de actas de la Sociedad. ——

Declara el compareciente que el texto y firmas que aparecen en el acta transcrita son auténticos, por lo que yo el Notario certifico que no tengo indicio alguno de la falsedad del acta. ——

Asimismo declara el compareciente que no existen más modificaciones a los Estatutos Sociales que las consignadas en este instrumento. ——

——**CLÁUSULA**——

ÚNICA.- Queda protocolizada el acta de Asamblea General de Socios de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, de fecha veintinueve de abril del año dos mil dieciséis, que ha quedado transcrita en el antecedente décimo primero de este instrumento, y en consecuencia quedan formalizados por este instrumento los acuerdos en ella tomados. ——

YO EL NOTARIO HAGO CONSTAR BAJO MI FE: ——

I.- Que me identifiqué plenamente como Notario, ante el compareciente. ——

II.- Que a mi juicio el compareciente tiene capacidad, en virtud de que no observé en él manifestaciones de incapacidad natural y no tengo noticias de que esté sujeto a incapacidad civil. ——

III.- Que conozco personalmente al compareciente. ——

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IV.- Que el compareciente manifiesta que **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, se encuentra capacitada legalmente y que la personalidad que ostenta como Delegado, no le ha sido revocada ni en forma alguna modificada, lo que quedó acreditado en el acta que quedó relacionada en el antecedente décimo primero de este instrumento.——————

V.- Que hice del conocimiento del compareciente, la conveniencia de hacer saber a los señores Gabriela Sierra Cuevas y Jorge Emilio García Nava, la revocación contenida en este instrumento, así como exigir la devolución de los instrumentos en los que consta el otorgamiento de las facultades.——————

VI.- Que declara el Licenciado Alberto Mauricio Vázquez Sánchez, para efectos del artículo treinta y cuatro de la Ley de Inversión Extranjera, que **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, tiene obligación de inscripción en el Registro Nacional de Inversiones Extranjeras, y en virtud de no acreditármelo procederé a dar el aviso a que se refiere dicho precepto.——————

VII.- Que para cumplir con lo dispuesto por el octavo párrafo del artículo veintisiete del Código Fiscal de la Federación, hago constar lo siguiente:——————

1.- Que le solicité al Licenciado Alberto Mauricio Vázquez Sánchez, me proporcionara las claves del Registro Federal de Contribuyentes y las Cédulas de Identificación Fiscal de los socios de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE.**——————

2.- Que el compareciente me declara, de manera expresa y bajo protesta de decir verdad, lo siguiente:——————

a.- Que la clave del Registro Federal de Contribuyentes de "COMPAÑÍA DE MINERALES DE ZACATECAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, es: "MZA960322CD6", de lo cual me cercioré con la Cédula de Identificación Fiscal con número de folio "B6782933" (B seis siete ocho dos nueve tres tres), que en copia fotostática agrego al apéndice de este instrumento con el número **"UNO"**.——————

b.- Por lo que se refiere a "APEX MINING PARTNERS LIMITED", que **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, presentará la relación a que se refiere el artículo veintiocho del Reglamento del Código Fiscal de la Federación, a más tardar el día treinta y uno de marzo del año siguiente.——————

VIII.- Que el compareciente declara por sus generales ser:——————

Mexicano, originario de esta ciudad, lugar donde nació el día veintinueve de diciembre de mil novecientos setenta y uno, soltero, con domicilio en Avenida Paseo de las Palmas número setecientos cincuenta y cinco, interior novecientos dos, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, código postal número once mil, Abogado.——————

IX.- Que tuve a la vista los documentos citados en este instrumento.——————

X.- Que las notas complementarias que sea menester plasmar, las agregaré al apéndice de este instrumento con el número **"DOS"**.——————

XI.- Que enteré al compareciente de las penas en que incurren quienes declaran con falsedad ante Notario.——————

XII.- Que hice saber al compareciente el derecho que tiene de leer personalmente este instrumento, y de que su contenido le sea explicado por mí, por lo que le ilustré acerca de su valor, consecuencias y alcances legales.——————

XIII.- Que leído este instrumento al compareciente, manifestó su conformidad y comprensión plena firmando el día dos de junio del año dos mil dieciséis, mismo momento en que lo autorizo.——————Doy fe.——————

Firma del Licenciado Alberto Mauricio Vázquez Sánchez.——————

Guillermo Vigil.——————Firma.——————

El sello de autorizar.——————

Para cumplir con lo dispuesto por el artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, a continuación se transcribe:——————

"ART. 2554.- En todos los poderes generales para pleitos y cobranzas, bastará que se diga que se otorga con todas las facultades generales y las especiales que requieran cláusula especial conforme a la Ley, para que se entiendan conferidos sin limitación alguna.——————

En los poderes generales para administrar bienes, bastará expresar que se dan con ese carácter, para que el apoderado tenga toda clase de facultades administrativas.——————

NOTARIA 247
GUILLERMO A. VIGIL CHAPA

- 21 - 15,421

En los poderes generales para ejercer actos de dominio, bastará que se den con ese carácter, para que el apoderado tenga todas las facultades de dueño, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.

Cuando se quisieren limitar, en los tres casos antes mencionados, las facultades de los apoderados, se consignarán las limitaciones, o los poderes serán especiales.

Los Notarios insertarán este artículo en los testimonios de los poderes que otorguen."

ES PRIMER TESTIMONIO, PRIMERO EN SU ORDEN, QUE SE EXPIDE PARA CONSTANCIA DE "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, EN VEINTIÚN PÁGINAS COTEJADAS Y PROTEGIDAS POR KINEGRAMAS, LOS CUALES PUEDEN NO TENER NUMERACIÓN SEGUIDA.

CIUDAD DE MÉXICO, A DOS DE JUNIO DEL AÑO DOS MIL DIECISÉIS. ——DOY FE.

№ 333100

EPP/iga*

DIRECCIÓN GEN
IO DEL D.F.
SE

GUILLERMO AA
ESTADOS UN
NOTARIA 247 DI

ADMINISTRACIÓN PÚBLICA DEL DISTRITO FEDERAL
CONSEJERÍA JURÍDICA Y DE SERVICIOS LEGALES
REGISTRO PÚBLICO DE LA PROPIEDAD Y DE COMERCIO

NÚMERO DE ENTRADA: **50173** FECHA DE ENTRADA: **08/07/2016**
NÚMERO DE INSTRUMENTO: **15,421**
FECHA DE INSTRUMENTO: **02/06/2016**
NÚMERO DE NOTARIA: 247

№ 15421

INSCRITO EN EL REGISTRO PÚBLICO DE LA PROPIEDAD Y DE COMERCIO EN EL FOLIO NÚMERO: **FOLIO MERCANTIL: 344264 ***
DERECHOS: **$ 3056**
LÍNEA DE CAPTURA / CAJA: **93900102130508V8AJWV**
DE FECHA: **07/07/2016**
PAGO REALIZADO EN SCOTIABANK INVERLAT,S.A.
PARTIDA:

MÉXICO, D.F., A 21 DE JULIO DEL 2016

EL REGISTRADOR

LIC. ANTONIO VILLANUEVA DERRAMONA

Lic. Janet Miguel Cruz, Jefa de Unidad Departamental de Comercio "B", adscrita a la Dirección de Proceso Registral Inmobiliario y de Comercio de la Dirección General del Registro Público de la Propiedad y de Comercio del D.F., con fundamento en los artículos 5 y 6 fracciones I, II y VII de la Ley Registral para el Distrito Federal, 11 del Reglamento de la Ley Registral para el Distrito Federal y de conformidad con lo dispuesto en la Circular DG/013/2009 publicada el 02 de Septiembre de 2009 en la Gaceta Oficial del Distrito Federal, Sección Boletín Registral, Autorizo el presente instrumento.

SE TOMÓ RAZÓN

Servicio de Administración Tributaria

CÉDULA DE IDENTIFICACIÓN FISCAL

CLAVE DE REG. FED. DE CONTRIBUYENTE

MZA960322CD6

NOMBRE, DENOMINACIÓN O RAZÓN SOCIAL

COMPA&IA DE MINERALES DE ZACATECAS S DE RL DE CV

FOLIO

B6782933

JAL-11/11/2009-R ZDyBLabPAL

INSCRIPCION EN EL R.F.C

EL SERVICIO DE ADMINISTRACIÓN TRIBUTARIA, LE DA A CONOCER EL REGISTRO FEDERAL DE CONTRIBUYENTES, QUE LE HA SIDO ASIGNADO CON BASE EN LOS DATOS QUE PROPORCIONÓ, LOS CUALES HAN QUEDADO REGISTRADOS CONFORME A LO SIGUIENTE:

01-04

NOMBRE, DENOMINACIÓN O RAZÓN SOCIAL

COMPA&IA DE MINERALES DE ZACATECAS S DE RL DE CV

DOMICILIO

AVENIDA XOCHITL 236 CIUDAD DEL SOL JALISCO 45050

CLAVE DEL R.F.C **MZA960322CD6**

ADMINISTRACIÓN LOCAL ALR ZAPOPAN, JAL

ACTIVIDAD Servicios de explotación o prospección minera y desmantelamiento de torres de perforación

SITUACIÓN DE REGISTRO **ACTIVO**

FECHA DE INSCRIPCIÓN --

FECHA DE INICIO DE OPERACIONES 22-03-1996

Nº 15421

Nº 33300

OBLIGACIONES

DESCRIPCIÓN	FECHA ALTA
Presentar la declaración anual de Impuesto Sobre la Renta (ISR) donde se informe sobre los clientes y proveedores de bienes y servicios.	31-03-2002
Proporcionar la información del Impuesto al Valor Agregado (IVA) que se solicite en las declaraciones del Impuesto Sobre la Renta (ISR)	31-03-2002
Presentar la declaración y pago provisional mensual de Impuesto Sobre la Renta (ISR) de personas morales del régimen general.	31-03-2002
Presentar la declaración anual de Impuesto Sobre la Renta (ISR) de personas morales	31-03-2002
Presentar la declaración mensual donde se informe sobre las operaciones con terceros para efectos de Impuesto al Valor Agregado (IVA).	01-09-2006
Presentar la declaración y pago definitivo mensual de Impuesto al Valor Agregado (IVA) .	31-03-2002
Presentar la declaración y pago provisional mensual del Impuesto Empresarial a Tasa Única (IETU).	01-01-2008
Presentar la declaración y pago anual del Impuesto Empresarial a Tasa Única (IETU).	01-01-2008

TRÁMITES EFECTUADOS	FECHA DE PRESENTACIÓN	FOLIO DEL TRÁMITE
Reg. Federal Contribuyente / Actualización / Cambio de Domicilio	28-02-2007	RF20071873135

Fecha de impresión: 11 de Noviembre de 2009
TELEFONO DE ATENCION CIUDADANA
(Quejas Y Sugerencias) 01-800-463-6728

AlsoXGV2ceFARFHbb2sxNMuBEcgfLChGpaMnLDmPIC2BWDgy5zpdxNYrZIAJ9Z9mOv94VIVHOl6bQR9ulw7YPnnlLVHz8H8JBE9BNFHeRCIUwGCBtGnKlGWup5v9
h6VjF8VJa37xxZl+kbAMhp+f5usNDqxxLOm7zKvrbKmYnU=

CONTRATO DE COMPRAVENTA RESPECTO DE UNA PARTE SOCIAL
REPRESENTATIVA DEL CAPITAL DE LA SOCIEDAD MINERA CORDILLERAS, S. DE R.L. DE C.V.

ANEXO J – "PODER TSM SILVEYRA"

Se anexa copia simple.

GUILLERMO AARON VIGIL CHAPA
ESTADOS UNIDOS MEXICANOS
NOTARIA 247 DISTRITO FEDERAL, MÉXICO

№ 33300

EL "COMPRADOR"	EL "VENDEDOR"
EMPRESA Y CAPITAL, S.A.P.I. DE C.V. Representada por **JESÚS MARTE VINICIO ZATARAIN CHÁVEZ**	SERVICIOS VELARDEÑA, S.A. DE C.V. Representada por **JORGE EMILIO GARCÍA NAVA**

LA "SOCIEDAD"
MINERA DE CORDILLERAS, S. DE R.L. DE C.V. Representada por **JORGE EMILIO GARCÍA NAVA**

ANEXO J

NOTARIA 247

GUILLERMO A. VIGIL CHAPA

GUILLERMO AARON VIGIL CHAPA ESTADOS UNIDOS MEXICANOS NOTARIA 247 DISTRITO FEDERAL MEXICO

INSTRUMENTO NÚMERO 29,927

Nº 333100

DE LA FORMALIZACIÓN DEL OTORGAMIENTO DE PODER ESPECIAL QUE RESULTA DE LA PROTOCOLIZACIÓN DE UN ACTA DE ASAMBLEA GENERAL DE SOCIOS DE "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE.

SÉNECA 134 PISO 5
COL. LOS MORALES
CDMX C.P. 11540

TEL. 55 5281 8764
gvigil@not247.mx
www.not247.mx

NOTARIA 247
GUILLERMO A. VIGIL CHAPA

LIBRO QUINIENTOS TREINTA Y SEIS.——————————————EGA/PRG/EGA.————
INSTRUMENTO VEINTINUEVE MIL NOVECIENTOS VEINTISIETE.——————————
CIUDAD DE MÉXICO, a treinta de noviembre del año dos mil veintitrés.——————————
GUILLERMO AARÓN VIGIL CHAPA, Titular de la Notaría Número Doscientos Cuarenta y Siete, hago constar la formalización del **OTORGAMIENTO DE PODER ESPECIAL** que resulta de la protocolización de un Acta de Asamblea General de Socios de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, que realizo a solicitud del Licenciado Alberto Mauricio Vázquez Sánchez, al tenor de los siguientes antecedentes y cláusula:——————————

I.- Por escritura número cuarenta y dos mil ciento catorce, de fecha nueve de noviembre de mil novecientos noventa y cuatro, ante el Licenciado Javier del Valle Palazuelos, Titular de la Número Sesenta y Uno del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y de Comercio de Agua Prieta, Estado de Sonora, el día veintiuno de diciembre de mil novecientos noventa y cuatro, bajo el número ciento veintinueve, de la Sección Comercio, volumen dos, libro primero, se constituyó "MINERA DE CORDILLERAS", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con domicilio en Agua Prieta, Estado de Sonora, duración de noventa y nueve años, capital social mínimo fijo de CINCUENTA MIL NUEVOS PESOS, Moneda Nacional (actualmente CINCUENTA MIL PESOS, Moneda Nacional), y máximo ilimitado; cláusula de admisión de extranjeros y con el objeto que en dicho instrumento se especificó.——————————

II.- Por escritura número quinientos treinta y uno, de fecha catorce de diciembre de mil novecientos noventa y cuatro, ante el Licenciado José Luis Villavicencio Castañeda, Titular de la Notaría Número Doscientos Dieciocho del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y de Comercio de Agua Prieta, Estado de Sonora, el día veinticuatro de diciembre de mil novecientos noventa y cuatro, bajo el número ciento treinta, de la Sección Comercio, volumen dos, del libro uno, se hizo constar la protocolización de un Acta de Asamblea General Extraordinaria y Ordinaria de Accionistas de "MINERA DE CORDILLERAS", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha veintiuno de noviembre de mil novecientos noventa y cuatro, en la que entre otros acuerdos se tomó el de transformar la sociedad en una SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE.——————————

III.- Por escritura número cuatro mil doscientos sesenta y seis, de fecha veintiuno de enero de mil novecientos noventa y siete, ante el mismo Notario que la anterior, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y del Comercio de Zacatecas, Estado del mismo nombre, el día doce de febrero de mil novecientos noventa y siete, bajo el número nueve, folios treinta y seis guión cuarenta, del volumen ciento veinticuatro Comercio, Sección Sexta, se hizo constar la protocolización parcial de un Acta de Asamblea General Extraordinaria de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha diez de septiembre de mil novecientos noventa y seis, en la que entre otros acuerdos se tomó el de cambiar el domicilio de la Sociedad de la Ciudad de Agua Prieta, Estado de Sonora, a la Ciudad de Zacatecas, Estado del mismo nombre, reformándose al efecto la cláusula tercera de los estatutos sociales.——————————
Asimismo en la mencionada acta de Asamblea se tomó el acuerdo de reformar las cláusulas cuarta, novena, décima primera y vigésima cuarta de los estatutos sociales; así como el de aumentar el capital variable de la sociedad en la cantidad de QUINIENTOS CUATRO PESOS, Moneda Nacional.——————————

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IV.- Por escritura número cinco mil cuatrocientos noventa y seis, de fecha veinticuatro de octubre de mil novecientos noventa y siete, ante el mismo Notario que las anteriores, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad de Zacatecas, Estado del mismo nombre, el día cuatro de noviembre de mil novecientos noventa y siete, bajo el número veintidós a folios treinta y cuatro guión cuarenta y seis, del volumen ciento veintinueve Comercio, Sección Sexta, libro primero, se hizo constar la protocolización de un Acta de Asamblea de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha veintidós de septiembre de mil novecientos noventa y siete, en la que entre otros acuerdos se tomó el de reformar las cláusulas novena y vigésima cuarta de los estatutos sociales. ——————

V.- Por instrumento número veintidós mil treinta y seis, de fecha nueve de noviembre del año dos mil cinco, ante el Licenciado Heriberto Castillo Villanueva, Titular de la Notaría Número Sesenta y Nueve del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil número trescientos cuarenta y cuatro mil doscientos sesenta y cuatro, se hizo constar la protocolización parcial de un Acta de Asamblea de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha diecisiete de octubre del año dos mil cinco, en la que entre otros acuerdos se tomó el de cambiar el domicilio de la Sociedad de la Ciudad de Zacatecas, Estado del mismo nombre, a la Ciudad de México, reformándose al efecto la cláusula tercera de los estatutos sociales. ——————

VI.- Por instrumento número veintidós mil sesenta y dos, de fecha dieciséis de noviembre del año dos mil cinco, ante el mismo Notario que el anterior, se hizo constar la compulsa de los estatutos sociales de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, y de una copia certificada del tercer testimonio de dicho instrumento transcribo en su parte conducente lo que es del tenor literal siguiente: ——————

"... —————— CLÁUSULA ——————

ÚNICA.- El Licenciado Alberto Mauricio Vázquez Sánchez, me solicita que compulse los estatutos de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, los cuales en la actualidad son los siguientes: ——————

—————— ESTATUTOS SOCIALES ——————

—————— DENOMINACIÓN ——————

PRIMERA.- La denominación de la Sociedad será "MINERA DE CORDILLERAS", la cual deberá ir siempre seguida de las palabras "SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE" o de su abreviatura, "S. de R.L. de C.V.". ——————

... —————— DOMICILIO ——————

TERCERA. El domicilio de la sociedad es la Ciudad de México, Distrito Federal, pudiendo establecer oficinas, agencias y sucursales en cualquier lugar de los Estados Unidos Mexicanos, o del extranjero y someterse a domicilios convencionales con propósitos determinados, sin que por ello se entienda cambiado el domicilio social. ——————

—————— DURACIÓN ——————

CUARTA.- Con sujeción a las disposiciones de la Cláusula Vigésima Cuarta de los Estatutos Sociales, la duración de la Sociedad será de NOVENTA Y NUEVE AÑOS, contados a partir de la fecha de firma de la escritura constitutiva. ——

—————— EXTRANJERIA ——————

QUINTA.- "Todo extranjero que en el acto de la constitución o en cualquier tiempo ulterior, adquiriera un interés o participación social en la Sociedad, se considerará por ese simple hecho como mexicano respecto de uno y otra, y se entenderá que conviene en no invocar la protección de su Gobierno bajo la pena, en caso de faltar a su convenio, de perder dicho interés o participación en beneficio de la Nación Mexicana. ——————

—————— CAPITAL ——————

SEXTA.- El capital de la Sociedad será variable. El capital mínimo será la cantidad de N$50,000.00 (Cincuenta mil nuevos pesos 00/100) M.N. y la parte variable del capital social será ilimitada. ——————

El capital podrá ser adquirido por personas físicas mexicanas o entidades sociales, así como por personas físicas,

NOTARIA 247
GUILLERMO A. VIGIL CHAPA
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corporaciones o entidades extranjeras. ——————

——————*DERECHO DE VOTO*——————

SÉPTIMA.- Todo socio tendrá derecho a participar en las decisiones de las Asambleas, gozando de un voto por cada N$1.00 (Un nuevo peso 00/100) M.N. de su aportación. ——————

——————*PARTES SOCIALES*——————

OCTAVA.- Cada socio no tendrá más de una parte social. Cuando un socio haga una nueva aportación, o adquiera la totalidad o una fracción de la parte de un coasociado, en los términos previstos en estos Estatutos, su parte social se aumentará en la cantidad respectiva. ——————

NOVENA.- Las partes sociales pueden estar representadas por documentos que en todo caso solo tendrán valor probatorio. ——————

...——————*ASAMBLEAS*——————

DÉCIMA SEGUNDA.- La Asamblea de Socios es el órgano supremo de la Sociedad. ——————

Las Asambleas se reunirán previa convocatoria que se expida, en el domicilio social, por lo menos una vez al año, dentro de los cuatro meses siguientes a la clausura de cada ejercicio social. ——————

'Los socios pueden renunciar expresamente a la publicación de la convocatoria y ésta no será necesaria, si al momento de la votación, todos los socios están presentes o representados. ——————

...——————*CONVOCATORIA PARA ASAMBLEAS*——————

DÉCIMA CUARTA.- El Gerente Administrador de la Sociedad convocará para la celebración de Asambleas de Socios y, en su defecto, las convocatorias podrán ser hechas por el Comité de Vigilancia y a falta u omisión de éste, por los socios que representen más de una tercera parte del capital social pagado. ——————

——————*CELEBRACIÓN DE LAS ASAMBLEAS*——————

DÉCIMA QUINTA.- Las Asambleas serán presididas por el Gerente Administrador, o en su defecto, por la persona que sea designada por la Asamblea. Actuará como Secretario de la Asamblea el Secretario de la Sociedad y, en ausencia de éste, la persona que sea designada por la Asamblea. El Presidente designará a uno de los socios o su representante, para que asista como escrutador a la Asamblea.——————

Las actas de las Asambleas de Socios serán transcritas en un libro de actas que al efecto llevará la Sociedad. Las actas deberán ser firmadas, al menos por las personas que actúen como Presidente, Secretario y como escrutador. ——————

En el caso de que las Asambleas de socios se celebren por medio de correo certificado o fax, un acta suscrita por el Presidente y por el Secretario de la Sociedad, de la que se desprenda la propuesta hecha a los socios y la forma en que éstos emitieron su voto, deberá ser transcrita en el libro de actas respectivo. Toda la correspondencia y faxes relacionados con lo anterior se archivará en un expediente que será conservado por el Secretario de la Sociedad.——————

——————*QUORUM*——————

DÉCIMA SEXTA.- La Asamblea de socios se podrá celebrar en virtud de primera convocatoria, si se encuentra presente o representado al menos el 75% (Setenta y cinco por ciento) del capital social y sus resoluciones se tomarán por el voto de los socios que representen, por lo menos el 50% (Cincuenta por ciento) del capital social. En caso de segunda o ulterior convocatoria, la Asamblea de socios tomará sus resoluciones con el voto de los Socios presentes o representados, sin considerar el número de participaciones representadas. ——————

Tendrán derecho a asistir y participar en la Asamblea, los Socios inscritos en el Libro Especial que para tal efecto lleve la Sociedad, de conformidad con lo previsto por el Artículo 73 de la Ley General de Sociedades Mercantiles. El

Nº 333300

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representante de un socio que asista a la Asamblea deberá presentar al Secretario de la Sociedad, al iniciarse ésta, ya sea un poder general o especial, o una simple carta poder firmada por el socio, otorgada ante dos testigos... ". ———

VII.- Por instrumento número trescientos diecinueve, de fecha veintitrés de junio del año dos mil seis, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil número trescientos cuarenta y cuatro mil doscientos sesenta y cuatro, se hizo constar la protocolización parcial de un Acta de Asamblea General Extraordinaria de Accionistas de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha ocho de junio del año dos mil seis, en la que entre otros acuerdos se tomó el de reformar el objeto social de la sociedad y en consecuencia la cláusula segunda de los estatutos sociales, y de una copia certificada de dicho instrumento transcribo en su parte conducente lo que es del tenor literal siguiente: ———

"...———R E S O L U C I O N E S———

"1. Se reforma la Cláusula Segunda de los estatutos sociales de Minera de Cordilleras, S. de R.L. de C.V., para quedar como sigue: ———

———OBJETO———

SEGUNDA.- El objeto de la sociedad es: ———

a) La industria minero-metalúrgica en general y, por tanto, la realización de todo acto que sea necesario, consecuencia o se relacione con la misma. ———

b) Adquirir por solicitud, cesión u otro medio, derechos para la exploración y explotación de lotes mineros o concesiones mineras de exploración y concesiones mineras de explotación, en términos de la legislación aplicable, y cualesquiera otros yacimientos y otros depósitos minerales, así como la exploración, explotación y aprovechamiento de substancias minerales, para la producción de metales, metaloides y minerales metálicos y no metálicos. ———

c) Comprar, vender y, en general, negociar en cualquier forma con metales, metaloides y minerales metálicos y no metálicos, así como con los productos derivados de los mismos, combustibles, minerales sólidos, residuos de plantas de beneficio, graseros, terreros, jales y, en general, toda substancia, cualquiera que sea su forma de presentación, necesaria para la operación de las plantas y realización de los fines señalados. ———

d) Adquirir, disponer por cualquier título, construir, instalar, operar y explotar para uso propio de la sociedad, toda clase de plantas de beneficio y metalúrgicas, para la preparación mecánica y el tratamiento minero-metalúrgico de cualquier tipo y elaboración, por cualquier método o sistema, de metales, minerales metálicos y no metálicos, incluyendo operaciones de fundición o de afinación, así como los productos o sub-productos derivados de los mismos, al igual que plantas para la producción de toda clase de ácidos, productos químicos y substancias, y la industrialización y comercio de materias primas obtenidas en las plantas mencionadas, ya sea por sí solas o con otras substancias adquiridas de terceros. ———

e) Adquisición, uso, aprovechamiento y disposición de caídas de agua y corrientes externas o subterráneas para usos mineros o industriales y para la generación de fuerza motriz para los servicios mineros, metalúrgicos e industriales, así como adquirir, construir, instalar y operar para uso propio de la sociedad toda clase de plantas para la generación de energía eléctrica, observando siempre las disposiciones legales aplicables. ———

f) Adquisición, uso, aprovechamiento y disposición de toda clase de medios de transporte, incluyendo ferrocarriles, barcos y aeroplanos para uso de la sociedad, cuando sean necesarios o convenientes para los fines sociales, observando en todo momento, las disposiciones legales aplicables. ———

g) Adquirir y disponer por cualquier título legal, de toda clase de bienes muebles e inmuebles, derechos reales y personales necesarios o convenientes para los fines señalados. ———

h) Adquirir y disponer por cualquier título de toda clase de acciones, participaciones y valores en otras sociedades o asociaciones, ya sean mercantiles o civiles, públicas o privadas, nacionales o extranjeras, así como adquirir, enajenar, gravar y emitir toda clase de títulos de crédito, efectos de comercio y demás. ———

i) Fabricar, formular, comprar, vender, poseer y disponer de toda clase de bienes, substancias, insumos, materias primas y artículos que sean necesarios o se requieran para la realización de sus objetos. ———

NOTARIA 247
GUILLERMO A. VIGIL CHAPA

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j) Adquisición por cualquier título, explotación, desarrollo, operación, administración, diseño, instalación y adaptación en todas las formas industriales y comerciales de maquinaria, equipo, utensilios, implementos, fábricas, plantas, instalaciones y negocios, observando las disposiciones en materia de inversiones extranjeras. ———

k) La representación de terceros como comisionista, agente, factor, mediador, distribuidor o en cualquier otra forma. —

l) Adquisición por cualquier título, de derechos sobre patentes, modelos de utilidad, diseños industriales, marcas, marcas colectivas, avisos comerciales, nombres comerciales y derechos de autor, así como proporcionar y recibir toda clase de conocimientos técnicos, asistencia técnica, servicios técnicos, administrativos o de supervisión. ———

m) En general, la celebración de todos los contratos y la realización de todos los actos que directa o indirectamente se relacionen con su objeto, así como la emisión, aceptación, negociación, adquisición, endoso, cesión, gravamen, enajenación, suscripción y aval de títulos de crédito y efectos de comercio, incluyendo obligaciones en serie con o sin garantía real, en los términos de ley, así como responsabilizarse de obligaciones de terceros en forma onerosa o gratuita, constituyendo garantías reales o personales, así como prestar y pedir prestado dinero con o sin garantía, sin limitación alguna, y la adquisición de bienes inmuebles en la extensión requerida para llevar a cabo su objeto social, sujeto a las autorizaciones previas que se requieran, en su caso...". ———

VIII.- Declara el compareciente que mediante diversas Asambleas Generales, los socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, han aumentado el capital social de la sociedad en la parte variable, siendo el más reciente el acordado en la Asamblea General de fecha doce de noviembre del año dos mil dieciocho, por lo que actualmente el capital social asciende a la cantidad total de TRESCIENTOS SESENTA Y SIETE MILLONES CUATROCIENTOS SESENTA Y CINCO MIL QUINIENTOS CINCUENTA Y NUEVE PESOS, Moneda Nacional, de los que corresponde la cantidad de CINCUENTA MIL PESOS, Moneda Nacional, a la parte fija, y la cantidad de TRESCIENTOS SESENTA Y SIETE MILLONES CUATROCIENTOS QUINCE MIL QUINIENTOS CINCUENTA Y NUEVE PESOS, Moneda Nacional, a la parte variable. ———

IX.- Declara el Licenciado Alberto Mauricio Vázquez Sánchez que los socios de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, celebraron una Asamblea General de la que se levantó el acta que, en su parte conducente, es del tenor literal siguiente: ———

——— *Con Registro Federal de Contribuyentes MCO941109LQ2* ———

——— *ASAMBLEA GENERAL DE SOCIOS* ———

——— *28 DE NOVIEMBRE DE 2023* ———

En la Ciudad de México, domicilio social de Minera de Cordilleras, S. de R.L. de C.V. (la "Sociedad"), siendo las 16:00 horas del día 28 de noviembre de 2023, se reunieron los Socios de la Sociedad: Apex Mining Partners Limited, representada por el señor Miguel García Fernández, y Golden Minerals Services Corporation, representada por el señor Alberto Mauricio Vázquez Sánchez, según cartas poder que exhibieron y que se agregan al legajo de esta acta, con el fin de celebrar una Asamblea General de Socios. ———

Se encontraba presente el señor Juan Manuel Coronado Ávila como invitado especial para esta Asamblea. ———

Por designación de los presentes fungió como Presidente de la Asamblea el señor Alberto Mauricio Vázquez Sánchez, y fungió como Secretario de la Asamblea el señor Miguel García Fernández. ———

El Presidente para esta Asamblea designó como Escrutador al señor Juan Manuel Coronado Ávila, quien aceptó el

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cargo y, en el desempeño del mismo, preparó la lista de asistencia que firmada por los representantes de los Socios presentes se agrega al legajo de esta acta, de la que se desprende que se encontraba legalmente representada la totalidad de las Partes Sociales que integran el capital social de Minera de Cordilleras, S. de R.L. de C.V., y que fueron votadas como a continuación se indica: ——

SOCIOS	PARTES SOCIALES	VALOR CAPITAL FIJO	VALOR CAPITAL VARIABLE
Apex Mining Partners Limited Con RFC genérico EXT990101NI1 Representada por Miguel García Fernández con RFC GAFM760929TL0	1	$2.00	$504.00
Golden Minerals Services Corporation Con RFC genérico EXT990101NI1 Representada por Alberto Mauricio Vázquez Sánchez con RFC VASA7112292X1	1	$49,998.00	$367'415,055.00
Subtotales:		$50,000.00	$367'415,559.00
Totales:	2	$367'465,559.00	

El Escrutador certificó que, en virtud de que los Socios Apex Mining Partners Limited y Golden Minerals Services Corporation son residentes en el extranjero, se acogen al beneficio establecido en el penúltimo párrafo del apartado A del artículo 27 del Código Fiscal de la Federación; no obstante lo anterior, con fundamento en el artículo 27, apartado B, fracción V del señalado Código que requiere la obligación de proporcionar la información de los Socios, Apex Mining Partners Limited y Golden Minerals Services Corporation utilizarán el RFC genérico EXT990101NII, en términos de la regla 2.4.3 de la Resolución Miscelánea Fiscal vigente. ——

En virtud de encontrarse representada la totalidad de las Partes Sociales que integran el capital social de Minera de Cordilleras, S. de R.L. de C.V., el Presidente de la Asamblea declaró legalmente instalada la Asamblea sin necesidad de publicación previa de la convocatoria respectiva, y pidió al Secretario diese lectura al siguiente: ——

ORDEN DEL DÍA

I. Discusión y, en su caso, aprobación del otorgamiento de poder especial a favor de Transformaciones y Servicios Metalúrgicos, S.A. de C.V. y los apoderados que designe esta última. ——

II. Designación de Delegados Especiales de la Asamblea. ——

Leído que fue el Orden del Día, se procedió a su desahogo como sigue: ——

PUNTO UNO. En relación con el primer punto del Orden del Día, el Presidente de la Asamblea solicitó a los presentes que, una vez aprobada la celebración del Contrato de Cesión de Derechos Mineros con Transformaciones y Servicios Metalúrgicos, S.A. de C.V., conforme a la Asamblea General de Socios celebrada el 23 de noviembre del año en curso, respecto de las concesiones mineras que amparan a los lotes denominados: "SANTA MARÍA", título número 216532; "PUNTO COM", título número 228022; "MARÍA", título número 226591; "MARTIA III", título número 231703; y "MARÍA II FRACC. I", título número 230200, consecuentemente se apruebe el otorgamiento de un poder especial a favor de Transformaciones y Servicios Metalúrgicos, S.A. de C.V. y sus apoderados designados, señores Francisco Silveyra Arias y Francisco Rafael Silveyra Márquez, para que puedan realizar toda clase de trámites y gestiones, de manera enunciativa mas no limitativa, ante autoridades administrativas y organismos públicos, descentralizados, desconcentrados, ya sean federales, estatales, municipales o de la Ciudad de México, quedando facultados de forma expresa para formular y firmar toda clase de solicitudes, promociones y peticiones, comparecer

NOTARIA 247
GUILLERMO A. VIGIL CHAPA

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personalmente, recibir notificaciones y en general cualquier clase de documentos, quedando facultados para realizar todas y cada una de las acciones necesarias o convenientes, incluyendo sin limitar, la celebración de cualquier contrato, documento e instrumento ante cualquier persona física o moral, autoridades, ya sea judicial o administrativa, pública o privada, que pueda ser necesaria o conveniente, a discreción exclusiva de Transformaciones y Servicios Metalúrgicos, S.A. de C.V., para que ésta última pueda ejercer los derechos adquiridos de las Concesiones Mineras referidas. ——————

Discutido lo anterior, por unanimidad de votos de la Asamblea, se adoptó la siguiente: ——————

——————*RESOLUCIÓN*——————

"ÚNICA. Minera de Cordilleras, S. de R.L. de C.V., otorga un PODER ESPECIAL para ejercerlo de manera conjunta o separada y con las facultades que más adelante se describen, en favor de Transformaciones y Servicios Metalúrgicos, S.A. de C.V. y/o sus apoderados designados, señores Francisco Silveyra Arias y Francisco Rafael Silveyra Márquez, de conformidad con los artículos 2554 y 2596 del Código Civil Federal y sus correlativos en cada uno de los Códigos Civiles de las entidades federativas de los Estados Unidos Mexicanos, para que los Apoderados puedan realizar toda clase de trámites y gestiones, de manera enunciativa mas no limitativa, ante autoridades administrativas y organismos públicos, descentralizados, desconcentrados, ya sean federales, estatales, municipales o de la Ciudad de México, quedando facultados de forma expresa para formular y firmar toda clase de solicitudes, promociones y peticiones, comparecer personalmente, recibir notificaciones y en general cualquier clase de documentos, quedando también facultados para realizar todas y cada una de las acciones necesarias o convenientes ante cualquier persona física o moral, autoridades, ya sea judicial o administrativa, pública o privada, que pueda ser necesaria o conveniente, a discreción exclusiva de Transformaciones y Servicios Metalúrgicos, S.A. de C.V., limitandóse única y exclusivamente a las Concesiones Mineras que se incluyen en el Contrato de Cesión de Derechos Mineros, celebrado por y entre Transformaciones y Servicios Metalúrgicos, S.A. de C.V. y Minera de Cordilleras, S. de R.L. de C.V., mismas que a continuación se describen: "SANTA MARÍA", título número 216532; "PUNTO COM", título número 228022; "MARÍA", título número 226591; "MARTIA III", título número 231703; y "MARÍA II FRACC. I", título número 230200 (conjuntamente las "Concesiones Mineras"). ——————

Dentro del carácter especial de este poder, Transformaciones y Servicios Metalúrgicos, S.A. de C.V. y sus apoderados designados, señores Francisco Silveyra Arias y Francisco Rafael Silveyra Márquez tendrán facultades de pleitos y cobranzas y actos de administración, en términos del primer, segundo y cuarto párrafos del artículo 2554 del Código Civil Federal y sus correlativos en cada uno de los Códigos Civiles de las entidades federativas de los Estados Unidos Mexicanos, incluyendo aquellas facultades generales o especiales que requieran cláusula especial conforme a la ley, limitado a los actos jurídicos relacionados con las Concesiones Mineras. ——————

Transformaciones y Servicios Metalúrgicos, S.A. de C.V. podrá ejercer el presente poder a través de cualquiera de sus apoderados o representantes designados, señores Francisco Silveyra Arias y Francisco Rafael Silveyra Márquez, en el entendido que tanto Transformaciones y Servicios Metalúrgicos, S.A. de C.V. como los Apoderados Francisco Silveyra Arias y Francisco Rafael Silveyra Márquez, dentro del ámbito de las facultades aquí otorgadas, podrán delegar las mismas facultades a terceros, según lo estimen conveniente o necesario. ——————

Los poderes otorgados en la presente Resolución tendrán vigencia a partir de la fecha de firma del Contrato de Cesión de Derechos Mineros y permanecerán vigentes a favor de Transformaciones y Servicios Metalúrgicos, S.A. de C.V. y sus apoderados designados, señores Francisco Silveyra Arias y Francisco Rafael Silveyra Márquez hasta en tanto que

Nº 3 3 3 0 0

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la totalidad de las Concesiones Mineras descritas en el presente instrumento queden inscritas favorablemente a su nombre y/o el de sus beneficiarios ante el Registro Público de Minería y Derechos Mineros." ———

PUNTO DOS. En relación con el último punto del Orden del Día, por unanimidad de votos, la Asamblea adoptó la siguiente: ———

———*RESOLUCIÓN*———

"ÚNICA. En términos de los artículos 10 y 77 de la Ley General de Sociedades Mercantiles, se designan como Delegados Especiales de la Asamblea a los señores Alberto Mauricio Vázquez Sánchez, Miguel García Fernández, Juan Manuel Coronado Ávila y Patricia Vivar Zirate, quedando autorizados, indistintamente, en cumplimiento de las resoluciones adoptadas por esta Asamblea, para acudir ante el Notario de su elección a formalizar, otorgar las escrituras públicas o, en su caso, a protocolizar, cuando así sea necesario los acuerdos adoptados por esta Asamblea; así como para inscribir en el Registro Público de Comercio las escrituras que otorgaren cuando así sea procedente, y expedir copias simples o certificadas de esta acta, en lo literal o conducente, que consideren necesarias o fuere procedente." ———

No habiendo otro asunto que tratar, se dio por terminada la Asamblea, levantándose para constancia esta acta que firman el Presidente y el Secretario. ———

Al legajo de esta acta se agregan: ———

I. Cartas poder (2). ———

II. Lista de Asistencia. ———

PRESIDENTE.- Alberto Mauricio Vázquez Sánchez.- Firmado.- SECRETARIO.- Miguel García Fernández.- Firmado". ———

El acta antes transcrita obra consignada de la foja ochenta y uno vuelta a la foja ochenta y dos vuelta, del volumen segundo del libro de actas de asambleas de la Sociedad. ———

Declara el compareciente que el texto y firmas que aparecen en el acta transcrita son auténticos, por lo que yo el Notario certifico que no tengo indicio alguno de la falsedad del acta. ———

Asimismo declara el compareciente que no existen más modificaciones a los Estatutos Sociales que las relacionadas en este instrumento. ———

——— CLÁUSULA ———

ÚNICA.- Queda protocolizada el acta de Asamblea General de Socios de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE,** de fecha veintiocho de noviembre del año dos mil veintitrés, que ha quedado transcrita en el antecedente noveno de este instrumento, y en consecuencia quedan formalizados por este instrumento los acuerdos en ella tomados. ———

YO EL NOTARIO HAGO CONSTAR BAJO MI FE: ———

I.- Que me identifiqué plenamente como Notario ante el compareciente. ———

II.- Que a mi juicio el compareciente tiene capacidad en virtud de que no observé en él manifestaciones de incapacidad natural y no tengo noticias de que esté sujeto a incapacidad civil. ———

III.- Que conozco personalmente al compareciente. ———

IV.- Que el compareciente manifiesta que **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE,** se encuentra capacitada legalmente y que la personalidad que ostenta como Delegado no le ha sido revocada ni en forma alguna modificada, lo que quedó acreditado en el acta que quedó relacionada en el antecedente noveno de este instrumento. ———

V.- Que declara el compareciente para efectos del artículo treinta y cuatro de la Ley de Inversión Extranjera, que **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE,** tiene obligación de inscripción en el Registro Nacional de Inversiones Extranjeras y al efecto no doy el aviso a que se refiere dicho precepto en virtud de haberse hecho en el instrumento número veintinueve mil seiscientos setenta y siete, de fecha veinte de octubre del año dos mil veintitrés, ante mí. ———

VI.- Que para cumplir con lo dispuesto por el octavo párrafo del artículo veintisiete del Código Fiscal de la Federación,

NOTARIA 247
GUILLERMO A. VIGIL CHAPA

- 9 - 29,927

hago constar lo siguiente:-----

1.- Que le solicité al compareciente, me proporcionara las claves del Registro Federal de Contribuyentes y las Cédulas de Identificación Fiscal de los socios y los representantes en su caso, de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE.**-----

2.- Que el compareciente me declara, de manera expresa y bajo protesta de decir verdad, lo siguiente:-----

a).- Por lo que se refiere a "Apex Mining Partners Limited" y "Golden Minerals Services Corporation", que **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE,** presentará la relación a que se refiere el artículo veintiocho del Reglamento del Código Fiscal de la Federación, a más tardar el día treinta y uno de marzo del año siguiente.-----

b).- Que la clave del Registro Federal de Contribuyentes del señor Miguel García Fernández es: "GAFM760929TL0" de lo cual me cercioré con la Cédula de Identificación Fiscal con número de identificación "16070379083" (uno seis cero siete cero tres siete nueve cero ocho tres), que en copia fotostática agrego al apéndice de este instrumento con el número **"UNO"**.-----

c).- Que la clave del Registro Federal de Contribuyentes del señor Alberto Mauricio Vázquez Sánchez es: "VASA7112292X1" de lo cual me cercioré con la Cédula de Identificación Fiscal con número de identificación "16020650382" (uno seis cero dos cero seis cinco cero tres ocho dos), que en copia fotostática agrego al apéndice de este instrumento con el número **"DOS"**.-----

VII.- Que el compareciente declara por sus generales ser:-----

Mexicano, originario de esta ciudad, lugar donde nació el día veintinueve de diciembre de mil novecientos setenta y uno, soltero, con domicilio en Avenida Paseo de las Palmas número setecientos cincuenta y cinco, interior novecientos dos, Colonia Lomas de Chapultepec, Miguel Hidalgo, Ciudad de México, código postal número once mil, Licenciado en Derecho.-----

VIII.- Que tuve a la vista los documentos citados en este instrumento.-----

IX.- Que las notas complementarias que sea menester plasmar, las agregaré al apéndice de este instrumento con el número **"TRES"**.-----

X.- Que enteré al compareciente de las penas en que incurren quienes declaran con falsedad ante Notario.-----

XI.- Que hice saber al compareciente el derecho que tiene de leer personalmente este instrumento, y de que su contenido le sea explicado por mí, por lo que le ilustré acerca de su valor, consecuencias y alcances legales.-----

Nº 33300

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XII.- Que leído este instrumento al compareciente, manifestó su conformidad y comprensión plena firmando el día primero de diciembre del año dos mil veintitrés, mismo momento en que lo autorizo.——————Doy fe.——————

Firma del Licenciado Alberto Mauricio Vázquez Sánchez.——————

Guillermo Vigil.——————Firma.——————

El sello de autorizar.——————

Para cumplir con lo dispuesto por el artículo dos mil quinientos cincuenta y cuatro del Código Civil para el Distrito Federal, a continuación se transcribe:——————

"ART. 2554.- En todos los poderes generales para pleitos y cobranzas, bastará que se diga que se otorga con todas las facultades generales y las especiales que requieran cláusula especial conforme a la Ley, para que se entiendan conferidos sin limitación alguna.——————

En los poderes generales para administrar bienes, bastará expresar que se dan con ese carácter, para que el apoderado tenga toda clase de facultades administrativas.——————

En los poderes generales para ejercer actos de dominio, bastará que se den con ese carácter, para que el apoderado tenga todas las facultades de dueño, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos.——————

Cuando se quisieren limitar, en los tres casos antes mencionados, las facultades de los apoderados, se consignarán las limitaciones, o los poderes serán especiales.——————

Los Notarios insertarán este artículo en los testimonios de los poderes que otorguen."——————

ES SEGUNDO TESTIMONIO, SEGUNDO EN SU ORDEN, QUE SE EXPIDE PARA CONSTANCIA DE "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, EN DIEZ PÁGINAS, COTEJADAS Y PROTEGIDAS POR KINEGRAMAS, LAS CUALES PUEDEN NO TENER NUMERACIÓN SEGUIDA.——————

CIUDAD DE MÉXICO, A PRIMERO DE DICIEMBRE DEL AÑO DOS MIL VEINTITRÉS.——DOY FE.——

EGA/prg*

GUILLERMO ARTURO VIGIL CHAPA
ESTADOS UNIDOS MEXICANOS
NOTARIA 247 DISTRITO FEDERAL MEXICO

01-04

[redacted]

CÉDULA DE IDENTIFICACIÓN FISCAL

HACIENDA | SAT

GAFM760929TL0
Registro Federal de Contribuyentes

MIGUEL GARCIA FERNANDEZ
Nombre, denominación o razón social

idCIF: 16070379083
VALIDA TU INFORMACIÓN FISCAL

№ 29927

CONSTANCIA DE SITUACIÓN FISCAL

Lugar y Fecha de Emisión
NEZAHUALCOYOTL , MEXICO A 07 DE JUNIO DE 2022

GAFM760929TL0

№ 33300

Datos de Identificación del Contribuyente:

RFC:	GAFM760929TL0
CURP:	GAFM760929HTLRRG04
Nombre (s):	MIGUEL
Primer Apellido:	GARCIA
Segundo Apellido:	FERNANDEZ
Fecha inicio de operaciones:	21 DE ABRIL DE 1997
Estatus en el padrón:	ACTIVO
Fecha de último cambio de estado:	21 DE ABRIL DE 1997
Nombre Comercial:	

Datos del domicilio registrado:

Código Postal:57800	Tipo de Vialidad: CALLE
Nombre de Vialidad: CALLE 14	Número Exterior: 201
Número Interior:	Nombre de la Colonia: ESPERANZA
Nombre de la Localidad:	Nombre del Municipio o Demarcación Territorial: NEZAHUALCOYOTL
Nombre de la Entidad Federativa: MEXICO	Entre Calle: AVENIDA CHIMALHUACAN

Página [1] de [3]

HACIENDA | SAT

Contacto
Av. Hidalgo 77, col. Guerrero, C.P. 06300, Ciudad de México.
Atención telefónica desde cualquier parte del país
MarcaSAT 55 627 22 728 y para el exterior del país
(+52) 55 627 22 728

[redacted]

Y Calle: AVENIDA CAMA DE PIEDRA	**Correo Electrónico:** mgarcia@avazquezabogados.com
Tel. Fijo Lada: 52	**Número:** 55403020
Estado del domicilio: SIN DETALLE - DOMICILIO SIN VERIFICAR	**Estado del contribuyente en el domicilio:** SIN DATOS - SIN DETALLE

Actividades Económicas:

Orden	Actividad Económica	Porcentaje	Fecha Inicio	Fecha Fin
1	Asalariado	90	28/04/2020	
2	Regalías por uso o goce temporal de patentes y franquicias	10	28/04/2020	

Regímenes:

Régimen	Fecha Inicio	Fecha Fin
Régimen de Sueldos y Salarios e Ingresos Asimilados a Salarios	21/04/1997	
Régimen de los demás ingresos	28/04/2020	

Obligaciones:

Descripción de la Obligación	Descripción Vencimiento	Fecha Inicio	Fecha Fin
Declaración de pago provisional mensual de ISR. Régimen de los Demás Ingresos (Ingresos periódicos)	A más tardar el día 17 del mes inmediato posterior al periodo que corresponda.	28/04/2020	
Declaración anual de ISR. Personas Físicas.	A más tardar el 30 de abril del ejercicio siguiente.	28/04/2020	

Sus datos personales son incorporados y protegidos en los sistemas del SAT, de conformidad con los Lineamientos de Protección de Datos Personales y con diversas disposiciones fiscales y legales sobre confidencialidad y protección de datos, a fin de ejercer las facultades conferidas a la autoridad fiscal.

Si desea modificar o corregir sus datos personales, puede acudir a cualquier Módulo de Servicios Tributarios y/o a través de la dirección http://sat.gob.mx

"La corrupción tiene consecuencias ¡denúncia! Si conoces algún posible acto de corrupción o delito presenta una queja o denuncia a través de: www.sat.gob.mx, denuncias@sat.gob.mx, desde México: (55) 8852 2222, desde el extranjero: + 55 8852 2222, SAT móvil o www.gob.mx/sfp".

Cadena Original Sello: ||2022/06/07|GAFM760929TL0|CONSTANCIA DE SITUACIÓN FISCAL|200001088888800000031||
Sello Digital: aSZCuvejZEvsl9hdzumeXuXZo2GQelk4w/B+Os6GD2hO1CYjpQmlASSIVlLjgbbwZEnypiBBaJm8mPj4PwO6iJSt GD8cnh/M+XcMIe6WstyazVLDqAeBjp1+bl4KnGqVLHQ0swu3rU59/0oPMo31G2L+AumI7xgGU5dVKbMQLWs=

Página [2] de [3]

HACIENDA | SAT

Contacto
Av. Hidalgo 77, col. Guerrero, C.P. 06300, Ciudad de México.
Atención telefónica desde cualquier parte del país
MarcaSAT 55 627 22 728 y para el exterior del país
(+52) 55 627 22 728

02-04

[redacted]

GUILLERMO AARON VIGIL CHAPA
ESTADOS UNIDOS MEXICANOS
NOTARIA 247 DISTRITO FEDERAL MEXICO

Nº 33300

Página [3] de [3]

HACIENDA | SAT

Contacto
Av. Hidalgo 77, col. Guerrero, C.P. 06300, Ciudad de México.
Atención telefónica desde cualquier parte del país
MarcaSAT 55 627 22 728 y para el exterior del país
(+52) 55 627 22 728

03-04

[redacted]

CÉDULA DE IDENTIFICACIÓN FISCAL

HACIENDA | SAT

VASA7112292X1
Registro Federal de Contribuyentes

ALBERTO MAURICIO VAZQUEZ SANCHEZ
Nombre, denominación o razón social

idCIF: 16020650382
VALIDA TU INFORMACIÓN FISCAL

CONSTANCIA DE SITUACIÓN FISCAL

Lugar y Fecha de Emisión
MIGUEL HIDALGO , CIUDAD DE MEXICO A 05 DE AGOSTO DE 2022

VASA7112292X1

Datos de Identificación del Contribuyente:

RFC:	VASA7112292X1
CURP:	VASA711229HDFZNL02
Nombre (s):	ALBERTO MAURICIO
Primer Apellido:	VAZQUEZ
Segundo Apellido:	SANCHEZ
Fecha inicio de operaciones:	26 DE MARZO DE 1990
Estatus en el padrón:	ACTIVO
Fecha de último cambio de estado:	26 DE MARZO DE 1990
Nombre Comercial:	

Datos del domicilio registrado

Código Postal:11000	**Tipo de Vialidad:** CALZADA (CALZ.)
Nombre de Vialidad: PASEO DE LAS PALMAS	**Número Exterior:** 755
Número Interior:902	**Nombre de la Colonia:** LOMAS DE CHAPULTEPEC I SECCION
Nombre de la Localidad: MIGUEL HIDALGO	**Nombre del Municipio o Demarcación Territorial:** MIGUEL HIDALGO
Nombre de la Entidad Federativa: CIUDAD DE MEXICO	**Entre Calle:** MONTE SINAI

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HACIENDA | SAT

Contacto
Av. Hidalgo 77, col. Guerrero, C.P. 06300, Ciudad de México.
Atención telefónica desde cualquier parte del país
MarcaSAT 55 627 22 728 y para el exterior del país
(+52) 55 627 22 728

[redacted]

Y Calle: MONTE STANOVOY	**Correo Electrónico:**
Tel. Fijo Lada:	**Número:**
Estado del domicilio:	**Estado del contribuyente en el domicilio:**

Actividades Económicas:

Orden	Actividad Económica	Porcentaje	Fecha Inicio	Fecha Fin
1	Asalariado	60	29/12/2017	
2	Regalías por uso o goce temporal de patentes y franquicias	20	01/12/2017	
3	Socio o accionista	20	29/12/2017	

Regímenes:

Régimen	Fecha Inicio	Fecha Fin
Régimen de Sueldos y Salarios e Ingresos Asimilados a Salarios	26/03/1990	
Régimen de los demás ingresos	01/12/2017	
Régimen de Ingresos por Dividendos (socios y accionistas)	29/12/2017	

Obligaciones:

Descripción de la Obligación	Descripción Vencimiento	Fecha Inicio	Fecha Fin
Declaración de pago provisional mensual de ISR. Régimen de los Demás Ingresos (ingresos periódicos)	A más tardar el día 17 del mes inmediato posterior al periodo que corresponda.	01/12/2017	
Declaración anual de ISR. Personas Físicas.	A más tardar el 30 de abril del ejercicio siguiente.	01/12/2017	

Sus datos personales son incorporados y protegidos en los sistemas del SAT, de conformidad con los Lineamientos de Protección de Datos Personales y con diversas disposiciones fiscales y legales sobre confidencialidad y protección de datos, a fin de ejercer las facultades conferidas a la autoridad fiscal.

Si desea modificar o corregir sus datos personales, puede acudir a cualquier Módulo de Servicios Tributarios y/o a través de la dirección http://sat.gob.mx

"La corrupción tiene consecuencias ¡denúnciala! Si conoces algún posible acto de corrupción o delito presenta una queja o denuncia a través de: www.sat.gob.mx, denuncias@sat.gob.mx, desde México: (55) 8852 2222, desde el extranjero: + 55 8852 2222, SAT móvil o www.gob.mx/sfp".

Cadena Original Sello: ||2022/08/05|VASA7112292X1|CONSTANCIA DE SITUACIÓN FISCAL|200001088888800000031||

Sello Digital: mZSn1TJXeLsEHyOkB01wm0S/MoH00h1oTB4prfpvVlo40248ZTo+WCcFpgtDt0JGQoY7yuFIfBA1WZzWe2f9ap
LHN54pbx7ZcaBLZWXBUMjHOVV0/sISXLAxefr+pqQQ8oGy6HISRl4U1yuAuEMVoz7MSRc0Xx9cL25+Fa42ww
=

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HACIENDA | SAT

Contacto
Av. Hidalgo 77, col. Guerrero, C.P. 06300, Ciudad de México.
Atención telefónica desde cualquier parte del país:
MarcaSAT 55 627 22 728 y para el exterior del país
(+52) 55 627 22 728

04-04

[redacted]

Nº 33300

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HACIENDA SECRETARÍA DE HACIENDA Y CRÉDITO PÚBLICO | SAT SERVICIO DE ADMINISTRACIÓN TRIBUTARIA

Contacto
Av. Hidalgo 77, col. Guerrero, C.P. 06300, Ciudad de México.
Atención telefónica desde cualquier parte del país
MarcaSAT 55 627 22 728 y para el exterior del país
(+52) 55 627 22 728

----- El suscrito Licenciado **JOSE MANUEL MAGALLON OSUNA**, Notario Público en el Estado número **147 (ciento cuarenta y siete)**, con ejercicio en esta Municipalidad y residencia en esta Ciudad, **C E R T I F I C A:** Que ante mi ratificó la firma, del presente documento, en su carácter de "**COMPRADOR**" la sociedad denominada **EMPRESA Y CAPITAL, SOCIEDAD ANONIMA PROMOTORA DE INVERSION DE CAPITAL VARIABLE**, representada por el señor **JESUS MARTE VINICIO ZATARAIN CHAVEZ**; reconociendo el compareciente como suya la firma que aparece en el mismo como las que utiliza para todos sus actos formales, y cuya capacidad legal doy fé conocer, mismos que por sus generales me manifestó ser, mexicano, casado, originario de Mazatlán, Sinaloa, nacido el día 03 (tres) de enero de 1976 (mil novecientos setenta y seis), con domicilio en Calle Roble, número 707 (setecientos siete), Fraccionamiento Estadio, Código Postal 82140 (ochenta y dos mil ciento cuarenta), Mazatlán, Sinaloa, quien se identificó con la Credencial de Elector emitida por el Instituto Nacional Electoral con Clave de Elector ZTCHJS76010325H200, Año de Registro 1993 (mil novecientos noventa y tres) 04 (cero, cuatro), Sección 2774 (dos mil setecientos setenta y cuatro), acreditándome su Personalidad y Legal existencia de su representada la sociedad denominada **EMPRESA Y CAPITAL, SOCIEDAD ANONIMA PROMOTORA DE INVERSION DE CAPITAL VARIABLE**, con la Escritura Pública número 19,657 (diecinueve mil seiscientos cincuenta y siete), Volumen LXXVIII (Septuagésimo octavo), de fecha 18 (dieciocho) de agosto de 2020 (dos mil diez), del protocolo a cargo del suscrito Notario Público, debidamente inscrita en el Registro Público de la Propiedad y del Comercio de esta ciudad, bajo el número 114 (ciento catorce), Tomo XXIII (vigésimo tercero), Sección III (tercera), en fecha 30 (treinta) de septiembre de 2010 (dos mil diez), referente acta a la constitución de la sociedad, así como la diversa Escritura Pública número 3,368 (tres mil trescientos sesenta y ocho), Volumen X (decimo), de fecha 10 (diez) de octubre de 2024 (dos mil veinticuatro), otorgada ante la fe de la Licenciada Paloma María Magallón Osuna, Notario Público del Estado número 219 (doscientos diecinueve), con ejercicio y residencia en esta ciudad, la cual quedó debidamente inscrita, en el Registro Público de la Propiedad y del Comercio de esta ciudad, bajo el folio mercantil electrónico número 20945 (veinte mil novecientos cuarenta y cinco), con fecha del 14 (catorce) de enero de 2025 (dos mil veinticinco), referida acta en donde se le otorgan amplias facultades al señor **JESUS MARTE VINICIO ZATARAIN CHAVEZ**, las cuales a la fecha, bajo protesta de decir verdad no le han sido revocadas ni limitadas en forma alguna; mismos documentos doy fé haber tenido a la vista y devueltos a su interesado por

№ 335300

COTEJADO

manifestar necesitarlos para otros usos, haciéndoles saber el suscrito Notario de las penas en que incurren quienes se conducen con falsedad ante Notario Público.------------------
----- Mazatlán, Sinaloa, México, a los **27 (veintisiete)** días del mes de **Marzo** de **2025 (dos mil veinticinco)**.- **DOY FE.**-----

LIC. JOSE MANUEL MAGALLON OSUNA
NOTARIO PUBLICO No. 147

[***]

... LICENCIADO JOSE MANUEL MAGALLON
... Público No. 147 en el Estado.
... Residencia en Mazatlán, Sinaloa.
... Que el presente documento
... con su original, que tuve a la
... 1 hoja(s) útil(es).
... mismo que previo cotejo regreso
... su uso y resguardo.- DOY FE.-
... 27 de marzo de 2025

... MAGALLON OSUNA
... PUBLICO No. 147

Lic. José Manuel Magallón Osuna Notario Público
ESTADOS UNIDOS MEXICANOS
Mazatlán, Sin., Méx.

GUILLERMO A...
ESTADOS UNI...
NOTARIA 247 DISTR...

GUILLERMO AARÓN VIGIL CHAPA, Titular de la Notaría Número Doscientos Cuarenta y Siete. **CERTIFICO**: Que el señor Jorge Emilio García Nava en representación de **"SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE**, de **"MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE**, y de **"GMC EQUIPOS MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE**, de quien me aseguré de su identidad, reconoció como suyas las firmas que aparecen en este documento (compuesto de cincuenta y un hojas), ratificando ante mí su contenido, y manifestó que sus representadas se encuentran capacitadas legalmente y que la representación que ostenta y por la que actúa está vigente, lo que acreditó como sigue:————

a).- Por lo que se refiere a la sociedad denominada "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con el instrumento número treinta y tres mil doscientos setenta y uno, de fecha veintisiete de marzo del año dos mil veinticinco, ante mí, y de dicho instrumento copio en su parte conducente lo que es del tenor literal siguiente:————

"...hago constar la formalización del OTORGAMIENTO DE PODERES que resultan de la protocolización de un Acta de Asamblea General Ordinaria de Accionistas de "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, que realizo a solicitud del Licenciado Miguel García Fernández, al tenor de los siguientes antecedentes y cláusulas:————

————ANTECEDENTES————

I.- Por instrumento número diez mil treinta, de fecha primero de julio del año dos mil trece, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil electrónico número quinientos mil trescientos cuarenta, se constituyó "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con domicilio en esta ciudad, duración de cien años, capital social mínimo fijo de CINCUENTA MIL PESOS, Moneda Nacional, representada por cien acciones ordinarias, nominativas, máximo ilimitado, cláusula de admisión de extranjeros, y con el objeto que en dicho instrumento se especificó.————

II.- Por instrumento número once mil novecientos setenta y siete, de fecha veinte de junio del año dos mil catorce, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil electrónico número quinientos mil trescientos cuarenta, se hizo constar la protocolización parcial de un Acta de Asamblea General Extraordinaria de Accionistas de "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha doce de junio del año dos mil catorce, en la que entre otros acuerdos se tomó el de modificar parcialmente el objeto social, reformándose al efecto la cláusula tercera de los estatutos sociales. Así mismo en dicho instrumento se hizo constar la compulsa de los estatutos de la sociedad.————

III.- Por instrumento número catorce mil trescientos setenta y seis, de fecha veintisiete de octubre del año dos mil quince, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil electrónico número quinientos mil trescientos cuarenta, se hizo constar la protocolización parcial de un Acta de Asamblea General Extraordinaria de Accionistas de "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha veintitrés de octubre del año dos mil quince, en la que entre otros acuerdos se tomó el de modificar el objeto social, reformándose al efecto la cláusula tercera de los estatutos sociales. Así mismo en dicho instrumento se hizo constar la compulsa de los estatutos de la sociedad, de los que en su parte conducente copio en su parte conducente lo que es del tenor literal siguiente:————

"————ESTATUTOS————

————CAPÍTULO PRIMERO————

————DENOMINACIÓN, DOMICILIO, OBJETO Y DURACIÓN————

————PRIMERA————

La sociedad se denomina "SERVICIOS VELARDEÑA". Esta denominación va seguida de las palabras SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, o de su abreviatura "S.A. de C.V."————

————SEGUNDA————

El domicilio de la sociedad es la Ciudad de MÉXICO, DISTRITO FEDERAL, pudiendo establecer oficinas, agencias y sucursales en cualquier lugar de los Estados Unidos Mexicanos o del extranjero y someterse a domicilios convencionales.——

...————CUARTA————

La duración de la sociedad es de CIEN años contados a partir de la fecha de firma de este instrumento.————

————CAPÍTULO SEGUNDO————

————CAPITAL SOCIAL, ACCIONES Y ACCIONISTAS————

---QUINTA---

El capital social es variable, con un mínimo de CINCUENTA MIL PESOS, Moneda Nacional, y un máximo ilimitado. ---

El capital social se encuentra representado por acciones ordinarias, nominativas, con valor nominal de QUINIENTOS PESOS, Moneda Nacional cada una de ellas... ---

...---CAPÍTULO TERCERO---

---ASAMBLEA DE ACCIONISTAS---

---OCTAVA ---

El órgano supremo de la sociedad es la Asamblea General de Accionistas, la cual celebrará Asambleas Generales Ordinarias y Extraordinarias. ---

...IV.- Por instrumento número veintiséis mil doscientos seis, de fecha diecisiete de febrero del año dos mil veintidós, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil electrónico número quinientos mil trescientos cuarenta, se hizo constar la protocolización de un Acta de Asamblea General Ordinaria Anual y Extraordinaria de Accionistas de "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha catorce de junio del año dos mil veintiuno, en la que entre otros, se acordó la reforma al objeto social y la consecuente modificación de la cláusula tercera de los estatutos sociales. ---

V.- Por instrumento número veintiséis mil cuatrocientos noventa y uno, de fecha cuatro de abril del año dos mil veintidós, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital en el folio mercantil electrónico número quinientos mil trescientos cuarenta, se hizo constar la protocolización de un Acta de Asamblea General Ordinaria Anual y Extraordinaria de Accionistas de "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha dieciocho de febrero del año dos mil veintidós, en la que entre otros, se acordó la reforma al objeto social y la consecuente modificación de la cláusula tercera de los estatutos sociales, para en lo sucesivo quedar como sigue: ---

"---TERCERA---

El objeto social es:---

a) El procesamiento de mineral para la industria minero-metalúrgica en general, que incluye, la realización de procesos químicos, físicos, eléctricos o de cualquier otra índole necesarios para el refinamiento de metales no ferrosos, en instalaciones propias o de terceros. ---

b) Prestar servicios administrativos y de apoyo para la explotación de minerales metálicos y no metálicos permitidos, contenidos en lotes o concesiones mineras, en términos de la legislación aplicable, y de cualesquiera otros yacimientos y otros depósitos minerales y aprovechamiento de substancias minerales, para la producción de contenidos metálicos propios para su comercialización. Así como realizar estudios sobre minerales para determinar la viabilidad de las explotaciones del mineral y material estéril, extraído por actividad minera, así como todo tipo de estudios relacionados con la minería, como la realización de análisis de campo, estudio, evaluación y determinación de materiales metálicos y no metálicos para la factibilidad de explotación de concesiones mineras.---

c) La compra, venta y negociación en cualquier forma de metales, metaloides y minerales metálicos y no metálicos, así como de los productos derivados de los mismos, combustibles, minerales sólidos, residuos de plantas de beneficio, graseros, terreros, jales y, en general, toda sustancia, cualquiera que sea su forma de presentación, necesaria para la operación de las plantas de procesamiento y realización de los fines señalados.---

d) La adquisición, disposición por cualquier título de propiedad o concesión minera, construcción, instalación, operación y explotación para uso propio de la sociedad, de toda clase de plantas de beneficio y metalúrgicas, para la preparación mecánica y el tratamiento minero-metalúrgico de cualquier tipo y elaboración, por cualquier método o sistema, de metales, minerales metálicos y no metálicos, incluyendo operaciones de fundición o de afinación, así como los productos o subproductos derivados de los mismos, al igual que plantas para la producción de toda clase de productos químicos o concentrados, y la industrialización y comercialización de los productos finales obtenidos en las plantas mencionadas, ya sea por sí solas o con otros productos adquiridos de terceros.---

e) La adquisición, uso, aprovechamiento y disposición de recursos hidráulicos y corrientes externas o subterráneas para usos mineros o industriales y para la generación de fuerza motriz para los servicios mineros, metalúrgicos e industriales, así como adquirir, construir, instalar y operar para uso propio de la sociedad, toda clase de plantas para la generación de energía eléctrica, observando siempre las disposiciones legales aplicables a la materia.---

f) La adquisición, uso, aprovechamiento y disposición de toda clase de medios de transporte, incluyendo vehículos terrestres, ferrocarriles, barcos y aeroplanos para uso de la sociedad, cuando sean necesarios o convenientes para los fines sociales, observando para tales efectos lo establecido en las disposiciones legales aplicables. ---

g) La prestación de toda clase de servicios administrativos de asistencia técnica, financieros, de tesorería, cálculos y administración de reservas, inventarios, auditoría, mercadotecnia, preparación de balances y presupuestos, elaboración e impartición de planes, programas y manuales de operación y cumplimiento, análisis de resultados de operación, evaluación de información sobre productividad y financiamientos, preparación de estudios acerca de la disponibilidad de capital, requerimientos de solvencia y capitalización, planeación, administración, organización, procesamiento de datos, monitoreo y aquellos relacionados con cumplimientos regulatorios ante las autoridades correspondientes, así como todo tipo de servicios especializados relacionados con y para empresas dedicadas a la industria minera y minera metalúrgica. ---

h) Realizar estudios de investigación y prestación de servicios especializados relacionados con la industria minera con herramienta y maquinaria propia o ajena, así como la compraventa, renta, mantenimiento y reparación de maquinaria pesada, equipo industrial y herramientas de dicha industria. ---

i) La prestación de toda clase de servicios técnicos, administrativos o de supervisión para empresas mineras y minero metalúrgicas en los Estados Unidos Mexicanos o en el extranjero. ---

j) La investigación, análisis, desarrollo, prueba, experimentación e instrumentación de tecnología especializada en relación con empresas de la industria minera y minera metalúrgica. ---

k) El establecimiento de oficinas, agencias, subsidiarias o sucursales en cualquier lugar de los Estados Unidos Mexicanos o del extranjero. ---

l) La adquisición, explotación, autorización de uso y disposición de patentes, modelos de utilidad, diseños industriales, secretos industriales, marcas, avisos y nombres comerciales, y prestación de servicios técnicos y servicios administrativos y gerenciales de carácter especializado relacionados con y para empresas de la industria minera y minera metalúrgica. ---

m) Adquirir, usar, arrendar, otorgar autorizaciones, gravar, hipotecar, transmitir y por cualquier título legal, disponer de derechos reales o personales, tangibles o intangibles, que sean necesarios o convenientes para la realización de su objeto social. ---

n) Adquirir, enajenar, gravar, arrendar, operar y administrar por cualquier título legal, toda clase de bienes muebles e inmuebles en los Estados Unidos Mexicanos o en el extranjero, incluyendo oficinas, agencias, sucursales, plantas de todo tipo, almacenes, bodegas y terminales que sean necesarios o convenientes para el cumplimiento de su objeto. ---

o) La representación de toda clase de personas, físicas o morales, dentro o fuera de los Estados Unidos Mexicanos, como agente, mediador, factor, comisionista, representante o mandatario, o en cualquier otra forma. ---

p) Adquirir y disponer, por cualquier título, toda clase de acciones, participaciones y valores en otras sociedades o asociaciones ya sea de naturaleza civil o mercantil, pública o privada, nacional o extranjera. ---

q) La emisión, aceptación, negociación, adquisición, endoso, cesión, gravamen, transmisión, suscripción y aval de títulos de crédito y documentos de comercio, incluyendo obligaciones en serie con o sin garantía real; asimismo, responder de obligaciones por terceros de manera onerosa o gratuita, otorgar garantías reales o personales, así como otorgar y recibir créditos y préstamos de dinero con o sin garantía. ---

r) Celebrar contratos de cualquier naturaleza y descripción con cualquier persona, firma, asociación, sociedad, municipio, estado, entidad política, gobierno o dependencia de los mismos, así como con cualquier entidad económica de la administración pública centralizada o descentralizada en el cumplimiento de su objeto social. ---

s) En general, la celebración de todos los contratos y la realización de todos los actos que directa o indirectamente se relacionen con su objeto, así como la emisión, aceptación, negociación, adquisición, endoso, cesión, gravamen, enajenación, suscripción y aval de títulos de crédito y efectos de comercio, incluyendo obligaciones en serie con o sin garantía real, en los términos de ley, así como responsabilizarse de obligaciones de terceros en forma onerosa o gratuita, actuar como obligado solidario en relación con obligaciones de terceros, relacionados o no, constituyendo garantías reales o personales, así como prestar y pedir prestado dinero con o sin garantía, sin limitación alguna, y la adquisición de bienes inmuebles en la extensión requerida para llevar a cabo su objeto social, sujeto a las autorizaciones previas que se requieran, en su caso." ---

VI.- Por instrumento número veintinueve mil seiscientos veintitrés, de fecha trece de octubre del año dos mil veintitrés, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital en el folio mercantil electrónico número quinientos mil trescientos cuarenta, se hizo constar la protocolización de un Acta de Asamblea General Ordinaria Anual y Extraordinaria de Accionistas de "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha nueve de octubre del año dos mil veintitrés, en la que entre otros acuerdos, se tomó el de aumentar el capital social en la parte variable, por lo que el capital social quedó en la cantidad total de VEINTICUATRO MILLONES CUATROCIENTOS DIECISIETE MIL QUINIENTOS PESOS, Moneda Nacional, de los que corresponde la cantidad de CINCUENTA MIL PESOS, Moneda Nacional, a la parte fija, y la cantidad de VEINTICUATRO MILLONES TRESCIENTOS SESENTA Y SIETE MIL QUINIENTOS PESOS, Moneda Nacional, a la parte variable. ---

VII.- Declara el Licenciado Miguel García Fernández que los accionistas de "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, celebraron una Asamblea General Ordinaria de la que se levantó el acta que es del tenor literal siguiente:--

"--------------------SERVICIOS VELARDEÑA, S.A. DE C.V. con Registro Federal de Contribuyentes:--------------------

------------------------------------ SVE130702DU2 (la "Sociedad") ------------------------------------

--------------------ASAMBLEA GENERAL ORDINARIA DE ACCIONISTAS (la "Asamblea")--------------------

------------------------------------18 DE MARZO DE 2025 ------------------------------------

En la Ciudad de México, domicilio social de Servicios Velardeña, S.A. de C.V., siendo las 10:00 horas del día 18 de marzo de 2025, se reunieron los Accionistas de la Sociedad... con el fin de celebrar una Asamblea General Ordinaria de Accionistas. ---

...El Presidente para esta Asamblea designó como Escrutadora a la señora Patricia Vivar Zirate, quien aceptó el cargo y, en el desempeño del mismo, preparó la lista de asistencia que firmada por los representantes de los Accionistas presentes se agrega al legajo de esta acta, de la que se desprende que se encontraba legalmente representada la totalidad de las acciones que integran el capital social de Servicios Velardeña, S.A. de C.V., y que fueron votadas como a continuación se indica: --------

----------A C C I O N I S T A S---ACCIONES--------------------

--SERIE "B"--------------------

--CAPITAL-------------------- CAPITAL ----------

--MÍNIMO--------------------VARIABLE...-----------

...Subtotales:---100---------------------------48,735 -------------

Total:--48,835 -----------------

...En virtud de encontrarse representada la totalidad de las acciones que integran el capital social de Servicios Velardeña, S.A. de C.V., el Presidente de la Asamblea con fundamento en el artículo 188 de la Ley General de Sociedades Mercantiles, declaró legalmente instalada la Asamblea sin necesidad de publicación previa de la convocatoria respectiva, y pidió al Secretario diese lectura al siguiente:--

------------------------------------ORDEN DEL DÍA------------------------------------

...II. Discusión y, en su caso, aprobación de la celebración del Contrato de Compraventa de la Parte Social en Minera de Cordilleras, S. de R.L. de C.V., y otorgamiento de poder para llevar a cabo lo anterior. ------------------------

III. Designación de Delegados Especiales de la Asamblea. ------------------------------------

Leído que fue el Orden del Día, se procedió a su desahogo como sigue:... ------------------------

...PUNTO DOS. En desahogo del segundo punto del Orden del Día, el Presidente informó a la Asamblea respecto de la decisión de los Accionistas de Servicios Velardeña, S.A. de C.V. de transmitir su Parte Social en Minera de Cordilleras, S. de R.L. de C.V., a favor de la sociedad denominada Empresa y Capital, S.A.P.I. de C.V. y para tales efectos será necesario celebrar el Contrato de Compraventa de Parte Social correspondiente, así como otorgar poder especial a favor de los señores...Jorge Emilio García Nava... ------------------------------------

Discutido lo anterior, por unanimidad de votos de la Asamblea, se adoptaron las siguientes:------------------------

------------------------------------R E S O L U C I O N E S ------------------------------------

"1. Se aprueba la celebración del Contrato de Compraventa de Parte Social mediante el cual Servicios Velardeña, S.A. de C.V. transmita a favor de la sociedad denominada Empresa y Capital, S.A.P.I. de C.V. su Parte Social en Minera de Cordilleras, S. de R.L. de C.V.------------------------------------

2. Se otorga a favor de los señores... Jorge Emilio García Nava con RFC GANJ711002J69, ... un poder general para actos de administración y actos de dominio en términos de los Artículos 2553, 2554, 2555, 2562 y 2574 del Código Civil Federal, y sus correlativos de los Códigos Civiles para los Estados de los Estados Unidos Mexicanos y del Código Civil para el Distrito Federal (actualmente Ciudad de México); y poder para suscribir, otorgar y avalar títulos de crédito en los términos del artículo 9° de la Ley General de Títulos y Operaciones de Crédito, para ser ejercido conjunta o individualmente, para que en nombre y representación de Servicios Velardeña, S.A. de C.V., cualquiera de ellos pueda: (i) celebrar y ratificar el Contrato de Compraventa de Parte Social mediante el cual Servicios Velardeña, S.A. de C.V. venda su Parte Social en Minera de Cordilleras, S. de R.L. de C.V. con RFC MCO941109LQ2; (ii) elaborar, firmar y presentar toda clase de avisos fiscales, documentos, declaraciones de impuestos y dictámenes fiscales relativos a la compraventa de Parte Social; (iii) comparecer ante las autoridades fiscales respecto de cualquier asunto relacionado con la compraventa de Parte Social; (iv) actuar en nombre de Servicios Velardeña, S.A. de C.V. como representante legal para cualquier asunto relacionado con la compraventa de Parte Social; (v) firmar y ratificar cualquier documento que se relacione con lo anterior; y, (vi) sustituir en todo o en parte el presente Poder reservándose siempre su ejercicio y para revocar toda sustitución de dicha manera."------------------------

PUNTO TRES. En relación con el último punto del Orden del Día, por unanimidad de votos, la Asamblea adoptó la siguiente:-

------------------------------------R E S O L U C I Ó N------------------------------------

"ÚNICA. En términos de los artículos 10 y 178 de la Ley General de Sociedades Mercantiles, se designan como Delegados Especiales de la Asamblea a los señores...Miguel García Fernández,...quedando autorizados, indistintamente, en cumplimiento de las resoluciones adoptadas por esta Asamblea, para acudir ante el Notario de su elección a formalizar, otorgar las escrituras públicas o, en su caso, a protocolizar, cuando así sea necesario los acuerdos adoptados por esta Asamblea; así como para inscribir en el Registro Público de Comercio las escrituras que otorgaren cuando así sea procedente, y expedir copias simples o certificadas de esta acta, en lo literal o conducente, que consideren necesarias o fuere procedente." ——————

...Asimismo declara el compareciente que no existen más modificaciones a los Estatutos Sociales que las relacionadas en los antecedentes de este instrumento. ——————

—————— C L Á U S U L A ——————

ÚNICA.- Queda protocolizada el acta de Asamblea General Ordinaria de Accionistas de "SERVICIOS VELARDEÑA", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha dieciocho de marzo del año dos mil veinticinco, que ha quedado transcrita en el antecedente séptimo de este instrumento, y en consecuencia quedan formalizados por este instrumento los acuerdos en ella tomados....". ——————

b).- Por lo que se refiere a la sociedad denominada "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, con el instrumento número treinta y tres mil doscientos sesenta y nueve, de fecha veintisiete de marzo del año dos mil veinticinco, ante mí, y de dicho instrumento copio en su parte conducente lo que es del tenor literal siguiente: ——————

"...hago constar la formalización del OTORGAMIENTO DE PODERES que resultan de la protocolización de un Acta de Asamblea General de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, que realizo a solicitud del Licenciado Miguel García Fernández, al tenor de los siguientes antecedentes y cláusula: ——————

I.- Por escritura número cuarenta y dos mil ciento catorce, de fecha nueve de noviembre de mil novecientos noventa y cuatro, ante el Licenciado Javier del Valle Palazuelos, Titular de la Número Sesenta y Uno del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y de Comercio de Agua Prieta, Estado de Sonora, el día veintiuno de diciembre de mil novecientos noventa y cuatro, bajo el número ciento veintinueve, de la Sección Comercio, volumen dos, libro primero, se constituyó "MINERA DE CORDILLERAS", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con domicilio en Agua Prieta, Estado de Sonora, duración de noventa y nueve años, capital social mínimo fijo de CINCUENTA MIL NUEVOS PESOS, Moneda Nacional (actualmente CINCUENTA MIL PESOS, Moneda Nacional), y máximo ilimitado, cláusula de admisión de extranjeros y con el objeto que en dicho instrumento se especificó. ——————

II.- Por escritura número quinientos treinta y uno, de fecha catorce de diciembre de mil novecientos noventa y cuatro, ante el Licenciado José Luis Villavicencio Castañeda, Titular de la Notaría Número Doscientos Dieciocho del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y de Comercio de Agua Prieta, Estado de Sonora, el día veinticuatro de diciembre de mil novecientos noventa y cuatro, bajo el número ciento treinta, de la Sección Comercio, volumen dos, del libro uno, se hizo constar la protocolización de un Acta de Asamblea General Extraordinaria y Ordinaria de Accionistas de "MINERA DE CORDILLERAS", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha veintiuno de noviembre de mil novecientos noventa y cuatro, en la que entre otros acuerdos se tomó el de transformar la sociedad en una SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE. ——————

III.- Por escritura número cuatro mil doscientos sesenta y seis, de fecha veintiuno de enero de mil novecientos noventa y siete, ante el mismo Notario que la anterior, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad y del Comercio de Zacatecas, Estado del mismo nombre, el día doce de febrero de mil novecientos noventa y siete, bajo el número nueve, folios treinta y seis guión cuarenta, del volumen ciento veinticuatro Comercio, Sección Sexta, se hizo constar la protocolización parcial de un Acta de Asamblea General Extraordinaria de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha diez de septiembre de mil novecientos noventa y seis, en la que entre otros acuerdos se tomó el de cambiar el domicilio de la Sociedad de la Ciudad de Agua Prieta, Estado de Sonora, a la Ciudad de Zacatecas, Estado del mismo nombre, reformándose al efecto la cláusula tercera de los estatutos sociales. ——————

Asimismo en la mencionada acta de Asamblea se tomó el acuerdo de reformar las cláusulas cuarta, novena, décima primera y vigésima cuarta de los estatutos sociales; así como el de aumentar el capital variable de la sociedad en la cantidad de QUINIENTOS CUATRO PESOS, Moneda Nacional. ——————

IV.- Por escritura número cinco mil cuatrocientos noventa y seis, de fecha veinticuatro de octubre de mil novecientos noventa y siete, ante el mismo Notario que las anteriores, cuyo primer testimonio quedó inscrito en el Registro Público de la Propiedad de Zacatecas, Estado del mismo nombre, el día cuatro de noviembre de mil novecientos noventa y siete, bajo el número veintidós a folios treinta y cuatro guión cuarenta y seis, del volumen ciento veintinueve Comercio, Sección Sexta, libro primero, se hizo constar la protocolización de un Acta de Asamblea de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha veintidós de septiembre de mil novecientos noventa y siete, en la que entre otros acuerdos se tomó el de reformar las cláusulas novena y vigésima cuarta de los estatutos sociales. —

V.- Por instrumento número veintidós mil treinta y seis, de fecha nueve de noviembre del año dos mil cinco, ante el Licenciado Heriberto Castillo Villanueva, Titular de la Notaría Número Sesenta y Nueve del Distrito Federal, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil número trescientos cuarenta y cuatro mil doscientos sesenta y cuatro, se hizo constar la protocolización parcial de un Acta de Asamblea de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha diecisiete de octubre del año dos mil cinco, en la que entre otros acuerdos se tomó el de cambiar el domicilio de la Sociedad de la Ciudad de Zacatecas, Estado del mismo nombre, a la Ciudad de México, reformándose al efecto la cláusula tercera de los estatutos sociales.- ——————

VI.- Por instrumento número veintidós mil sesenta y dos, de fecha dieciséis de noviembre del año dos mil cinco, ante el mismo Notario que el anterior, se hizo constar la compulsa de los estatutos sociales de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, y de una copia certificada del tercer testimonio de dicho instrumento copio en su parte conducente lo que es del tenor literal siguiente: ——————

"... —————— C L Á U S U L A ——————

única.- El Licenciado Alberto Mauricio Vázquez Sánchez, me solicita que compulse los estatutos de "MINERA de Cordilleras", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, los cuales en la actualidad son los siguientes: ——————

—————— ESTATUTOS SOCIALES ——————

—————— DENOMINACIÓN ——————

PRIMERA.- La denominación de la Sociedad será "MINERA DE CORDILLERAS", la cual deberá ir siempre seguida de las palabras "SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE" o de su abreviatura, "S. de R.L. de C.V.". — ——————

...—————— DOMICILIO ——————

TERCERA. El domicilio de la sociedad es la Ciudad de México, Distrito Federal, pudiendo establecer oficinas, agencias y sucursales en cualquier lugar de los Estados Unidos Mexicanos, o del extranjero y someterse a domicilios convencionales con propósitos determinados, sin que por ello se entienda cambiado el domicilio social. ——————

—————— DURACIÓN ——————

CUARTA.- Con sujeción a las disposiciones de la Cláusula Vigésima Cuarta de los Estatutos Sociales, la duración de la Sociedad será de NOVENTA Y NUEVE AÑOS, contados a partir de la fecha de firma de la escritura constitutiva. ——————

—————— EXTRANJERIA ——————

QUINTA.- "Todo extranjero que en el acto de la constitución o en cualquier tiempo ulterior, adquiriera un interés o participación social en la Sociedad, se considerará por ese simple hecho como mexicano respecto de uno y otra, y se entenderá que conviene en no invocar la protección de su Gobierno bajo la pena, en caso de faltar a su convenio, de perder dicho interés o participación en beneficio de la Nación Mexicana. ——————

—————— CAPITAL ——————

SEXTA.- El capital de la Sociedad será variable. El capital mínimo será la cantidad de N$50,000.00 (Cincuenta mil nuevos pesos 00/100) M.N. y la parte variable del capital social será ilimitada. ——————

El capital podrá ser adquirido por personas físicas mexicanas o entidades sociales, así como por personas físicas, corporaciones o entidades extranjeras. ——————

—————— DERECHO DE VOTO ——————

SÉPTIMA.- Todo socio tendrá derecho a participar en las decisiones de las Asambleas, gozando de un voto por cada N$1.00 (Un nuevo peso 00/100) M.N. de su aportación. ——————

—————— PARTES SOCIALES ——————

OCTAVA.- Cada socio no tendrá más de una parte social. Cuando un socio haga una nueva aportación, o adquiera la totalidad o una fracción de la parte de un coasociado, en los términos previstos en estos Estatutos, su parte social se aumentará en la cantidad respectiva. ——————

NOVENA.- Las partes sociales pueden estar representadas por documentos que en todo caso solo tendrán valor probatorio. —

...————————ASAMBLEAS————————

DÉCIMA SEGUNDA.- La Asamblea de Socios es el órgano supremo de la Sociedad.————

Las Asambleas se reunirán previa convocatoria que se expida, en el domicilio social, por lo menos una vez al año, dentro de los cuatro meses siguientes a la clausura de cada ejercicio social.————

'Los socios pueden renunciar expresamente a la publicación de la convocatoria y ésta no será necesaria, si al momento de la votación, todos los socios están presentes o representados.————

...VII.- Por instrumento número trescientos diecinueve, de fecha veintitrés de junio del año dos mil seis, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil número trescientos cuarenta y cuatro mil doscientos sesenta y cuatro, se hizo constar la protocolización parcial de un Acta de Asamblea General Extraordinaria de Accionistas de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha ocho de junio del año dos mil seis, en la que entre otros acuerdos se tomó el de reformar el objeto social de la sociedad y en consecuencia la cláusula segunda de los estatutos sociales para quedar redactada de la siguiente manera:————

"...————————OBJETO————————

SEGUNDA.- El objeto de la sociedad es: ————

a) La industria minero-metalúrgica en general y, por tanto, la realización de todo acto que sea necesario, consecuencia o se relacione con la misma. ————

b) Adquirir por solicitud, cesión u otro medio, derechos para la exploración y explotación de lotes mineros o concesiones mineras de exploración y concesiones mineras de explotación, en términos de la legislación aplicable, y cualesquiera otros yacimientos y otros depósitos minerales, así como la exploración, explotación y aprovechamiento de substancias minerales, para la producción de metales, metaloides y minerales metálicos y no metálicos.————

c) Comprar, vender y, en general, negociar en cualquier forma con metales, metaloides y minerales metálicos y no metálicos, así como con los productos derivados de los mismos, combustibles, minerales sólidos, residuos de plantas de beneficio, graseros, terreros, jales y, en general, toda substancia, cualquiera que sea su forma de presentación, necesaria para la operación de las plantas y realización de los fines señalados. ————

d) Adquirir, disponer por cualquier título, construir, instalar, operar y explotar para uso propio de la sociedad, toda clase de plantas de beneficio y metalúrgicas, para la preparación mecánica y el tratamiento minero-metalúrgico de cualquier tipo y elaboración, por cualquier método o sistema, de metales, minerales metálicos y no metálicos, incluyendo operaciones de fundición o de afinación, así como los productos o sub-productos derivados de los mismos, al igual que plantas para la producción de toda clase de ácidos, productos químicos y substancias, y la industrialización y comercio de materias primas obtenidas en las plantas mencionadas, ya sea por sí solas o con otras substancias adquiridas de terceros.————

e) Adquisición, uso, aprovechamiento y disposición de caídas de agua y corrientes externas o subterráneas para usos mineros o industriales y para la generación de fuerza motriz para los servicios mineros, metalúrgicos e industriales, así como adquirir, construir, instalar y operar para uso propio de la sociedad toda clase de plantas para la generación de energía eléctrica, observando siempre las disposiciones legales aplicables.————

f) Adquisición, uso, aprovechamiento y disposición de toda clase de medios de transporte, incluyendo ferrocarriles, barcos y aeroplanos para uso de la sociedad, cuando sean necesarios o convenientes para los fines sociales, observando en todo momento, las disposiciones legales aplicables.————

g) Adquirir y disponer por cualquier título legal, de toda clase de bienes muebles e inmuebles, derechos reales y personales necesarios o convenientes para los fines señalados.————

h) Adquirir y disponer por cualquier título de toda clase de acciones, participaciones y valores en otras sociedades o asociaciones, ya sean mercantiles o civiles, públicas o privadas, nacionales o extranjeras, así como adquirir, enajenar, gravar y emitir toda clase de títulos de crédito, efectos de comercio y demás.————

i) Fabricar, formular, comprar, vender, poseer y disponer de toda clase de bienes, substancias, insumos, materias primas y artículos que sean necesarios o se requieran para la realización de sus objetos.————

j) Adquisición por cualquier título, explotación, desarrollo, operación, administración, diseño, instalación y adaptación en todas las formas industriales y comerciales de maquinaria, equipo, utensilios, implementos, fábricas, plantas, instalaciones y negocios, observando las disposiciones en materia de inversiones extranjeras. ——————

k) La representación de terceros como comisionista, agente, factor, mediador, distribuidor o en cualquier otra forma. ——

l) Adquisición por cualquier título, de derechos sobre patentes, modelos de utilidad, diseños industriales, marcas, marcas colectivas, avisos comerciales, nombres comerciales y derechos de autor, así como proporcionar y recibir toda clase de conocimientos técnicos, asistencia técnica, servicios técnicos, administrativos o de supervisión. ——————

m) En general, la celebración de todos los contratos y la realización de todos los actos que directa o indirectamente se relacionen con su objeto, así como la emisión, aceptación, negociación, adquisición, endoso, cesión, gravamen, enajenación, subscripción y aval de títulos de crédito y efectos de comercio, incluyendo obligaciones en serie con o sin garantía real, en los términos de ley, así como responsabilizarse de obligaciones de terceros en forma onerosa o gratuita, constituyendo garantías reales o personales, así como prestar y pedir prestado dinero con o sin garantía, sin limitación alguna, y la adquisición de bienes inmuebles en la extensión requerida para llevar a cabo su objeto social, sujeto a las autorizaciones previas que se requieran, en su caso…". ——————

VIII.- Por instrumento número diecisiete mil cuatrocientos veintiuno, de fecha trece de julio del año dos mil diecisiete, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil número trescientos cuarenta y cuatro mil doscientos sesenta y cuatro, se hizo constar la protocolización de un Acta de Asamblea General de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha veintiuno de abril del año dos mil diecisiete, en la que entre otros acuerdos se tomó el de reformar la cláusula décima séptima de los estatutos sociales. ——————

IX.- Declara el compareciente que mediante diversas Asambleas Generales, los socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, han aumentado el capital social de la sociedad en la parte variable, siendo el más reciente el acordado en la Asamblea General de Socios de fecha dieciocho de marzo del año dos mil veinticinco, misma que quedó protocolizada mediante instrumento número treinta y tres mil doscientos cuarenta, de fecha veintiuno de marzo del año dos mil veinticinco, ante mí, en la que se acordó aumentar el capital social en su parte variable en la cantidad de CUARENTA Y NUEVE MILLONES DOSCIENTOS SESENTA MIL CIENTO OCHENTA Y SEIS PESOS, Moneda Nacional, por lo que el capital social quedó en la cantidad total de CUATROCIENTOS DIECISÉIS MILLONES SETECIENTOS VEINTICINCO MIL SETECIENTOS CUARENTA Y CINCO PESOS, Moneda Nacional, de los que corresponden la cantidad de CINCUENTA MIL PESOS, Moneda Nacional, a la parte fija, y la cantidad de CUATROCIENTOS DIECISÉIS MILLONES SEISCIENTOS SETENTA Y CINCO MIL SETECIENTOS CUARENTA Y CINCO PESOS, Moneda Nacional, a la parte variable. ——————

X.- Declara el Licenciado Miguel García Fernández que los socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, celebraron una Asamblea General de la que se levantó el acta que es del tenor literal siguiente: ——————

"——MINERA DE CORDILLERAS, S. DE R.L. DE C.V. con Registro Federal de ——

——Contribuyentes MCO941109LQ2 (la "Sociedad") ——

——ASAMBLEA GENERAL DE SOCIOS (la "Asamblea")——

——21 DE MARZO DE 2025 ——

En la Ciudad de México, domicilio social de Minera de Cordilleras, S. de R.L. de C.V., siendo las 15:00 horas del día 21 de marzo de 2025, se reunieron los Socios de la Sociedad… con el fin de celebrar una Asamblea General de Socios. ——

… El Presidente para esta Asamblea designó como Escrutadora a la señora Patricia Vivar Zirate, quien aceptó el cargo y, en el desempeño del mismo, preparó la lista de asistencia que firmada por los representantes de los Socios presentes se agrega al legajo de esta acta, de la que se desprende que se encontraba legalmente representada la totalidad de los Socios y las Partes Sociales que integran el capital social de Minera de Cordilleras, S. de R.L. de C.V., y que fueron votadas como a continuación se indica: ——————

SOCIOS	PARTES SOCIALES	VALOR CAPITAL FIJO	VALOR CAPITAL VARIABLE
…Subtotales:		$50,000.00	$416'675,745.00
Totales:	4	$416'725,745.00	

… En virtud de encontrarse representada la totalidad de los Socios y las Partes Sociales que integran el capital social de Minera de Cordilleras, S. de R.L. de C.V., el Presidente de la Asamblea declaró legalmente instalada la Asamblea sin necesidad de publicación previa de la convocatoria respectiva, y pidió al Secretario diese lectura al siguiente: ——

——ORDEN DEL DÍA——

I. Discusión y, en su caso, aprobación de la comparecencia de la Sociedad a la celebración de los Contratos de Compraventa de las Partes Sociales de la Sociedad, y otorgamiento de poder para llevar a cabo lo anterior. ——————————
II. Designación de Delegados Especiales de la Asamblea. ——————————
Leído que fue el Orden del Día, se procedió a su desahogo como sigue: ——————————

Nº 335600

PUNTO UNO. En relación con el primer punto del Orden del Día, el Presidente informó a la Asamblea sobre la celebración de los Contratos de Compraventa respecto de las Partes Sociales representativas del Capital Social de Minera de Cordilleras, S. de R.L. de C.V., a favor de Visión y Proyección de Negocios, S.A. de C.V. y Empresa y Capital, S.A.P.I. de C.V., y para tales efectos será necesario que la Sociedad comparezca a la celebración de dichos Contratos de Compraventa de Partes Sociales, en su carácter de emisora de las Partes Sociales objeto de los Contratos; consecuentemente, es necesario otorgar poder especial a favor de los señores... Jorge Emilio García Nava... ——————————
Discutido lo anterior, por unanimidad de votos de la Asamblea, se adoptaron las siguientes: ——————————
——————————*RESOLUCIONES*——————————
1. Se aprueba la celebración de los Contratos de Compraventa respecto de las Partes Sociales representativas del Capital Social de Minera de Cordilleras, S. de R.L. de C.V., a favor de Visión y Proyección de Negocios, S.A. de C.V. y Empresa y Capital, S.A.P.I. de C.V. ——————————
2. Se aprueba que la Sociedad comparezca a la celebración de los Contratos de Compraventa de Partes Sociales referido en la Resolución 1 que antecede, en su carácter de emisora de las Partes Sociales objeto de los Contratos. ——————————
3. Se otorga a favor de los señores... Jorge Emilio García Nava con RFC GANJ711002J69... un poder general para actos de administración y actos de dominio en términos de los Artículos 2553, 2554, 2555, 2562 y 2574 del Código Civil Federal, y sus correlativos de los Códigos Civiles para los Estados de los Estados Unidos Mexicanos y del Código Civil para el Distrito Federal (actualmente Ciudad de México); y poder para suscribir, otorgar y avalar títulos de crédito en los términos del artículo 9° de la Ley General de Títulos y Operaciones de Crédito, para ser ejercido conjunta o individualmente, para que en nombre y representación de Minera de Cordilleras, S. de R.L. de C.V., cualquiera de ellos pueda: (i) celebrar los Contratos de Compraventa respecto de las Partes Sociales representativas del Capital Social de Minera de Cordilleras, S. de R.L. de C.V., a favor de Visión y Proyección de Negocios, S.A. de C.V. y Empresa y Capital, S.A.P.I. de C.V.; (ii) elaborar, firmar y presentar toda clase de avisos fiscales, documentos, declaraciones de impuestos y dictámenes fiscales relativos a la Compraventa de Partes Sociales; (iii) comparecer ante las autoridades fiscales respecto de cualquier asunto relacionado con la Compraventa de Partes Sociales; (iv) actuar en nombre de Minera de Cordilleras, S. de R.L. de C.V. como representante legal para cualquier asunto relacionado con la Compraventa de Partes Sociales; (v) firmar y ratificar cualquier documento que se relacione con lo anterior; y, (vi) sustituir en todo o en parte el presente Poder reservándose siempre su ejercicio y para revocar toda sustitución de dicha manera. ——————————
PUNTO DOS. En relación con el último punto del Orden del Día, por unanimidad de votos, la Asamblea adoptó la siguiente: -
——————————*RESOLUCIÓN*——————————
ÚNICA. En términos de los artículos 10 y 77 de la Ley General de Sociedades Mercantiles, se designan como Delegados Especiales de la Asamblea a los señores... Miguel García Fernández... quedando autorizados, indistintamente, en cumplimiento de las resoluciones adoptadas por esta Asamblea, para acudir ante el Notario de su elección a formalizar, otorgar las escrituras públicas o, en su caso, a protocolizar, cuando así sea necesario los acuerdos adoptados por esta Asamblea; así como para inscribir en el Registro Público de Comercio las escrituras que otorgaren cuando así sea procedente, y expedir copias simples o certificadas de esta acta, en lo literal o conducente, que consideren necesarias o fuere procedente... ——————————
... Asimismo declara el compareciente que no existen más modificaciones a los Estatutos Sociales que las relacionadas en este instrumento. ——————————
——————————*CLÁUSULA*——————————
ÚNICA.- Queda protocolizada el acta de Asamblea General de Socios de "MINERA DE CORDILLERAS", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, de fecha veintiuno de marzo del año dos mil veinticinco, que ha quedado transcrita en el antecedente décimo de este instrumento, y en consecuencia quedan formalizados por este instrumento los acuerdos en ella tomados...". ——————————

c).- Por lo que se refiere a la sociedad denominada "GMC EQUIPOS MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con el instrumento número treinta y tres mil doscientos setenta, de fecha veintisiete de marzo del año dos mil veinticinco, ante mí, y de dicho instrumento copio en su parte conducente lo que es del tenor literal siguiente:------------

"...hago constar la formalización del OTORGAMIENTO DE PODERES que resultan de la protocolización de un Acta de Asamblea General Ordinaria de Accionistas de "GMC EQUIPOS MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, que realizo a solicitud del Licenciado Miguel García Fernández, al tenor de los siguientes antecedentes y cláusulas: --

I.- Por instrumento número veinte mil ochocientos veintinueve, de fecha doce de abril del año dos mil diecinueve, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil electrónico número N guión dos cero uno nueve cero tres nueve seis dos nueve, se constituyó "GMC EQUIPOS MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, con domicilio en esta ciudad, duración de cien años, capital social mínimo fijo de CINCUENTA MIL PESOS, Moneda Nacional, máximo ilimitado, cláusula de admisión de extranjeros, con el objeto que en dicho instrumento se especificó, y de dicho instrumento copio en su parte conducente lo que es del tenor literal siguiente: ------

"--E S T A T U T O S--

...--CAPÍTULO TERCERO--

--ASAMBLEA DE ACCIONISTAS--

--OCTAVA--

El órgano supremo de la sociedad es la Asamblea General de Accionistas, la cual celebrará Asambleas Generales Ordinarias y Extraordinarias. --

...II.- Por instrumento número veintiséis mil doscientos siete, de fecha diecisiete de febrero del año dos mil veintidós, ante mí, cuyo primer testimonio quedó inscrito en el Registro Público de Comercio de esta Capital, en el folio mercantil electrónico número N guión dos cero uno nueve cero tres nueve seis dos nueve, se hizo constar la protocolización de un Acta de Asamblea General Ordinaria Anual y Extraordinaria de Accionistas de "OPERACIÓN GMC MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha catorce de junio del año dos mil veintiuno, en la que entre otros, se acordó la reforma al objeto social y la consecuente modificación de la cláusula tercera de los estatutos sociales, para en lo sucesivo quedar redactada como sigue: --

"...--TERCERA--

El objeto social es:--

a) La industria minero-metalúrgica en general y, por tanto, la realización de todo acto que sea necesario, consecuencia o se relacione con la misma. --

b) La exploración, explotación, y beneficio de los minerales o sustancias que en vetas, mantos, masas. o (así) yacimientos constituyan depósitos minerales cuya naturaleza sea distinta de los componentes de los terrenos a que se refiere el Artículo Cuatro de la Ley Minera en México. --

c) La realización de todos los actos necesarios para el cumplimiento de su objeto social, en cumplimiento con lo ordenado por la Ley Minera y leyes aplicables en México.--

d) La adquisición por solicitud, cesión o cualquier otro.(así) medio permitido por la Ley, de derechos para la exploración y explotación de lotes mineros o concesiones mineras, en términos de la legislación aplicable, y de cualesquiera otros yacimientos y otros depósitos minerales, así como la exploración, explotación y aprovechamiento de substancias minerales, para la producción de metales, metaloides y minerales metálicos y no metálicos. --

e) La compra, venta y, en general, la negociación en cualquier forma, de metales, metaloides y minerales metálicos y no metálicos, así como de los productos derivados de los mismos, combustibles, minerales sólidos, residuos de plantas de beneficio, graseros, terreros, jales y, en general, toda sustancia, cualquiera que sea su forma de presentación, necesaria para la operación de las plantas y realización de los fines señalados. --

f) La adquisición, disposición por cualquier titulo, construcción, instalación, operación y explotación para uso propio de la Sociedad, de toda clase de plantas de beneficio y metalúrgicas, para la preparación mecánica y el tratamiento minero-metalúrgico de cualquier tipo y elaboración, por cualquier método o sistema, de metales, minerales metálicos y no metálicos, incluyendo operaciones de fundición o de afinación, así como los productos o sub-productos derivados de los mismos, al igual que plantas para la producción de toda clase de ácidos, productos químicos y substancias, y la industrialización y comercio de materias primas obtenidas en las plantas mencionadas, ya sea por sí solas o con otras substancias adquiridas de terceros. ----

g) La adquisición, uso, aprovechamiento y disposición de concesiones de agua, alumbramientos de agua, caídas de agua y comentes (así) externas o subterráneas para usos mineros o industriales y para la generación de fuerza motriz para los servicios mineros, metalúrgicos e industriales, así como adquirir, construir, instalar y operar para uso propio de la Sociedad, toda clase de plantas para la generación de energía eléctrica, observando siempre las disposiciones legales aplicables a la materia.- --

h) La adquisición, arrendamiento, uso, aprovechamiento y disposición de toda clase de bienes muebles e inmuebles así como de medios de transporte, incluyendo vehículos ligeros, vehículos pesados de carga, vehículos de transporte de personal, vehículos para la industria minera, ferrocarriles, barcos y aeroplanos para uso de la Sociedad, cuando sean necesarios o convenientes para los fines sociales de la Sociedad, observando para tales efectos lo establecido en las disposiciones legales aplicables.——

i) La realización de estudios de investigación y prestación de servicios especializados relacionados con la industria minera y minera metalúrgica, así como venta, renta, mantenimiento y reparación de maquinaria pesada, equipo industrial y herramientas de dicha industria.——

j) La prestación de toda clase de servicios técnicos, administrativos o de supervisión especializados para empresas mineras, minero metalúrgicas en los Estados Unidos Mexicanos o en el extranjero.——

k) La prestación de toda clase de servicios profesionales y técnicos especializados en minas de profundidad o en minas a cielo abierto, consistentes en: obras mineras, exploración, explotación y beneficio de minerales, así como trabajos de obra civil. ——

l) La venta, compra, arrendamiento, distribución, representación, importación, exportación y en general, la comercialización de todo tipo de maquinaria, equipo e instrumentos para todo tipo de industria, incluyendo la minera y la de la construcción.——

m) La ejecución de toda clase de trabajos que de manera enunciativa pero no limitativa, incluyen aquellos relacionados con la industria minera, venta, renta, mantenimiento y reparación de maquinaria pesada, equipo industrial y herramientas. ——

n) La investigación, análisis, desarrollo, prueba, experimentación e instrumentación de tecnología en relación con toda clase de industrias, bienes, productos y servicios.——

o) El establecimiento de oficinas, agencias, subsidiarias o sucursales en cualquier lugar de los Estados Unidos Mexicanos o del extranjero. ——

p) La adquisición, explotación, autorización de uso y disposición de patentes, modelos de utilidad, diseños industriales, secretos industriales, marcas, avisos y nombres comerciales.——

q) Adquirir, usar, arrendar, otorgar autorizaciones, gravar, hipotecar, transmitir y por cualquier título legal, disponer de derechos reales o personales, tangibles o intangibles, que sean necesarios o convenientes para la realización de su objeto social. – ——

r) La adquisición por cualquier título, explotación, desarrollo, operación, administración, diseño, instalación y adaptación en todas las formas industriales y comerciales de maquinaria, equipo, utensilios, implementos, fábricas, plantas, instalaciones y negocios.——

s) Adquirir, enajenar, gravar, arrendar, operar y administrar por cualquier título legal, toda clase de bienes muebles e inmuebles en los Estados Unidos Mexicanos o en el extranjero, incluyendo oficinas, agencias, sucursales, plantas de todo tipo, almacenes, talleres, bodegas y terminales que sean necesarios o convenientes para el cumplimiento de su objeto. ——

t) Representar toda clase de personas, físicas o morales, dentro o fuera de los Estados Unidos Mexicanos, como agente, mediador, factorista, comisionista, representante o mandatario, o en cualquier otra forma.——

u) Adquirir y disponer, por cualquier título, de toda clase de acciones, participaciones y valores en otras sociedades o asociaciones, ya sean de naturaleza civil o mercantil, pública o privada, nacional o extranjera.——

v) La emisión, aceptación, negociación, adquisición, endoso, cesión, gravamen, transmisión, suscripción y aval de títulos de crédito y documentos de comercio, incluyendo obligaciones en serie con o sin garantía real; asimismo, responder de obligaciones por terceros de manera onerosa o gratuita, otorgar garantías reales o personales, así como otorgar y recibir créditos y préstamos de dinero con o sin garantía. ——

w) Celebrar contratos de cualquier naturaleza y descripción con cualquier persona, firma, asociación, sociedad, municipio, estado, entidad política, gobierno o dependencia de los mismos, así como con cualquier entidad económica de la administración pública centralizada o descentralizada; así como con las empresas productivas del estado y sus subsidiarias.—

x) La compra en general de toda clase de materiales explosivos, substancias y productos químicos necesarios para la exploración, explotación, beneficio o tratamiento de minerales metálicos y no metálicos, así como para la operación de plantas de toda clase de productos minerales y metalúrgicos. ——

y) La compra, almacenamiento y consumo de material explosivo en la Industria de la Minería, necesarios para la exploración, explotación, beneficio o tratamiento de minerales metálicos y no metálicos, así como para la realización del objeto de la

Sociedad, conforme al Permiso General que pala (así) tales efectos otorgue la Secretaria de la Defensa Nacional, de acuerdo a lo establecido en el artículo 42 (cuarenta y dos) de la Ley Federal de Armas de Fuego y Explosivos; con la limitación de la Sociedad no podrá transferir, arrendar, vender o ceder por ningún medio, el Permiso General para la compra, venta y consumo de material explosivo, del que la Sociedad sea titular, conforme a lo dispuesto por el primer párrafo del artículo 44 (cuarenta y cuatro) de la Ley Federal de Armas de Fuego y Explosivos.——————————

z) En general, la celebración de todos los contratos y la realización de todos los actos que directa o indirectamente se relacionen con su objeto, así como la emisión, aceptación, negociación, adquisición, endoso, cesión, gravamen, enajenación, suscripción y aval de toda clase de bienes, muebles e inmuebles, títulos de crédito y efectos de comercio, incluyendo obligación serie con o sin garantía real, los términos de ley, así como responsabilizarse solidariamente de obligaciones de terceros de forma onerosa o gratuita, constituyendo toda clase de garantías reales o personales, así como prestar y pedir prestado dinero con o sin garantía, sin limitación alguna, y la adquisición de bienes inmuebles en la extensión requerida para llevar a cabo el objeto social, sujeto a las autorizaciones previas que se requieran, en su caso…".——————

III.- Declara el Licenciado Miguel García Fernández que los accionistas de "GMC EQUIPOS MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, celebraron una Asamblea General Ordinaria de la que se levantó el acta que, en su parte conducente, es del tenor literal siguiente:——————

"——————GMC EQUIPOS MÉXICO, S.A. DE C.V. con Registro Federal de Contribuyentes:——————

——————GEM190412IG3 (la "Sociedad")——————

——————ASAMBLEA GENERAL ORDINARIA DE ACCIONISTAS (la "Asamblea")——————

——————21 DE MARZO DE 2025——————

En la Ciudad de México, domicilio social de GMC Equipos México, S.A. de C.V., siendo las 10:00 horas del día 21 de marzo de 2025, se reunieron los Accionistas de la Sociedad… con el fin de celebrar una Asamblea General Ordinaria de Accionistas.

… El Presidente para esta Asamblea designó como Escrutadora a la señora Patricia Vivar Zirate, quien aceptó el cargo y, en el desempeño del mismo, preparó la lista de asistencia que firmada por los representantes de los Accionistas presentes se agrega al legajo de esta acta, de la que se desprende que se encontraba legalmente representada la totalidad de las acciones que integran el capital social de GMC Equipos México, S.A. de C.V., y que fueron votadas como a continuación se indica: ——

ACCIONISTAS	ACCIONES Y VOTOS	VALOR
	SERIE "A"	
… Totales	50,000	$50,000.00

…En virtud de encontrarse representada la totalidad de las acciones que integran el capital social de GMC Equipos México, S.A. de C.V., el Presidente de la Asamblea con fundamento en el artículo 188 de la Ley General de Sociedades Mercantiles, declaró legalmente instalada la Asamblea sin necesidad de publicación previa de la convocatoria respectiva, y pidió al Secretario diese lectura al siguiente:——————

——————ORDEN DEL DÍA——————

I. Aprobación de la comparecencia de la Sociedad a la celebración de los Contratos de Compraventa de Partes Sociales de la sociedad denominada Minera de Cordilleras, S. de R.L. de C.V., y otorgamiento de poder para llevar a cabo lo anterior. ——

II. Aprobación de la comparecencia de la Sociedad para constituirse como garante de obligaciones asumidas por Minera de Cordilleras, S. de R.L. de C.V., y otorgamiento de poder para llevar a cabo lo anterior. ——————

III. Designación de Delegados Especiales de la Asamblea. ——————

Leído que fue el Orden del Día, se procedió a su desahogo como sigue: ——————

PUNTO UNO. En relación con el primer punto del Orden del Día, el Presidente informó a la Asamblea sobre la celebración de los Contratos de Compraventa respecto de las Partes Sociales representativas del Capital Social de MINERA DE CORDILLERAS, S. DE R.L. DE C.V., de las cuales es propietaria GOLDEN MINERALS SERVICES CORPORATION, APEX MINING PARTNERS LIMITED, MINERA WILLIAM, S.A. DE C.V. y SERVICIOS VELARDEÑA, S.A. DE C.V. a favor de EMPRESA Y CAPITAL, S.A.P.I. DE C.V. y VISION Y PROYECCIÓN DE NEGOCIOS, S.A. DE C.V., y para tales efectos será necesario que GMC EQUIPOS MÉXICO, S.A. DE C.V. comparezca a la celebración de dichos Contratos de Compraventa de Partes Sociales, con el objeto de que se constituya voluntariamente como garante de las obligaciones de indemnización asumidas por los vendedores (según se define en los Contratos de Compraventa); consecuentemente, es necesario otorgar poder especial a favor de los señores… Jorge Emilio García Nava… ——————

Discutido lo anterior, por unanimidad de votos de la Asamblea, se adoptaron las siguientes:——————

——————RESOLUCIONES——————

1. Se aprueba la comparecencia de GMC EQUIPOS MÉXICO, S.A. DE C.V. a la celebración de los Contratos de Compraventa respecto de las Partes Sociales representativas del Capital Social de MINERA DE CORDILLERAS, S. DE R.L. DE C.V., de las cuales es propietaria GOLDEN MINERALS SERVICES CORPORATION, APEX MINING PARTNERS LIMITED, MINERA WILLIAM, S.A. DE C.V. y SERVICIOS VELARDEÑA, S.A. DE C.V. a favor de EMPRESA Y CAPITAL, S.A.P.I. DE C.V. y VISION Y PROYECCIÓN DE NEGOCIOS, S.A. DE C.V., con el objeto de que GMC EQUIPOS MÉXICO,

S.A. DE C.V. se constituya voluntariamente como garante única y exclusivamente respecto de las obligaciones de indemnización asumidas por los vendedores en dichos Contratos.—

2. Se otorga a favor de los señores... Jorge Emilio García Nava con RFC GANJ711002J69... un poder general para actos de administración y actos de dominio en términos de los Artículos 2553, 2554, 2555, 2562 y 2574 del Código Civil Federal, y sus correlativos de los Códigos Civiles para los Estados de los Estados Unidos Mexicanos y del Código Civil para el Distrito Federal (actualmente Ciudad de México); y poder para suscribir, otorgar y avalar títulos de crédito en los términos del artículo 9° de la Ley General de Títulos y Operaciones de Crédito, para ser ejercido conjunta o individualmente, para que en nombre y representación de GMC EQUIPOS MÉXICO, S.A. DE C.V., cualquiera de ellos pueda llevar a cabo todos los actos jurídicos que sean necesarios para la comparecencia de la Sociedad a la celebración de los Contratos de Compraventa respecto de las Partes Sociales representativas del Capital Social de MINERA DE CORDILLERAS, S. DE R.L. DE C.V., de las cuales es propietaria GOLDEN MINERALS SERVICES CORPORATION, APEX MINING PARTNERS LIMITED, MINERA WILLIAM, S.A. DE C.V. y SERVICIOS VELARDEÑA, S.A. DE C.V. a favor de EMPRESA Y CAPITAL, S.A.P.I. DE C.V. y VISION Y PROYECCIÓN DE NEGOCIOS, S.A. DE C.V., respectivamente, con el objeto de que la Sociedad se constituya voluntariamente como garante única y exclusivamente respecto de las obligaciones de indemnización asumidas por los vendedores en dichos Contratos; asimismo, los apoderados podrán actuar en nombre de la Sociedad como representantes legales para cualquier asunto relacionado con los Contratos de Compraventa de Partes Sociales antes referidos, así como para firmar y ratificar cualquier documento que se relacione con lo anterior.—

PUNTO DOS. En desahogo del segundo punto del Orden del Día, el Presidente informó a la Asamblea que, en relación con lo aprobado en el Punto Uno del Orden del Día de esta misma Asamblea, respecto de la comparecencia de la Sociedad a la celebración de los Contratos de Compraventa respecto de las Partes Sociales representativas del Capital Social de MINERA DE CORDILLERAS, S. DE R.L. DE C.V., como es del conocimiento de los accionistas de la Sociedad, con fecha 28 de agosto de 2024, MINERA DE CORDILLERAS, S. DE R.L. DE C.V. celebró, como garante de las obligaciones de indemnización asumidas por los VENDEDORES a favor de los COMPRADORES, 4 Contratos de Compraventa respecto de las Acciones de la sociedad denominada MINERA LABRI, S.A. DE C.V., cuya garantía otorgada permanecería vigente por un plazo de 24 meses contados a partir de dicha fecha. En virtud de lo anterior, los Accionistas propusieron a la Asamblea que GMC EQUIPOS MÉXICO, S.A. DE C.V. se constituya voluntariamente como Garante de las obligaciones de indemnización asumidas por MINERA DE CORDILLERAS, S. DE R.L. DE C.V. en los Contratos de Compraventa respecto de las Acciones de la sociedad denominada MINERA LABRI, S.A. DE C.V. antes referidos y en consecuencia se otorgue poder especial a favor de los señores... Jorge Emilio García Nava... para firmar y ratificar cualquier convenio modificatorio, contrato o documento que tenga por objeto la sustitución de MINERA DE CORDILLERAS, S. DE R.L. DE C.V. por GMC EQUIPOS MÉXICO, S.A. DE C.V. como Garante de las obligaciones de indemnización asumidas en los Contratos de Compraventa respecto de las Acciones de la sociedad denominada MINERA LABRI, S.A. DE C.V.—

Discutido lo anterior, por unanimidad de votos de la Asamblea, se adoptaron las siguientes:—

—RESOLUCIONES—

1. Se aprueba que GMC EQUIPOS MÉXICO, S.A. DE C.V. se constituya voluntariamente como Garante de las obligaciones de indemnización asumidas por MINERA DE CORDILLERAS, S. DE R.L. DE C.V. en los Contratos de Compraventa respecto de las Acciones de la sociedad denominada MINERA LABRI, S.A. DE C.V. de fecha 28 de agosto de 2024, celebrando para tales efectos cualquier convenio modificatorio, contrato o documento que tenga por objeto la sustitución de MINERA DE CORDILLERAS, S. DE R.L. DE C.V. por GMC EQUIPOS MÉXICO, S.A. DE C.V. como Garante de dichas obligaciones de indemnización. —

2. Se otorga a favor de los señores... Jorge Emilio García Nava con RFC GANJ711002J69... un poder general para actos de administración y actos de dominio en términos de los Artículos 2553, 2554, 2555, 2562 y 2574 del Código Civil Federal, y sus correlativos de los Códigos Civiles para los Estados de los Estados Unidos Mexicanos y del Código Civil para el Distrito Federal (actualmente Ciudad de México); y poder para suscribir, otorgar y avalar títulos de crédito en los términos del artículo 9° de la Ley General de Títulos y Operaciones de Crédito, para ser ejercido conjunta o individualmente, para que en nombre y representación de GMC EQUIPOS MÉXICO, S.A. DE C.V., cualquiera de ellos pueda llevar a cabo todos los actos jurídicos que sean necesarios para que la Sociedad se constituya voluntariamente como Garante de las obligaciones de indemnización asumidas por MINERA DE CORDILLERAS, S. DE R.L. DE C.V. en los Contratos de Compraventa respecto de las Acciones de la sociedad denominada MINERA LABRI, S.A. DE C.V. de fecha 28 de agosto de 2024, celebrando para tales efectos cualquier convenio modificatorio, contrato o documento que tenga por objeto la sustitución de MINERA DE CORDILLERAS, S. DE R.L. DE C.V. por GMC EQUIPOS MÉXICO, S.A. DE C.V. como Garante de dichas obligaciones de indemnización; asimismo, los apoderados podrán actuar en nombre de la Sociedad como representantes legales para cualquier asunto relacionado con la constitución de la Sociedad como Garante, así como para firmar y ratificar cualquier documento que se relacione con lo anterior. ——————————————

PUNTO TRES. En relación con el último punto del Orden del Día, por unanimidad de votos, la Asamblea adoptó la siguiente:-

————————————————*RESOLUCIÓN*————————————————

ÚNICA. En términos de los artículos 10 y 178 de la Ley General de Sociedades Mercantiles, se designan como Delegados Especiales de la Asamblea a los señores... Miguel García Fernández... quedando autorizados, indistintamente, en cumplimiento de las resoluciones adoptadas por esta Asamblea, para acudir ante el Notario de su elección a formalizar, otorgar las escrituras públicas o, en su caso, a protocolizar, cuando así sea necesario los acuerdos adoptados por esta Asamblea; así como para inscribir en el Registro Público de Comercio las escrituras que otorgaren cuando así sea procedente, y expedir copias simples o certificadas de esta acta, en lo literal o conducente, que consideren necesarias o fuere procedente... ——————————————

Asimismo declara el compareciente que no existen más modificaciones a los Estatutos Sociales que las relacionadas en este instrumento.——————————————

————————————————*CLÁUSULA*————————————————

ÚNICA.- Queda protocolizada el acta de Asamblea General Ordinaria de Accionistas de "GMC EQUIPOS MÉXICO", SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, de fecha veintiuno de marzo del año dos mil veinticinco, que ha quedado transcrita en el antecedente tercero de este instrumento, y en consecuencia quedan formalizados por este instrumento los acuerdos en ella tomados...". ——————————————

Lo anterior consta en el instrumento número treinta y tres mil trescientos, de fecha primero de abril del año dos mil veinticinco, ante mí.——————————————Doy fe.——————————————

Ciudad de México, a dos de abril del año dos mil veinticinco.——————————————

EGA/ara*

GUILLERMO AARON VIGIL CHAPA
ESTADOS UNIDOS MEXICANOS
NOTARIA 247 DISTRITO FEDERAL MEXICO